                                                       1933 Act File No. 2-85406
                                                      1940 Act File No. 811-3814

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                X
                                                                      ---

     Pre-Effective Amendment No.
                                ----                                  ---

     Post-Effective Amendment No.  20                                  X
                                  ----                                ---


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        X
                                                                      ---

     Amendment No.  21                                                 X
                   ----                                               ---


                      (Check appropriate box or boxes.)

                       RESERVE NEW YORK TAX-EXEMPT TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              810 Seventh Avenue, New York, NY              10019
--------------------------------------------------------------------------------
            (Address of Principal Executive Offices)      (Zip Code)

Registrant's telephone number, including area code      (212) 977-9982
                                                   ----------------------

MaryKathleen Foynes Esq. , Reserve New York Tax-Exempt Trust, 810 Seventh Avenue, 17th Floor,
--------------------------------------------------------------------------------


New York, NY 10019
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)


   It is proposed that this filing will become effective (check appropriate box)

      immediately upon filing pursuant to paragraph (b) of Rule 485
   --

   X  on July 30, 1998 pursuant to paragraph (b) of Rule 485
   --

      60 days after filing pursuant to paragraph (a) of Rule 485
   --
      on (date) pursuant to paragraph (a) of Rule 485
   --

                                 ----------

The Commission is requested to send copies of all communications to:


                               Paul F. Roye, Esq.
                             Dechert Price & Rhoads
                              1775 Eye Street, NW
                             Washington, DC  20006



Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 electing to register an indefinite number of shares of beneficial interest. The notice required by Rule 24f-2 with respect to Registrant's fiscal year ending May 31, 1998 was filed with the Commission on July 24, 1998


                                                  This filing contains __ pages.

                      RESERVE NEW YORK TAX-EXEMPT TRUST

                 CROSS REFERENCE SHEET PURSUANT TO RULE 495

FORM                                                                PROSPECTUS AND STATEMENT
N-1A                                                                 OF ADDITIONAL INFORMATION
ITEM          FORM CAPTION                                                    CAPTION
----    -------------------------                                   ---------------------------
 1      Cover Page                                                  Cover Page

 2      Synopsis                                                    (omitted)

 3      Condensed Financial Information                             Financial Highlights

 4      General Description of Registrant                           Investment Objective and Policies;
                                                                    Shares of Beneficial Interest

 5      Management of the Fund                                      Management; How to Buy Shares

 6      Capital Stock and Other Securities                          Shares of Beneficial Interest

 7      Purchase of Securities Being Offered                        How to Buy Shares

 8      Redemption or Repurchase                                    Redemptions

 9      Legal Proceedings                                           (omitted)

10      Cover Page                                                  Statement of Additional Information

11      Table of Contents                                           Table of Contents

12      General Information and History                             (omitted)

13      Investment Objective and Policies                           Investment Objective and Policies

14      Management of the Registrant                                Trustees and Executive Officers

15      Control Persons and Principal                               Trustees and Executive Officers; Shares of
        Holders of Securities                                       Beneficial Interest

16      Investment Advisory and Other                               Investment Management, Distribution, Service
        Services                                                    and Custodian Agreements

17      Brokerage Allocation                                        Portfolio Turnover, Transaction Charges and
                                                                    Allocation

18      Capital Stock and Other Securities                          Shares of Beneficial Interest

19      Purchase, Redemption, and Pricing                           Purchase, Redemption and Pricing of Shares;
        of Securities Being Offered

20      Tax Status                                                  Distributions and Taxes

21      Underwriters                                                Investment Management, Distribution, Service and
                                                                    Custodian Agreements

22      Calculation of Yield Quotations                             Fund Yield
        Of Money Market Funds

23      Financial Statements                                        Financial Statements

                                         General Information, Purchases and
                                         Redemptions

                                         ---------------------------------------

                                         24-Hour Yield and Balance Information


                                         ---------------------------------------

                                         Nationwide
                                         800-637-1700   M   www.reservefunds.com

                         TAX-EXEMPT MONEY MARKET FUNDS
                                FOR RESIDENTS OF
                CALIFORNIA, CONNECTICUT, FLORIDA, MASSACHUSETTS,
                  NEW JERSEY, NEW YORK, OHIO AND PENNSYLVANIA

     The NEW YORK TAX-EXEMPT FUND of Reserve New York Tax-Exempt Trust and the CALIFORNIA TAX-EXEMPT, CONNECTICUT TAX-EXEMPT, FLORIDA TAX-EXEMPT, MASSACHUSETTS TAX-EXEMPT, NEW JERSEY TAX-EXEMPT, OHIO TAX-EXEMPT and PENNSYLVANIA TAX-EXEMPT FUNDS of Reserve Tax-Exempt Trust (each a Fund, together the "Fund(s)") are money-market funds whose investment objective is to seek as high a level of short-term interest income exempt from federal income and state and local personal income and/ or property taxes, if any, for resident holders of the particular state fund as is consistent with preservation of capital and liquidity.

    The Funds are designed for institutions and individuals as a convenient alternative to the direct investment of temporary cash balances in short-term money-market accounts or instruments. The Funds seek to employ idle cash at yields competitive with yields of other comparable short-term investments, and are designed to reduce or eliminate for the investor the mechanical problems of direct investment in money-market instruments such as scheduling maturities, evaluating the credit of issuers, investing in round lots, safeguarding receipt and delivery of securities and reinvesting.

    Each of the Funds invests principally in high-quality tax-exempt obligations issued by the specific state and its counties, municipalities, authorities or other political subdivisions.

    SHARES OF THE FUNDS ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


    This Prospectus sets forth the information about the Funds which a prospective investor should know before investing. A Statement of Additional Information ("SAI") dated July 31, 1998, providing further details about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. It may be obtained without charge by writing or calling the Funds. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, the Prospectus, material incorporated by reference, and other information regarding the Funds filed electronically with the SEC.


    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR OBLIGATIONS GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ------------------

                        Prospectus dated July 31, 1998.
 Investors are advised to read and retain this Prospectus for future reference.

                              SHAREHOLDER EXPENSES

    The following tables illustrate all expenses and fees that a shareholder of each Fund will incur directly or indirectly. The expenses and fees set forth in the table are for the fiscal year ended May 31, 1998.

                        SHAREHOLDER TRANSACTION EXPENSES

                             NEW YORK    CALIFORNIA   CONNECTICUT    FLORIDA     MASSACHUSETTS   NEW JERSEY      OHIO
                            TAX-EXEMPT   TAX-EXEMPT   TAX-EXEMPT    TAX-EXEMPT    TAX-EXEMPT     TAX-EXEMPT   TAX-EXEMPT
                               FUND         FUND         FUND          FUND          FUND           FUND         FUND
                            ----------   ----------   -----------   ----------   -------------   ----------   ----------
Sales Load Imposed on
  Purchases...............     None         None         None          None          None           None         None
Sales Load Imposed on
  Reinvested Dividends....     None         None         None          None          None           None         None
Redemption Fees*..........     None         None         None          None          None           None         None
Exchange Fees.............     None         None         None          None          None           None         None

                            PENNSYLVANIA
                             TAX-EXEMPT
                                FUND
                            ------------
Sales Load Imposed on
  Purchases...............      None
Sales Load Imposed on
  Reinvested Dividends....      None
Redemption Fees*..........      None
Exchange Fees.............      None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                             NEW YORK    CALIFORNIA   CONNECTICUT    FLORIDA     MASSACHUSETTS   NEW JERSEY      OHIO
                            TAX-EXEMPT   TAX-EXEMPT   TAX-EXEMPT    TAX-EXEMPT    TAX-EXEMPT     TAX-EXEMPT   TAX-EXEMPT
                               FUND         FUND         FUND          FUND          FUND           FUND         FUND
                            ----------   ----------   -----------   ----------   -------------   ----------   ----------
Management Fees...........     .50%         .50%          .50%         .50%           .50%          .50%          .50%
12b-1 Fees................     .17%         .20%          .16%         .20%           .03%          .19%          .00%
Other Operating Expenses
  Administration and
    Operations Expenses...     .22%         .22%          .20%         .20%           .17%          .26%          .47%
  Equipment...............     .03%         .03%          .02%         .03%           .03%          .03%          .01%
  Other...................     .02%         .01%          .01%         .01%           .02%          .01%          .02%
                               ---          ---           ---          ---            ---           ---          ----
Total Operating
  Expenses................     .94%         .96%          .89%         .94%           .75%          .99%         1.00%
                               ===          ===           ===          ===            ===           ===          ====

                            PENNSYLVANIA
                             TAX-EXEMPT
                                FUND
                            ------------
Management Fees...........       .50%
12b-1 Fees................       .20%
Other Operating Expenses
  Administration and
    Operations Expenses...       .26%
  Equipment...............       .03%
  Other...................       .01%
                                ----
Total Operating
  Expenses................      1.00%
                                ====


    *A $2 fee will be charged on redemption checks issued by the Funds of less than $100 and a $10 fee will be charged for wire redemption of less than $10,000.

    The purpose of these tables are to assist the investor in understanding the costs and expenses that a shareholder in a Fund will bear directly or indirectly.

    The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                      ------   -------   -------   --------
New York Tax-Exempt Fund............................   $10       $30       $52       $115
California Tax-Exempt Fund..........................   $10       $31       $53       $118
Connecticut Tax-Exempt Fund.........................   $ 9       $28       $49       $110
Florida Tax-Exempt Fund.............................   $10       $30       $52       $115
Massachusetts Tax-Exempt Fund.......................   $ 8       $24       $42       $ 93
New Jersey Tax-Exempt Fund..........................   $10       $32       $55       $121
Ohio Tax-Exempt Fund................................   $10       $32       $55       $122
Pennsylvania Tax-Exempt Fund........................   $10       $32       $55       $122

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


    The following information applies to a share of the Reserve New York Tax-Exempt Trust -- New York Tax-Exempt Fund and Reserve Tax-Exempt
Trust -- California, Connecticut, Florida, Massachusetts, New Jersey, Ohio and Pennsylvania Tax-Exempt Funds outstanding throughout each period. It should be read in conjunction with the financial statements and related notes on page 16. Such information has been audited by PricewaterhouseCoopers LLP, as indicated in their report on page 15.


                                                FOR FISCAL YEARS ENDED MAY 31,
                                ---------------------------------------------------------------
   NEW YORK TAX-EXEMPT FUND       1998       1997       1996       1995       1994       1993
   ------------------------     --------   --------   --------   --------   --------   --------
Net asset value, beginning of
  year........................  $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000
                                -------    -------    -------    -------    -------    -------
Income from investment
  operations..................    .0363      .0352      .0381      .0352      .0249      .0281
Expenses......................    .0095      .0105      .0105      .0099      .0099      .0103
                                -------    -------    -------    -------    -------    -------
Net investment income (1).....    .0268      .0247      .0276      .0253      .0150      .0178
Dividends from net investment
  income (1)..................   (.0268)    (.0247)    (.0276)    (.0253)    (.0150)    (.0178)
                                -------    -------    -------    -------    -------    -------
Net asset value, end of
  year........................  $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000
                                =======    =======    =======    =======    =======    =======
Total Return..................     2.68%      2.47%      2.76%      2.53%      1.50%      1.78%
   RATIOS/SUPPLEMENTAL DATA
------------------------------
Net assets in thousands, end
  of year.....................  171,212    153,180    125,454    152,906    148,387    149,785
Ratio of expenses to average
  net assets..................      .94%      1.04%      1.04%       .98%       .98%      1.02%
Ratio of net investment income
  to average net assets.......     2.63%      2.43%      2.72%      2.48%      1.48%      1.76%

                                     FOR FISCAL YEARS ENDED MAY 31,
                                -----------------------------------------
   NEW YORK TAX-EXEMPT FUND       1992       1991       1990       1989
   ------------------------     --------   --------   --------   --------
Net asset value, beginning of
  year........................  $1.0000    $1.0000    $1.0000    $1.0000
                                -------    -------    -------    -------
Income from investment
  operations..................    .0421      .0563      .0616      .0600
Expenses......................    .0104      .0105      .0100      .0103
                                -------    -------    -------    -------
Net investment income (1).....    .0317      .0458      .0516      .0497
Dividends from net investment
  income (1)..................   (.0317)    (.0458)    (.0516)    (.0497)
                                -------    -------    -------    -------
Net asset value, end of
  year........................  $1.0000    $1.0000    $1.0000    $1.0000
                                =======    =======    =======    =======
Total Return..................     3.17%      4.58%      5.16%      4.97%
   RATIOS/SUPPLEMENTAL DATA
------------------------------
Net assets in thousands, end
  of year.....................  156,567    148,079    120,142     90,378
Ratio of expenses to average
  net assets..................     1.03%      1.01%       .98%      1.00%
Ratio of net investment income
  to average net assets.......     3.09%      4.43%      5.02%      4.86%


                                                       FOR FISCAL YEARS ENDED MAY 31,         OCTOBER 17, 1994
                                                       ------------------------------   (COMMENCEMENT OF OPERATIONS)
             CALIFORNIA TAX-EXEMPT FUND                  1998       1997       1996         THROUGH MAY 31, 1996
-----------------------------------------------------  --------   --------   --------   ----------------------------
Net asset value, beginning of year...................  $1.0000    $1.0000    $1.0000              $1.0000
                                                       -------    -------    -------              -------
Income from investment operations....................    .0358      .0341      .0379                .0243
Expenses.............................................    .0098      .0102      .0106                .0062
                                                       -------    -------    -------              -------
Net investment income (1)............................    .0260      .0239      .0273                .0181
Dividends from net investment income (1).............   (.0260)    (.0239)    (.0273)              (.0181)
                                                       -------    -------    -------              -------
Net asset value, end of year.........................  $1.0000    $1.0000    $1.0000              $1.0000
                                                       =======    =======    =======              =======
Total Return.........................................     2.60%      2.39%      2.73%                1.81%(2)
              RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------
Net assets in thousands, end of year.................   66,933     30,952     12,612               11,088
Ratio of expenses to average net assets..............      .96%      1.03%      1.04%                1.02%(2)
Ratio of net investment income to average net
  assets.............................................     2.55%      2.40%      2.67%                2.95%(2)

                                         FOR FISCAL YEARS ENDED MAY 31,
CONNECTICUT TAX-EXEMPT   ---------------------------------------------------------------
         FUND              1998       1997       1996       1995       1994       1993
----------------------   --------   --------   --------   --------   --------   --------
Net asset value,
  beginning of year....  $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000
                         -------    -------    -------    -------    -------    -------
Income from investment
  operations...........    .0358      .0341      .0368      .0352      .0250      .0269
Expenses...............    .0091      .0098      .0102      .0098(3)   .0086(3)   .0087(3)
                         -------    -------    -------    -------    -------    -------
Net investment income
  (1)..................    .0267      .0243      .0266      .0254      .0164      .0182
Dividends from net
  investment income
  (1)..................   (.0267)    (.0243)    (.0266)    (.0254)    (.0164)    (.0182)
                         -------    -------    -------    -------    -------    -------
Net asset value, end of
  year.................  $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000
                         =======    =======    =======    =======    =======    =======
Total Return...........     2.67%      2.43%      2.66%      2.54%      1.64%      1.82%
  RATIOS/SUPPLEMENTAL
         DATA
-----------------------
Net assets in
  thousands, end of
  year.................   36,787     33,497     34,801     26,626    128,693    157,115
Ratio of expenses to
  average net assets...      .89%       .97%      1.01%       .89%(3)     .85%(3)     .86%(3)
Ratio of net investment
  income to average net
  assets...............     2.64%      2.39%      2.61%      2.33%      1.62%      1.81%

                              FOR FISCAL YEARS ENDED MAY 31,
CONNECTICUT TAX-EXEMPT   -----------------------------------------
         FUND              1992       1991       1990       1989
----------------------   --------   --------   --------   --------
Net asset value,
  beginning of year....  $1.0000    $1.0000    $1.0000    $1.0000
                         -------    -------    -------    -------
Income from investment
  operations...........    .0400      .0534      .0615      .0604
Expenses...............    .0091(3)   .0086(3)   .0083(3)   .0086(3)
                         -------    -------    -------    -------
Net investment income
  (1)..................    .0309      .0448      .0532      .0518
Dividends from net
  investment income
  (1)..................   (.0309)    (.0448)    (.0532)    (.0518)
                         -------    -------    -------    -------
Net asset value, end of
  year.................  $1.0000    $1.0000    $1.0000    $1.0000
                         =======    =======    =======    =======
Total Return...........     3.09%      4.48%      5.32%      5.18%
  RATIOS/SUPPLEMENTAL
         DATA
-----------------------
Net assets in
  thousands, end of
  year.................  191,101    241,790    314,489    247,929
Ratio of expenses to
  average net assets...      .90%(3)     .85%(3)     .81%(3)     .84%(3)
Ratio of net investment
  income to average net
  assets...............     3.05%      4.41%      5.17%      5.05%


                                                                                    JUNE 24, 1996
                                                               YEAR ENDED    (COMMENCEMENT OF OPERATIONS)
                  FLORIDA TAX-EXEMPT FUND                     MAY 31, 1998       THROUGH MAY 31, 1997
                  -----------------------                     ------------   ----------------------------
Net asset value, beginning of year..........................    $1.0000                $1.0000
                                                                -------                -------
Income from investment operations...........................      .0366                  .0321
Expenses....................................................      .0097                  .0093
                                                                -------                -------
Net investment income (1)...................................      .0269                  .0228
Dividends from net investment income (1)....................     (.0269)                (.0228)
                                                                -------                -------
Net asset value, end of year................................    $1.0000                $1.0000
                                                                =======                =======
Total Return................................................       2.69%                  2.42%(2)
                  RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------
Net assets in thousands, end of year........................     10,817                  4,109
Ratio of expenses to average net assets.....................        .94%                  1.04%(2)
Ratio of net investment income to average net assets........       2.62%                  2.39%(2)


                                                                                                                JANUARY 22, 1990
                                                      FOR FISCAL YEARS ENDED MAY 31,                            (COMMENCEMENT OF
                               -----------------------------------------------------------------------------   OPERATIONS) THROUGH
MASSACHUSETTS TAX-EXEMPT FUND   1998      1997      1996      1995      1994      1993      1992      1991        MAY 31, 1990
-----------------------------  -------   -------   -------   -------   -------   -------   -------   -------   -------------------
Net asset value, beginning of
 year..................        $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000        $ 1.0000
                               -------   -------   -------   -------   -------   -------   -------   -------        --------
Income from investment
 operations............          .0361     .0338     .0362     .0335     .0227     .0257     .0386     .0551           .0209
Expenses...............          .0077     .0079(3)   .0086(3)   .0070(3)   .0052(3)   .0048(3)   .0045(3)   .0032(3)         .0010
                               -------   -------   -------   -------   -------   -------   -------   -------        --------
Net investment income (1)...     .0284     .0259     .0276     .0265     .0175     .0209     .0341     .0519           .0199
Dividends from net investment
 income (1)............         (.0284)   (.0259)   (.0276)   (.0285)   (.0175)   (.0209)   (.0341)   (.0519)         (.0199)(4)
                               -------   -------   -------   -------   -------   -------   -------   -------        --------
Net asset value, end of
 year..................        $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000        $ 1.0000
                               =======   =======   =======   =======   =======   =======   =======   =======        ========
Total Return...........           2.84%     2.59%     2.76%     2.65%     1.75%     2.09%     3.41%     5.19%           5.59%(2)
  RATIOS/SUPPLEMENTAL DATA
-----------------------
Net assets in thousands, end
 of year...............         25,383    13,035     8,955    10,169    14,824    13,305     7,186     4,652           2,140
Ratio of expenses to average
 net assets............            .75%      .79%(3)     .84%(3)     .69%(3)     .61%(3)     .46%(3)     .44%(3)     .30%(3)  29%(2)
Ratio of net investment
 income to average net
 assets................           2.78%     2.58%     2.71%     2.80%     1.73%     2.04%     3.28%     4.79%           5.53%(2)

                                                       FOR FISCAL YEARS ENDED MAY 31,         OCTOBER 17, 1994
                                                       ------------------------------   (COMMENCEMENT OF OPERATIONS)
             NEW JERSEY TAX-EXEMPT FUND                  1998       1997       1996         THROUGH MAY 31, 1995
             --------------------------                --------   --------   --------   ----------------------------
Net asset value, beginning of year...................  $1.0000    $1.0000    $1.0000              $1.0000
                                                       -------    -------    -------              -------
Income from investment operations....................    .0354      .0343      .0369                .0330
Expenses.............................................    .0100      .0107      .0106                .0087(3)
                                                       -------    -------    -------              -------
Net investment income (1)............................    .0254      .0236      .0263                .0243
Dividends from net investment income (1).............   (.0254)    (.0236)    (.0263)              (.0243)
                                                       -------    -------    -------              -------
Net asset value, end of year.........................  $1.0000    $1.0000    $1.0000              $1.0000
                                                       =======    =======    =======              =======
Total Return.........................................     2.54%      2.36%      2.63%                2.43%(2)
              RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------
Net assets in thousands, end of year.................   37,600     39,452     41,026               21,607
Ratio of expenses to average net assets..............      .99%      1.06%      1.04%                1.01%(2)(3)
Ratio of net investment income to average net
  assets.............................................     2.50%      2.33%      2.59%                2.82%(2)


                                                                     APRIL 1, 1998
                                                              (COMMENCEMENT OF OPERATIONS)
                    OHIO TAX-EXEMPT FUND                          THROUGH MAY 31, 1998
                    --------------------                      ----------------------------
Net asset value, beginning of year..........................            $1.0000
                                                                        -------
Income from investment operations...........................              .0065
Expenses....................................................              .0017
                                                                        -------
Net investment income (1)...................................              .0048
Dividends from net investment income (1)....................             (.0048)
                                                                        -------
Net asset value, end of year................................            $1.0000
                                                                        =======
Total Return................................................               2.87%(2)
                  RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------
Net assets in thousands, end of year........................              2,507
Ratio of expenses to average net assets.....................               1.00%(2)
Ratio of net investment income to average net assets........               2.86%(2)

                                                                   SEPTEMBER 12, 1997
                                                              (COMMENCEMENT OF OPERATIONS)
                PENNSYLVANIA TAX-EXEMPT FUND                      THROUGH MAY 31, 1998
                ----------------------------                  ----------------------------
Net asset value, beginning of year..........................            $1.0000
                                                                        -------
Income from investment operations...........................              .0261
Expenses....................................................              .0072
                                                                        -------
Net investment income (1)...................................              .0189
Dividends from net investment income (1)....................             (.0189)
                                                                        -------
Net asset value, end of year................................            $1.0000
                                                                        =======
Total Return................................................               2.64%(2)
                  RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------
Net assets in thousands, end of year........................             13,187
Ratio of expenses to average net assets.....................               1.00%(2)
Ratio of net investment income to average net assets........               2.62%(2)

---------------
(1) Based on compounding of daily dividends. Not indicative of future results.
(2) Annualized.

(3) During these periods the Manager waived all or a portion of fees and expenses. If there were no reductions in expenses, the actual expenses for the Connecticut Fund would have been 0.10% higher and the actual expenses for the Massachusetts Fund would have been 0.04%, 0.05%, 0.11%, 0.43%, 0.50%, 0.50%, 0.50% and 0.50% higher and 0.01% higher for the New Jersey Fund.

(4) .01c per share represents distributions of taxable income.

                                     YIELD




    For the seven calendar days ended May 31, 1998, the current and effective yields for the Funds were as follows:

                                                              CURRENT YIELD   EFFECTIVE YIELD
                                                              -------------   ---------------
California Tax-Exempt Fund..................................      2.67%            2.71%
Connecticut Tax-Exempt Fund.................................      2.66%            2.70%
Florida Tax-Exempt Fund.....................................      2.85%            2.89%
Massachusetts Tax-Exempt Fund...............................      2.72%            2.76%
New Jersey Tax-Exempt Fund..................................      2.66%            2.69%
New York Tax-Exempt Fund....................................      2.74%            2.78%
Ohio Tax-Exempt Fund........................................      2.86%            2.90%
Pennsylvania Tax-Exempt Fund................................      2.75%            2.79%

    Current yield refers to the income generated by an investment in a Fund over a seven-day period. This income is then annualized, that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be higher than the current yield because of this compounding effect.

    The Funds may also quote tax equivalent yields, which show the taxable yields an investor would have to earn before taxes to equal a Fund's tax-free yield. The tax equivalent yield is calculated by dividing a Fund's current or effective yield by the result of one minus a stated federal and/or state and local tax rate.


                       INVESTMENT OBJECTIVE AND POLICIES



    The investment objective of each of the Funds is to seek as high a level of short-term interest income exempt from federal income and state and local personal income taxes, if any, as is consistent with preservation of capital and liquidity. However, achievement of this objective cannot be assured. This investment objective may not be changed without the vote of a majority of the outstanding shares of a Fund as defined in the Investment Company Act of 1940 ("1940 Act").


    Each Fund seeks to attain its objective by investing principally in tax-exempt obligations issued by the state for which it is named and the state's counties, municipalities, authorities or other political subdivisions. There can be no assurance that any of the Funds will achieve its investment objective.

    These securities are generally known as "municipal bonds" or "municipal notes" ("Municipal Obligations") and the interest on them is exempt from federal income tax in the opinion of either bond counsel for the issuers or, in some instances, the issuer itself. They may be issued to raise money for various public purposes such as constructing public facilities. Certain types of Municipal Obligations are issued to obtain funding for privately operated facilities. General obligation bonds and notes are backed by the taxing power of the issuer. Revenue bonds and notes are backed by the revenues of a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power. Industrial development revenue bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer. Each Fund may invest any portion of its assets in industrial revenue bonds and notes. Municipal Obligations bear fixed, variable or floating rates of interest. At least 80% of the value of each Fund's assets will be invested in Municipal Obligations which are exempt from federal income and state and, with respect to the New York Tax-Exempt Fund, local personal income taxes and, with respect to the Florida Tax-Exempt Fund, the Florida intangibles tax, and with respect to the Pennsylvania Tax-Exempt Fund, the Pennsylvania county personal property tax, unless it has adopted a temporary defensive position. In addition, during periods when the Funds' Investment Adviser believes that Municipal Obligations meeting each respective Fund's quality standards are not available, a Fund may invest up to 20% of the value of its assets, or a greater percentage on a temporary basis, in Municipal Obligations exempt only from federal income taxes.

    Each Fund may purchase floating and variable rate demand notes, which are Municipal Obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, in each case usually upon not more than seven (7) days' notice. The interest rates on these floating and variable rate demand notes fluctuate from time to time. Frequently, such Municipal Obligations are secured by letters of credit or other credit support arrangements provided by banks. The Funds may invest any portion of their assets in floating and variable rate demand notes secured by bank letters of credit or other credit support arrangements. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of these Municipal Obligations. A Fund will not invest more than 10% of the value of its assets in floating or variable rate demand notes for which there is no secondary market if the demand feature on such Municipal Obligations is exercisable on more than seven (7) days' notice.

    In view of the investment of each of the Funds in industrial revenue development bonds and notes secured by letters of credit or guarantees of banks, an investment in a Fund's shares should be made with an understanding of the characteristics of the banking industry and the risks such an investment may entail. Banks are subject to extensive government regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money-market conditions. In addition, general economic conditions play an important part in the operations of this industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

    Each Fund will purchase tax-exempt securities which are rated MIG-1 or MIG-2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent thereof. Municipal Obligations which are not rated may also be purchased provided such securities are determined to be of comparable quality by the Fund's Investment Adviser to those rated securities in which the Funds may invest pursuant to guidelines established by their Boards of Trustees.

OTHER POLICIES. Certain banks and other municipal securities dealers have indicated a willingness to sell Municipal Obligations to the Funds accompanied by a commitment to repurchase the securities at a Fund's option or at a specified date, at an agreed upon price or yield within a specified period prior to the maturity date of such securities at the amortized cost thereof. If a bank or other municipal securities dealer were to default under such standby commitment and fail to pay the exercise price, a Fund could suffer a potential loss to the extent that the amount paid by the Fund, if any, for the Municipal Obligation with a standby commitment exceeded the current value of the underlying Municipal Obligation. If a bank or other municipal securities dealer defaults under its standby commitment, the liquidity of the security subject to such commitment may be adversely affected.

    Municipal Obligations are sometimes offered on a "when-issued" or delayed delivery basis. There is no limit on a Fund's ability to purchase municipal securities on a when-issued basis. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase of such Municipal Obligations. During the period between the purchase and settlement dates, no payment is made by a Fund to the issuer and no interest accrues to a Fund on such securities. To the extent that assets of a Fund purchasing such securities are not invested prior to the settlement of a purchase of securities, a Fund will earn no income, however, it is each Fund's intent to be as fully invested as is practicable. While when-issued securities may be sold prior to settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV"). Each Fund will also maintain readily marketable assets at least equal in value to commitments for when-issued securities specifically for the settlement of such commitments. The Investment Adviser does not believe that a Fund's net asset value or income will be adversely affected by the purchase of Municipal Obligations on a when-issued basis.

    The Funds may purchase participation interests in Municipal Obligations from financial institutions. A participation interest gives a Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. Frequently, such instruments are secured by letters of credit or other credit support arrangements provided by banks.

    Interest received on certain otherwise tax-exempt securities ("private activity bonds") is subject to a federal Alternative Minimum Tax ("AMT"). It is the position of the SEC that in order for a fund to call itself "tax-free", not more than 20% of its net assets may be invested in municipal securities subject to the AMT or at least 80% of its income will be tax-exempt. Income received on such securities is classified as a "tax preference item," which could subject certain shareholders of each Fund to the AMT. However, as of the date of this Prospectus, each Fund does not purchase such securities, but reserves the right to do so depending on market conditions in the future.

    Yields on municipal securities depend on a variety of factors, including general economic and monetary conditions, money-market factors, conditions in the tax-exempt securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ability of each Fund to achieve its investment objective is also dependent on the continuing ability of issuers of municipal securities to meet their obligations for the payment of interest and principal when due.

    Although it is not the current intention, from time to time a Fund may invest in taxable short-term investments ("Taxable Investments") consisting of obligations backed by the full faith and credit of the U.S. government, its agencies or instrumentalities

("U.S. Governments"), deposit-type obligations, acceptances, letters of credit of Federal Deposit Insurance Corporation member banks and instruments fully collateralized by such obligations. Unless a Fund has adopted a temporary defensive position, no more than 20% of the net assets of each Fund will be invested in Taxable Investments at any time. A Fund may enter into repurchase agreements with regard to the taxable obligations listed above.

    The Fund's Investment Adviser uses its reasonable business judgment in selecting investments in addition to considering the ratings of Moody's and S&P. This analysis considers, among other things, the financial condition of the issuer by taking into account present and future liquidity, cash flow and capacity to meet debt service requirements. Since the market value of debt obligations fluctuates as an inverse function of changing interest rates, each Fund seeks to minimize the effect of such fluctuations by investing in instruments with remaining maturities of 397 days or less and limiting its average maturity to 90 days or less.

    The principal risk factors associated with investment in each Fund are the risk of fluctuations in short-term interest rates, the risk of default among one or more issuers of securities which comprise a Fund's assets and the risk of non-diversification. As a non-diversified investment company, each Fund is permitted to have all its assets invested in a limited number of issuers. Accordingly, since a relatively high percentage of a Fund's assets may be invested in the securities of a limited number of issuers, a Fund's investment securities may be more susceptible to any single economic, political or regulatory occurrence than the investment securities of a diversified investment company. However, each Fund intends to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. This limits the aggregate value of all investments (except United States government securities, securities of other regulated investment companies, cash and cash items) so that, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer.

    Each Fund's concentration in securities issued by the respective state and its political subdivisions involves greater risks than a fund broadly invested across many states and municipalities.

RISK FACTORS OF CONCENTRATING IN CALIFORNIA. You should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. These risks result from certain amendments to the California Constitution and other statutes that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. As a result, the State was plagued by recurring budget deficits. As of June 30, 1994, according to California's Department of Finance, the State's special Fund for Economic Uncertainties had an accumulated deficit, on a budget basis, of approximately $1.8 billion. A further consequence of the large budget imbalances has been that the State depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs. As a result of the deterioration in the State's budget and cash situation, between October 1991 and July 1994, the ratings on the State's general obligation bonds were reduced by S&P from AAA to A, by Moody's from Aaa to A1 and by Fitch from AAA to
A. These and other factors may have the effect of impairing the ability of the issuers of California Municipal Obligations to pay interest on or repay principal of such obligations. However, since 1993 the State's financial and economic condition suggests that California, following a period of stability, is in the midst of a recovery. The General Fund GAAP-basis deficit has been reduced from a peak of $4.6 billion in 1992-93 to $2.1 billion at fiscal 1996. In addition, the gap between the national and California unemployment rate narrowed from 3.4% in 1994 to 1.9% at the close of 1996. By June of 1998, the State's general obligation bonds were rated A1, A+ and AA- by Moody's, S&P and Fitch, respectively.


RISK FACTORS OF CONCENTRATING IN CONNECTICUT. Specifically, the credit quality of the Connecticut Tax-Exempt Fund will depend on the continued financial strength of the State of Connecticut and its political subdivisions. Connecticut's economy relies in part on activities that may be adversely affected by cyclical change, and recent declines in defense spending have had a significant impact on unemployment levels. Connecticut reported deficits from its General Fund operations for the fiscal years 1988 through 1991. Together with the deficit carried forward from the State's 1990 fiscal year, the total General Fund deficit for the 1991 fiscal year was $965.7 million. The total deficit was funded by the issuance of General Obligations Economic Recovery Notes. Moreover, as of June 30, 1995 and 1996, the General Fund had cumulative deficits under GAAP of $576.9 million and $639.9 million, respectively. As a result of the recurring budgetary problems, S&P downgraded the State's general obligation bonds from AA+ to AA in April 1990 and to AA- in September 1991. In April 1990, Moody's downgraded Connecticut's bonds from Aa1 to Aa (since refined to Aa3 in March 1997). In March 1995, Fitch downgraded Connecticut's bonds from AA+ to AA.


RISK FACTORS OF CONCENTRATING IN FLORIDA. You should consider carefully the special risks inherent in the Fund's investment in Florida Municipal Obligations. The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Florida's Constitution permits issuance of Florida Municipal Obligations pledging the full faith and credit of the State, with a vote of the electors, to finance or refinance fixed capital outlay projects authorized by the legislature provided that the outstanding principal does not exceed 50% of the total tax revenues of the State for the two preceding years. Florida's Constitution also provides that the legislature shall appropriate monies sufficient to pay debt service on State bonds pledging the full faith and credit of the State as the same becomes due. All State tax revenues, other than trust funds dedicated by Florida's Constitution for other purposes, would be available for such an appropriation, if required. Revenue bonds may be issued by the State or its agencies without a vote of Florida's electors only to finance or refinance the cost of State fixed capital outlay projects which may be payable solely from funds derived directly from sources other than State tax revenues. Fiscal year 1995-96 estimated General Revenue and Working Capital and Budget Stabilization funds available totaled $15.311 billion, a 3.3% increase over 1994-95, resulting in unencumbered reserves of approximately $502.7 million at the end of fiscal 1995-96. General Revenue and Working Capital and Budget Stabilization funds available for fiscal 1996-97 are estimated to total $16.095 billion, a 5.1% increase over 1995-96, resulting in unencumbered reserves of approximately $518.2 million at the end of fiscal 1996-97.


RISK FACTORS OF CONCENTRATING IN MASSACHUSETTS. Specifically, the credit quality of the Massachusetts Tax-Exempt Fund will depend on the continued financial strength of the Commonwealth of Massachusetts and its political subdivisions. Since 1989, Massachusetts has experienced growth rates significantly below the national average and an economic recession in 1990 and 1991 caused negative growth rates. Massachusetts' economic and fiscal problems in the late 1980s and early 1990s caused several rating agencies to lower their ratings of Massachusetts Municipal Obligations. A return of persistent serious financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding Massachusetts Municipal Obligations. The State's operating losses in fiscal 1989 and 1990, which totaled $672 million and $1.25 billion, respectively, were covered primarily through deficit borrowings and a fiscal 1991 operating loss of $21 million was covered by drawing on the adjusted 1990 fund balance of $258 million. However, Massachusetts ended fiscal years 1992 through 1996 with a positive fiscal balance in its general operating funds. At present, Massachusetts' general obligation bonds are rated by S&P, Fitch and Moody's AA-, AA- and Aa3, respectively.


RISK FACTORS OF CONCENTRATING IN NEW JERSEY. The State's economy performed strongly for much of the 1980s. Like much of the Northeast in the 1980s, the State's economy outpaced national trends. However, from 1989 to 1992, the State's economic performance trailed the rest of the nation. Reflecting the economic downturn, the State's unemployment rate rose from a low of 3.6% in the first quarter of 1989 to a peak of 8.5% during 1992. Since then, the State's unemployment rate fell to an average of 6.4% during 1995 and 6.1% for the four-month period from May 1996 through August 1996. In July 1991, S&P lowered its rating for the State's general obligation debt from AAA to AA+. The State's general obligation debt is rated AA+ and Aa1 by Fitch and Moody's, respectively.

RISK FACTORS OF CONCENTRATING IN NEW YORK. You should consider carefully the special risks inherent in investing in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high-interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990s added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal years 1989 through 1992. The State's financial operations have improved, however, during recent fiscal years. For its fiscal years 1993 through 1996, the State recorded balanced budgets on a cash-basis, with substantial fund balances in the General Fund in fiscal 1992-93 and 1993-94 and smaller fund balances in fiscal 1994-95 and 1995-96. There can be no assurance that New York will not face substantial potential budget gaps in future years. In January 1992, Moody's lowered from A to Baa1 the ratings on certain appropriation-backed debt of New York State and its agencies. The State's general obligation, State-guaranteed and New York State Local Government Assistance Corporation bonds continued to be rated A by Moody's (since refined to A2 in 1997). The State's general obligation debt is rated A by S&P. At present, the general obligation debt of New York City is rated A3 by Moody's. The City's debt is rated BBB+ by S&P with a positive credit watch.

RISK FACTORS OF CONCENTRATING IN OHIO. Specifically, the credit quality of the Ohio Tax-Exempt Fund will depend on the continued financial strength of the State of Ohio and its political subdivisions. Ohio is an industrialized state with a diverse economy. While manufacturing jobs in the state have been declining steadily, Ohio remains a leading exporter of manufactured goods. In an effort to minimize the state's exposure to cyclical downturns in the manufacturing sector, Ohio has diversified. The 1997 operating surplus of the General Fund was $155 million, down from $548 million in 1996. However, Ohio has made productivity improvements and has expanded into the high-tech and business service industries. The estimated cash balance for the biennium ending 1996-97 is $596.7 million. The state's reserves have been restored to levels which now exceed those seen before the last recession. At present, Ohio's general obligation bonds are rated Aa1, AA+ and AA+ by Moody's, S&P, and Fitch, respectively.

RISK FACTORS OF CONCENTRATING IN PENNSYLVANIA. Many different social, environmental and economic factors may affect the financial condition of Pennsylvania and its political subdivisions. From time to time, Pennsylvania and certain of its political subdivisions have encountered financial difficulties which have adversely affected their respective credit standings. For example, the financial condition of the City of Philadelphia had impaired its ability to borrow and resulted in its obligations generally being downgraded below investment grade by the major rating services. Other factors which may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, Federal revenue sharing or laws governing tax-exempt financing. Currently, Pennsylvania's general obligation bonds are rated AA-, AA and Aa3 by S&P, Fitch and Moody's, respectively. The Adviser does not believe that the current economic conditions in Pennsylvania will have a significant adverse effect on the Fund's ability to invest in high-quality Pennsylvania Municipal Obligations.

    The SAI further discusses risk factors in concentrating in securities issued by the respective states and their political subdivisions for each Fund.

                                   MANAGEMENT

INVESTMENT MANAGEMENT AGREEMENT. Since November 15, 1971, Reserve Management Company, Inc. ("Adviser") and its affiliates have provided investment advice to The Reserve Funds which currently has assets of over $4.7 billion. Under the Investment Management Agreement, the Adviser manages the Funds and invests in furtherance of its objectives and policies subject to the overall control and direction of the Funds' Board of Trustees.


    As compensation for these services, the Adviser receives a management fee which is a percentage of the average daily net assets of each Fund, calculated as follows: (i) 0.50% per annum of the first $500 million of average daily net assets, (ii) 0.475% per annum of the next $500 million of such assets; (iii) 0.45% per annum of the next $500 million of such assets; (iv) 0.425% per annum of the next $500 million of such assets; and (v) 0.40% per annum of such assets in excess of $2 billion. For the fiscal year ended May 31, 1998, the Adviser received management fees of 0.50% of the average net assets of the New York, California, Connecticut, Florida, Massachusetts, New Jersey, Ohio and Pennsylvania Tax-Exempt Funds. The Investment Management Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters as to which the Agreement relates, except a loss resulting from the willful misfeasance, bad faith or gross negligence on the part of the Adviser.


SERVICE AGREEMENTS. The Adviser furnishes to each Fund pursuant to a Service Agreement, at cost, all personnel required for the operations of each Fund such as executive, administrative, clerical, recordkeeping, bookkeeping, shareholder accounting and servicing, as well as suitable office space and necessary equipment and supplies used by such personnel in performing these functions. Operating costs for which each Fund reimburses the Adviser includes salaries and other personnel expense, rent, depreciation of equipment and facilities, interest and amortization on loans which finance equipment used by the Funds, and all other expenses for the conduct of each Fund's affairs. Affiliates of the Adviser may provide some of these services. Each Fund also reimburses the Adviser for: brokerage fees and commissions, interest charges and taxes, the cost of registering for sale, issuing and redeeming the Fund's shares and of printing and mailing all prospectuses, proxy statements and shareholder reports furnished to current shareholders, and the fees and expenses of the Funds' custodians, auditors, lawyers and disinterested Trustees.

    The Adviser has agreed to repay each Fund promptly any amount which a majority of disinterested Trustees reasonably determines in its discretion is in excess of or not properly attributable to the cost of operations or expenses of the Funds. The Service Agreements are nonassignable and continue until terminated by either party on 120 days' notice.


YEAR 2000. The Trust could be adversely affected if the computer systems and other service providers that interface with it are unable to process data from January 1, 2000 and after. However, steps are being taken to reasonably address this issue and to obtain assurance that comparable effort is being made by service providers. There can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.


TRUSTEES. The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders. A Trustee may be removed at any meeting of shareholders by a vote of a majority of the shareholders of Reserve Tax-Exempt Trust or Reserve New York Tax-Exempt Trust.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT. Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust act as their own transfer agent and dividend paying agent.

                               HOW TO BUY SHARES

METHOD OF PAYMENT. The minimum initial investment is $1,000 with no minimum subsequent investments (denominated in U.S. dollars). An initial purchase must be accompanied by an Application or equivalent information. For clients of certain broker-dealers and financial institutions, shares may be purchased directly through such Firm. You can buy shares of the Funds each Business Day at the net asset value ("NAV") determined after receipt by the Funds of a properly completed order and payment in Federal Funds (member bank deposits with the Federal Reserve Bank System). Payments must be made:


        - By check (drawn on a U.S. bank) payable to The Reserve Funds, 810 Seventh Avenue, New York, NY 10019-5868. You must include your account number (or Taxpayer Identification Number) on the "pay to the order of" line for each check-made payable to The Reserve Funds or within the endorsement for each check endorsed to The Reserve Funds.



        - By wire -- Prior to calling your bank, call the Funds for specific instructions at 800-637-1700 or the broker-dealer or financial institution ("Firm") from which you received this Prospectus.



    Checks and wires which do not correctly identify the Fund and account to be credited may be returned or delay the purchase of shares. Because each Fund must pay for its securities purchases on the same day in Federal Funds, only Federal Funds wires and checks drawn on the Fund's bank are eligible for entry as of the Business Day received. For Federal Funds wires to be eligible for same-day order entry, a Fund must be notified before 11:00 AM (New York time) of the amount to be transmitted and the account to be credited. Payment by check not immediately convertible into Federal Funds will be entered as of the business day when covering Federal Funds are received or bank checks are converted into Federal Funds. This usually occurs within two (2) business days, but may take longer. Checks delivered to the Fund's offices after 11:00 AM will be considered received until the next Business Day. A fee will be charged if any check used for investment in your account does not clear.


    Any monies which cannot be credited to an account by the end of the business day following that on which Federal Funds become available will be returned as promptly as possible to the sender or, if this cannot be readily determined, to the bank from which they came or were drawn. The Funds reserve the right, with respect to any person or class of persons, under certain circumstances to waive investment minimums and redemption requirements. The Funds also reserve the right to suspend the offering of shares from time to time and to reject any purchase order for any reason. The Funds will only accept purchase checks in excess of $100 which are payable to The Reserve Funds or payable to the shareholder/payee of the check and endorsed to The Reserve Funds. The Funds do not accept travelers checks.

RESERVE AUTOMATIC ASSET-BUILDER PLAN. If you have an account balance of $5,000 or more, you may purchase shares of a Fund ($25 minimum) from a checking, NOW, or bank money-market deposit account or from a U.S. government distribution ($25 minimum) such as Social Security, federal salary, or certain veterans' benefits, or other payments from the federal government. Call the Funds at 800-637-1700 for an application.


NET ASSET VALUE. Shares are sold to the public at NAV which is calculated at the close of each Business Day (normally 4:00 PM New York time) by taking the sum of the value of each Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities and dividing by the total number of shares outstanding. A "business day" is Monday through Friday exclusive of days the New York Stock Exchange ("NYSE") is closed for trading and bank holidays in New York State. It is the policy of each Fund to seek to maintain a stable NAV of $1.00 per share although this share price is not guaranteed.



DISTRIBUTOR. The Distributor of the Funds is Resrv Partners, Inc., 810 Seventh Avenue, New York, NY 10019-5868, which is a wholly-owned subsidiary of the Adviser.


EXCHANGE PRIVILEGE. The shares offered by this Prospectus may be exchanged for shares in other Reserve money-market funds at NAV. Shares to be acquired in an exchange must be registered for sale in the investor's state. The exchange privilege described under this heading may not be available to clients of some Firms and some Firms may impose conditions on their clients which are different from those described in this Prospectus. In addition, this exchange privilege may be modified or terminated at any time, or from time to time, upon sixty (60) days' notice to shareholders.


DISTRIBUTION AND SERVICE PLAN. Accounts may be opened through brokers, financial intermediaries and institutions ("Firms"), some of which participate in each Fund's Plan of Distribution ("Plan"). Under Rule 12b-1 of the 1940 Act, each Fund makes assistance payments at an annual rate of 0.20% of net assets, substantially all of which are paid to those Firms for distribution assistance and administrative services provided to the Funds. The Adviser is required by the Plan to pay an equivalent amount and may, at its discretion, pay additional amounts based upon assets committed to the Funds by such Firms. The Plan does not permit the carrying over of payments from year to year. The Adviser also reimburses Firms for a portion of their costs for advertising and marketing of a Fund. All such arrangements are designed to facilitate the sale of a Fund's shares.

CLIENTS OF FIRMS. Firms provide varying arrangements for their clients with respect to the purchase and redemption of a Fund's shares and may arrange with their clients for other investment or administrative services. Firms are responsible for the prompt transmission of purchase and redemption orders. Some Firms may independently establish and charge additional fees for their services, which would reduce their clients' yield or return. Firms may also hold a Fund's shares in nominee or street name on behalf of their clients. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. Some Firms may receive compensation for recordkeeping and other services relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such Firm or may only be available subject to certain conditions and limitations. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, changes of registration and dividend-payees, and may perform functions such as generation of confirmations and periodic statements and disbursement of cash dividends. The Prospectus should be read in connection with such Firm's material regarding its fees and services.

                         SHARES OF BENEFICIAL INTEREST


    Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust were organized as Massachusetts business trusts on January 25, 1983, and July 12, 1983, respectively, and are open-end management investment companies commonly known as mutual funds. At the date of this Prospectus, there were eight (8) separate series of Reserve Tax-Exempt Trust authorized and outstanding and one separate series of Reserve New York Tax-Exempt Trust ("Trust(s)") authorized and outstanding. Additional series may be added in the future by each Trust's Board of Trustees. Each Trust is authorized to issue an unlimited number of shares of beneficial interest which may be issued in any number of series. Shares issued will be fully paid and non-assessable and will have no preemptive rights. The shareholders of each Trust are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights with respect to earnings, dividends, redemption and in the net assets of their respective series upon liquidation. The Trustees do not intend to hold annual meetings but will call such special meetings of shareholders as may be required under the 1940 Act (e.g. to approve a new investment advisory agreement or changing the fundamental investment policies of a Fund) or by a Declaration of Trust.


    Under Massachusetts law, the shareholders and trustees of a business trust may, in certain circumstances, be personally liable for the trust's obligations to third parties. However, the Declaration of Trust of Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust provides, in substance, that no shareholder or a Trustee shall be personally liable for a Trust's, and each separate investment portfolio's obligations to third parties, and that every written contract made by the Trust or a Fund shall contain a provision to that effect. Each Declaration of Trust also requires a Trust to indemnify shareholders and Trustees against such liabilities and any related claims or expenses.

                                DAILY DIVIDENDS


    Each Fund declares dividends each Business Day. Dividends are distributed daily as additional shares to shareholder accounts except for shareholders who elect in writing to receive cash dividends, in which case monthly dividend checks are sent to the shareholder.


                                     TAXES

    To maintain its regulated investment company status for federal income tax purposes, each Fund intends to satisfy certain requirements imposed by the Internal Revenue Code, so as to avoid any federal income or excise tax liability. Dividends derived from the interest earned on Municipal Obligations and designated by a fund as "exempt interest dividends" and are not subject to federal income taxes. To the extent a Fund invests in Municipal Obligations issued by its respective state or political subdivision thereof, exempt-interest dividends derived from the interest thereon generally is not subject to state and, with respect to the New York Tax-Exempt Fund, local personal income taxes.

    Shareholders of the Florida Tax-Exempt Fund that are subject to the Florida intangibles tax will not be required to include the value of their Fund shares in their taxable intangible property if all of the Fund's investments on the annual assessment date are obligations that would be exempt from such tax if held directly by such shareholders, such as Florida and U.S. government obligations. As described earlier, the Fund will normally attempt to invest substantially all of its assets in securities which are exempt from the Florida intangibles tax. If the portfolio consists of any assets which are not so exempt on the annual assessment date, only the portion of the shares of the Fund which relate to securities issued by the United States and its possessions and territories will be exempt from the

Florida intangibles tax, and the remaining portions of those shares will be fully subject to the intangibles tax, even if they partly relate to Florida tax-exempt securities.

    Shareholders are advised to retain all statements to maintain accurate records of their investments. If any dividends are not exempt from federal, state or local income taxes, shareholders will be advised of the percentage by February of the following year. Shareholders should consult their tax advisers regarding specific questions as to federal, state or local taxes.

    Further information relating to tax consequences is contained in the SAI.

                                  REDEMPTIONS


TIME AND METHOD OF REDEMPTION. Shares of each Fund are redeemed at their net asset value determined after receipt by the Fund of a request in proper form. Each Fund usually transmits payment the same day when requests are received before 11:00 AM (New York time) and the next day for requests received after the specified time to enable shareholders to receive additional dividends. This is not always possible, and transmission of redemption proceeds may be delayed. Payment will normally be made by check or bank transfer. Shares do not earn dividends on the day a redemption is effected, regardless of what time the order is received.



WRITTEN AND TELEPHONE REDEMPTION REQUESTS. The Funds strongly suggest (but do not require) that each redemption, written or by telephone, be at least $1,000, except for redemptions which are intended to liquidate the account. A shareholder will be charged $2 for redemption checks issued for less than $100. The Funds assume no responsibility for delays in the receipt of wired or mailed funds. The use of a predesignated financial institution, such as a savings bank, credit union or savings and loan association, which is not a member of the Federal Reserve wire system could cause such a delay. If a Fund has previously been advised in writing of your brokerage or bank account, telephone requests will be accepted by calling 800-637-1700. A Fund may be liable for any losses caused by its failure to employ reasonable procedures. To reduce the risk of loss, proceeds of telephone redemptions may be sent only to (1) the bank or brokerage account designated by the shareholder on the Application or in a letter with the signature(s) guaranteed; or (2) to the address of record if all the conditions listed below are met. To change the designated brokerage or bank account it is necessary to contact the Firm through which shares of a Fund were purchased or, if purchased directly from a Fund it is necessary to send a written request to the Fund with signature(s) guaranteed as described below. Other redemption orders must be in writing with the necessary signature(s) guaranteed by a domestic commercial bank; a domestic trust company; a domestic savings bank, credit union or savings association or a member firm of a national securities exchange. Guarantees from notaries public are unacceptable. The Funds will waive the signature guarantee requirement on a redemption request once every thirty (30) days if all of the following conditions apply: if the redemption check is (1) for $5,000 or less; (2) payable to the shareholder(s) of record; and (3) mailed to the shareholder(s) at the address of record. The requirement of a guaranteed signature protects against an unauthorized person redeeming shares and obtaining the redemption proceeds. Redemption instructions and election of the plans described below may be made when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation.


    The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for telephone redemptions may be modified or terminated by the Fund at any time. During times of drastic economic or market conditions shareholders may experience difficulty in contacting the Funds by telephone to request a redemption or exchange of a Fund's shares. In such cases shareholders should consider using another method of redemption, such as a written request or a redemption by check.


CHECKING, VISA AND ATM ACCESS. The Funds offer a comprehensive package of services which enhance access to your account. By completing the Application or a signature card (for existing accounts) and certain other documentation if the owner of record is a fiduciary, corporation, partnership, trust or other organization, you can write checks in any amount against your account. Redemptions by check lengthen the time your money earns dividends, since redemptions are not made until the check is processed by the Funds. Because of this, you cannot write a check to completely liquidate your account, nor may a check be presented for certification or immediate payment, otherwise, you may use your Reserve checking account as you would any checking account. Your checks will be returned (bounced) and a fee charged if they are postdated, contain an irregularity in the signature, amount or otherwise, or are written against accounts with insufficient funds. All transaction activity, including check redemptions, will be reported on your account statement. A fee will be charged for providing check copies. Upon proper notice, the Funds may choose to impose a fee if it deems a shareholder's actions to be burdensome. Checking may not be available to clients of some Firms and a Firm may establish its own minimum check amount. Reserve VISA cards provide access to your Reserve balances and margin line for worldwide purchasing power and cash at over 250,000 ATMs. For more information, call 800-637-1700.



STOP PAYMENTS. The Funds will honor stop payment requests on unpaid shareholder checks provided they are advised of the correct check number, payee, check amount, and date. Stop payment requests received by the Funds by 2:00 PM (New York time) in proper form will be effective the next business day. Oral stop payment requests are effective for fourteen (14) calendar days, at which time they will be canceled unless confirmed in writing. Written stop payment requests will remain in effect for one year. A fee will be charged for this service.

AUTOMATIC WITHDRAWAL PLANS. If you have an account with a balance of at least $5,000, you may, upon written notice, participate in either of the following:
(i) an Income Distribution Plan providing for monthly, quarterly or annual payments by redemption of shares from reinvested dividends or distributions paid to your account during the preceding period; or (ii) a Fixed Amount Withdrawal Plan providing for the automatic redemption of a sufficient number of shares from your account to make a specified monthly, quarterly or annual payment of a fixed amount. In order for such payments to continue under either Plan, there must be a minimum of $25 available from reinvested dividends or distributions. Payments can be made to you or your designee. An application for the Automatic Withdrawal Plans can be obtained from the Funds. The amount, frequency and recipient of the payments may be changed by giving proper written notice to the Fund. The Funds may impose a charge, modify or terminate any Automatic Withdrawal Plan at any time after the participant has been duly notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.

AUTOMATIC TRANSFER PLANS. You may redeem shares of a Fund by telephone (minimum $100) if you have filed a separate Reserve Automatic Transfer application with the Fund. The proceeds will be transferred between your Fund account and the checking, NOW or bank money-market deposit account (as permitted) designated in the application. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at the Automated Clearing House member bank ordinarily two (2) business days after receipt of the redemption request. The Funds may, in the future, impose a charge, modify or terminate this privilege at any time after the participant has been duly notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.


RESTRICTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the NYSE is closed (other than for customary closings), (b) when, as determined by the SEC, trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by a Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may permit. If shares of a Fund are purchased by check or Reserve Automatic Transfer, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may generally take up to ten (10) business days. Shareholder checks written against funds which are not yet considered collected will be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemption normally will not be transmitted until two (2) business days after the purchase.


                              GENERAL INFORMATION

JOINT OWNERSHIP. When an account is registered in the name of one person and another, for example a husband and wife, either person is entitled to redeem shares in the account. The Application provides that persons so registering their account indemnify and hold the Funds harmless for actions taken by either party.

USE OF JOINT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in the Prospectus and SAI about the other Funds. However, each Fund has acknowledged that it, and not any of the other Funds, is liable for any material misstatement or omission about it in the Prospectus or SAI.

REPORTS AND STATEMENTS. Shareholders receive an annual report containing audited financial statements and an unaudited semi-annual report. A statement is sent to each shareholder at least quarterly. Shareholders who are clients of some Firms will receive a statement combining transactions in Fund shares with statements covering other brokerage or mutual fund accounts.


SMALL BALANCES. Because of the expense of maintaining accounts with small balances (less than $1,000), the Funds may either levy a monthly charge (currently $5) or redeem the account and remit the proceeds. Some Firms may establish variations of minimum balances and fee amounts if those variations are approved by the Funds.


RESERVE EASY ACCESS. Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets customers use a touch-tone phone to obtain yields and account balances. To use it, call 800-637-1700 and follow the instructions. Clients may also access full account activity for the previous six months on the Internet at www.reservefunds.com.

INQUIRIES. Shareholders should direct their inquiries to the Firm from which they received this Prospectus or to the Funds.

SPECIAL SERVICES. The Funds reserve the right to charge shareholder accounts for specific costs incurred in processing unusual transactions for shareholders. Such transactions include, but are not limited to, stop payment requests, copies of Fund redemption or shareholder checks and special research services.


PERFORMANCE. The Funds may compare its performance to other income producing alternatives such as (i) money-market funds (based on yields cited by IBC's Money Fund Report and other industry publications); and (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money-market deposit accounts and NOW accounts as reported by the Bank Rate Monitor and other industry publications). An investment in shares of any Fund is not insured by the Federal Deposit Insurance Corporation.


    Yield information is useful in reviewing each Fund's performance relative to other funds that hold investments of similar quality. Because yields will fluctuate, yield information may not provide a basis for comparison with bank and thrift certificates of deposit which normally pay a fixed rate for a fixed term and are subject to a penalty for withdrawals prior to maturity which will reduce their return.


                            ------------------------


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                            ------------------------



                       REPORT OF INDEPENDENT ACCOUNTANTS


    To the Shareholders and the Board of Trustees of Reserve New York Tax-Exempt Trust -- New York Tax-Exempt Fund and Reserve Tax-Exempt Trust -- California, Connecticut, Florida, Massachusetts and New Jersey, Ohio and Pennsylvania Tax-Exempt Funds:


    In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Reserve New York Tax-Exempt Trust -- New York Tax-Exempt Fund and the California, Connecticut, Florida, Massachusetts, New Jersey, Ohio and Pennsylvania Tax-Exempt Funds, (seven of the eight series constituting Reserve Tax-Exempt Trust) at May 31, 1998, the results of their operations for the periods then ended, the changes in its net assets for each of the periods then ended and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                              PricewaterhouseCoopers LLP

New York, New York

July 28, 1998

          RESERVE NEW YORK TAX-EXEMPT TRUST-- NEW YORK TAX-EXEMPT FUND


                     STATEMENT OF NET ASSETS--MAY 31, 1998



                                                                             PRINCIPAL
                                                               MATURITY        AMOUNT          VALUE
                  DESCRIPTION OF SECURITY                        DATE      (IN THOUSANDS)     (NOTE 1)
                  -----------------------                      --------    --------------     --------
Bleecker HDC Terrace Apt Project S85, 3.70%(a)..............    7/1/2015       $2,470       $  2,486,285
Brentwood UFSD TAN, 4.25%...................................   6/30/1998        2,600          2,699,349
Buffalo GOB Series A, 3.70%.................................    2/1/1999          800            809,814
Buffalo RAN, 4.40%..........................................    8/5/1998        1,500          1,536,484
Connetquot CSD TAN, 4%......................................   6/25/1998        2,000          2,061,372
Eagle Tax-Exempt Trust NYS Med Care, 3.97%(a)...............   8/15/2024        3,000          3,032,375
Erie County RAN, 4.50%......................................   6/25/1998        1,000          1,042,359
Falconer CSD GOB, 4.55%.....................................   6/15/1998          490            500,408
Guilderland IDA for North Eastern Industrial Park Series
  1993 A, 4%(a).............................................   12/1/2008        3,500          3,511,852
Jefferson IDA for Watertown Carthage Project, 3.75%(a)......   12/1/2012        3,500          3,511,147
Leroy CSD RAN, 4%...........................................   6/26/1998        3,705          3,843,415
Massapequa UFSD BAN, 4.25%..................................  10/29/1998        1,000          1,026,534
Montgomery County IDA for Service Merchandise Co.,
  3.75%(a)..................................................  12/31/2024        1,600          1,602,795
New York City COP, 3.55%....................................   9/22/1998        5,000          5,032,582
New York City COP, 3.50%(a).................................    8/1/2021        4,000          4,028,384
New York City GOB Custodial Receipts Series A31, 4%(a)......    7/2/2000        4,000          4,047,660
New York City GOB Series A7, 4%(a)..........................    8/1/2020        1,000          1,003,205
New York City GOB Series A8, 4%(a)..........................    8/1/2018          700            702,228
New York City GOB Fiscal 1993 Series E2, 4%(a)..............    8/1/2021        1,000          1,003,201
New York City GOB Fiscal 1993 Series E4, 4%(a)..............    8/1/2021        1,000          1,003,201
New York City GOB Series B1, 3.85%(a).......................   8/15/2024       17,275         17,329,996
New York City GOB Series B4, 4%(a)..........................   8/15/2023        2,000          2,006,364
New York City GOB Series C, 4%(a)...........................   10/1/2023          500            501,606
New York City GOB Series D, 3.90%(a)........................    2/1/2020          300            300,988
New York City GOB Series D, 3.85%(a)........................    2/1/2022        3,000          3,009,748
New York City GOB Series E4, 4%(a)..........................    8/1/2022        2,100          2,106,662
New York City GOB Series E5, 4%(a)..........................    8/1/2019        2,200          2,207,052
New York City HDC Multifamily Mortgage for James Tower
  Project, 3.60%(a).........................................    7/1/2005        5,900          5,919,042
New York City HDC for Parkgate Tower, 3.55%(a)..............   12/1/2007          475            476,518
New York City IDA for Goodwill Project, 3.85%(a)............    3/1/2000        1,045          1,047,816
New York City IDA for Stroheim & Romann, 3.80%(a)...........   12/1/2015        1,500          1,513,237
New York State Dormitory Authority for Public Library
  Revenue Bonds Series 1992B, 3.75%(a)......................    7/1/2022        1,000          1,003,125
New York State ERD for Brooklyn Union Gas, 3.60%(a).........   12/1/2020        2,000          2,005,301
New York State ERD/PCR for LILCO Project Series A,
  3.58%(a)..................................................    3/1/2016        3,000          3,026,756
New York State HFA for Service Contract Obligation Revenue
  Bonds Series A, 3.85%(a)..................................   3/15/2027        7,000          7,012,303
New York State HFA for Hormandie Court Series 91,
  3.90%(a)..................................................   5/15/2015        7,400          7,423,852
New York State HFA Mt. Sinai School, 3.75%(a)...............   11/1/2014        1,800          1,805,868
New York State HFA SUNY Pre-Refunded, 8%(a).................   11/1/2006          700            730,833
New York State Job Development Authority Series D, 3.75%....    3/1/1999        1,055          1,058,360
New York State Job Development Authority Series F, 3.75%....    3/1/1999        1,355          1,359,316
New York State Job Development Authority Series 84E,
  3.75%.....................................................    3/1/1999        2,485          2,492,915
New York State Local Government Assistance 1993A,
  3.85%(a)..................................................    4/1/2022        9,500          9,530,244
New York State Local Government Assistance Series B,
  3.80%(a)..................................................    4/1/2025        3,900          3,912,427
North Hempstead BAN, 4.10%..................................  10/29/1998        3,000          3,074,669
Onondaga County IDR for Edgecomb Metals Project, 3.70%(a)...   11/1/2009        1,100          1,103,708
Onondaga County IDR for McLane Co. Project, 4.20%(a)........   11/1/2004        3,200          3,212,164
Oyster Bay BAN, 4%..........................................   4/30/1999        3,000          3,018,891
Penfield CSD BAN, 3.90%.....................................   5/19/1999        3,050          3,058,766
Queensbury, UFSD, BAN, 4.25%................................    8/7/1998        4,000          4,141,475
Rochester BAN, 3.75%........................................    3/9/1999        5,000          5,049,313
Rotterdam-Mononassen CSD GOB, 4.75%.........................   6/15/1998        1,185          1,239,487


                       SEE NOTES TO FINANCIAL STATEMENTS.

          RESERVE NEW YORK TAX-EXEMPT TRUST-- NEW YORK TAX-EXEMPT FUND

                                                                             PRINCIPAL
                                                               MATURITY        AMOUNT          VALUE
                  DESCRIPTION OF SECURITY                        DATE      (IN THOUSANDS)     (NOTE 1)
                  -----------------------                      --------    --------------     --------
Suffolk County IDR for Target Rock Corporation Revenue
  Bonds, 3.60%(a)...........................................    2/1/2007       $4,000       $  4,012,455
Suffolk County IDR for Satellite Transmission Systems, Inc.,
  3.90%(a)..................................................   11/1/2007        1,530          1,535,076
Syracuse IDA for General Accident Insurance Co. Project,
  3.80%(a)..................................................   12/1/2003        4,550          4,636,174
Triboro Bridge and Tunnel Authority Special Obligation
  Series 1994, 3.90%(a).....................................    1/1/2024        4,800          4,815,485
West Hampton Beach UFSD TAN, 4.25%..........................   6/29/1998        2,000          2,066,759
Yonkers IDR Civic Revenue Bonds for Consumers Union,
  3.90%(a)..................................................    7/1/2019        1,400          1,403,769
Yonkers IDR for Consumers Union Facility, 3.90%(a)..........    7/1/2021        4,500          4,512,114
                                                                                            ------------
Total New York Fund Investments (98.79%) (Cost
  $167,800,886).............................................                                 169,145,284
Other assets, less liabilities (1.21%)                                                         2,066,955
                                                                                            ------------
NET ASSETS (100%) equivalent to $1.00 net asset value,
  offering and redemption prices per share on 171,212,239
  shares of beneficial interest of $.001 par value
  outstanding...............................................                                $171,212,239
                                                                                            ============



              RESERVE TAX-EXEMPT TRUST--CALIFORNIA TAX-EXEMPT FUND



                     STATEMENT OF NET ASSETS--MAY 31, 1998



                                                                             PRINCIPAL
                                                               MATURITY        AMOUNT          VALUE
                  DESCRIPTION OF SECURITY                        DATE      (IN THOUSANDS)    (NOTE 1)
                  -----------------------                      --------    --------------    --------
Alameda Contra Costa School Finance Authority Series B,
  3.55%(a)..................................................    7/1/2023       $2,000       $ 2,012,378
Alameda Contra Costa School Finance Authority Series C,
  3.55%(a)..................................................    7/1/2025        1,000         1,006,149
Anaheim COP, 3.70%(a).......................................    8/1/2019          250           252,701
California Community Development Authority Series A3,
  4%(a).....................................................   5/15/2025        2,300         2,303,935
California Community Development Authority Series,
  3.80%(a)..................................................    6/1/2026        3,500         3,510,558
California EDA for ISO Corp Series A, 3.75%(a)..............    4/1/2008        1,000         1,002,582
California RAN, 4.50%.......................................   6/30/1998          500           516,576
California School District Cash Reserve Program Series A,
  4.75%.....................................................    7/2/1998        1,000         1,044,201
California Modesto Santa Clara Redding Public Power,
  3.65%(a)..................................................    7/1/2022          300           300,945
East Bay Municipal Water and Sewer Utility, 6%..............    6/1/1998          500           515,000
Foothill/Eastern Transportation Toll Road Revenue Bonds
  Series 95C, 3.70%(a)......................................    1/2/2035        1,000         1,003,179
Foothill/Eastern Transportation Toll Road Revenue Bonds,
  3.75%(a)..................................................    1/2/2035          500           501,611
Fremont Public Finance Authority for Family Resource Center,
  3.60%(a)..................................................    8/1/2028        1,000         1,003,155
Grand Terrace HFA for Community Redevelopment Agency,
  4.40%(a)..................................................   12/1/2011          600           601,886
Hemet MHR for Sunwest Resort Village, 3.70%(a)..............    7/1/2006        1,500         1,509,579
Irvine Improvement Bond Assessment District 85, 3.55% (a)...    9/2/2011        1,900         1,905,880
Irvine Public Finance Authority for Infrastructure Project,
  3.55%(a)..................................................   11/1/2010        2,000         2,006,189
Irvine Ranch PCR for Water District Election #282,
  3.75%(a)..................................................   10/1/2009        1,300         1,303,891
Kern USD TRAN, 4.50%........................................   8/20/1998        1,000         1,036,320
Lancaster MHR for Westwood Park Apartments 1985, 3.45%(a)...   12/1/2007          500           501,521
Los Angeles Community Redevelopment Agency for Baldwin
  Hills, 3.65%(a)...........................................   12/1/2014          400           401,052
Los Angeles Community Redevelopment for Promenade Towers
  Series 1989, 3.60%(a).....................................    4/1/2009        3,135         3,155,003
Los Angeles Custodial Receipts, 3.90%(a)....................    7/1/2005        1,890         1,917,610
Los Angeles Department of Water, 3.40%......................   7/13/1998        3,500         3,531,625
Los Angeles IDA for International Airport Authority,
  4%(a).....................................................   12/1/2025        1,000         1,003,209
Los Angeles IDA for Wastewater Project, 7%(a)...............    6/1/2021        1,000         1,085,778
Los Angeles Transportation, 7.20%(a)........................    7/1/2000        1,000         1,052,713
Los Angeles USD TRAN, 4.50%.................................   6/30/1998        2,800         2,917,369
Oakland USD TRAN, 4.25%.....................................  10/28/1998        1,000         1,026,606


                       SEE NOTES TO FINANCIAL STATEMENTS.

              RESERVE TAX-EXEMPT TRUST--CALIFORNIA TAX-EXEMPT FUND

                                                                             PRINCIPAL
                                                               MATURITY        AMOUNT          VALUE
                  DESCRIPTION OF SECURITY                        DATE      (IN THOUSANDS)    (NOTE 1)
                  -----------------------                      --------    --------------    --------
Orange County Apartment Development Revenue Bonds Issue A of
  1991, the Lakes Project 3.70%, Letter of Credit with
  Citibank(a)...............................................   12/1/2006       $1,000       $ 1,003,230
Orange County HFA for Lantern Pines Apartments, 3.45%(a)....   12/1/2027          500           504,357
Orange County HFA for Lantern Pines Apartments, 3.50%(a)....   12/1/2027        1,000         1,008,721
Orange County Sanitation District Capital Improvement
  Program 1990-92, 3.70% Letter of Credit with National
  Westminster(a)............................................    8/1/2015          200           200,605
Pasadena COP for Rose Bowl Improvement Project, 3.75%(a)....   12/1/2011          600           601,917
Pico Rivera Community Redevelopment Agency for Rainer Fund
  Crossroads Plaza Project, 3.50%(a)........................   12/1/2010          700           701,906
Puerto Rico GOB, 3.60%......................................    9/4/1998        4,608         4,628,906
Redlands COP, 4.50%(a)......................................    9/1/2015          965           968,109
Redondo Beach Redevelopment Authority, 3.80%(a).............   12/1/2025        2,000         2,006,466
Sacramento GOB, 4%..........................................    2/1/1999        1,000         1,016,646
San Bernadino HFR for Alta Park Project, 4.40%(a)...........    5/1/2006        2,600         2,609,720
San Bernadino IDA for Gate City, 4.45%(a)...................    3/1/2005          200           202,103
San Francisco Bayside Village Series 85D, 4.20%(a)..........   12/1/2005        2,900         2,921,577
San Francisco HFR for Yerba Buena Gardens, 3.60%(a).........    9/1/2006          900           902,806
San Jose HFR Redevelopment Agency, 3.55%(a).................    7/1/2026        3,000         3,009,284
Santa Clara Electric Revenue Bonds Series 85C, 3.75%(a).....    7/1/2010          300           300,967
Santa Clara El Cammino Hospital District, 3.60%(a)..........    8/1/2015          200           200,623
Turlock Irrigation District Series 88A, 3.55%(a)............    1/1/2014          925           927,862
Union City MHR for Skylark Apartments, 4.40%(a).............   11/1/2007        2,200         2,204,460
Upland MHR Community Redevelopment Bonds Series B for
  Northwood Project, 3.65%(a)...............................    3/1/2014          250           252,179
Vista MHR for Shadow Ridge Apartments Project, 3.75%(a).....    5/1/2005          800           802,565
                                                                                            -----------
Total California Fund Investments (99.96%) (Cost
  $66,353,252)..............................................                                 66,904,210
Other assets, less liabilities (.04%).......................                                     28,502
                                                                                            -----------
NET ASSETS (100%) equivalent to $1.00 net asset value,
  offering and redemption prices per share on 66,932,712
  shares of Beneficial interest of $.001 par value
  outstanding...............................................                                $66,932,712
                                                                                            ===========



             RESERVE TAX-EXEMPT TRUST--CONNECTICUT TAX-EXEMPT FUND



                     STATEMENT OF NET ASSETS--MAY 31, 1998



                                                                             PRINCIPAL
                                                               MATURITY        AMOUNT          VALUE
                  DESCRIPTION OF SECURITY                        DATE      (IN THOUSANDS)    (NOTE 1)
                  -----------------------                      --------    --------------    --------
Connecticut DAI for Allen Group Inc., 3.90%(a)..............    2/1/2013       $  400       $   401,325
Connecticut DAI for Conco Medical Co. Project Series 85,
  3.50%(a)..................................................   11/1/2005          700           701,718
Connecticut DAI for General Accident Insurance Co.,
  3.80%(a)..................................................   12/1/2013        1,700         1,732,189
Connecticut DAI for Regional YMCA Project, 4.20%(a).........    6/1/2008          512           513,325
Connecticut DAI for Trudy Corporation Project, 3.85%(a).....    9/1/2009          500           501,635
Connecticut DAI for Zotos International Project, 4.35%(a)...   12/1/2004        1,450         1,455,357
Connecticut Development Authority Health Care Revenue Bonds
  for Independent Living Project, 3.70%(a)..................    7/1/2015          945           947,944
Connecticut Development Authority PCR for Central Vermont
  Public Service, 3.65%(a)..................................   12/1/2015        1,400         1,404,340
Connecticut Development Authority PCR for Connecticut Light
  and Power Project Series 1993, 3.80%(a)...................    9/1/2028        1,300         1,304,265
Connecticut Development Authority PCR for Western
  Massachusetts Electric Co. Series 1993A, 3.70%(a).........    9/1/2028          800           802,536


                       SEE NOTES TO FINANCIAL STATEMENTS.

             RESERVE TAX-EXEMPT TRUST--CONNECTICUT TAX-EXEMPT FUND

                                                                             PRINCIPAL
                                                               MATURITY        AMOUNT          VALUE
                  DESCRIPTION OF SECURITY                        DATE      (IN THOUSANDS)    (NOTE 1)
                  -----------------------                      --------    --------------    --------
Connecticut HEF for Bradley Health Care Series B,
  3.65%(a)..................................................    7/1/2029       $1,000       $ 1,002,610
Connecticut HEF for Charlotte Hospital Series B, 3.70%(a)...    7/1/2010          500           501,564
Connecticut HEF for Kingswood Oxford School Issue Series A,
  4.20%(a)..................................................    2/1/2009          420           421,498
Connecticut HEF for New Haven Hospital RAW Series E,
  3.80%(a)..................................................    6/1/2012          500           509,500
Connecticut HEF for Pomfret School Issue Series A,
  3.70%(a)..................................................    7/1/2024        1,300         1,303,476
Connecticut HEF for Sharon Hospital Issue Series A,
  3.60%(a)..................................................    7/1/2027        1,000         1,002,466
Connecticut HEF for Yale University Series T2, 3.70%(a).....    7/1/2029        1,000         1,003,241
Connecticut HFA BDS Project, 3.70%,(a)......................   5/15/2018        1,400         1,402,409
Connecticut State GOB, 4.50%................................   10/1/1998        1,500         1,515,430
Connecticut State GOB Series 97B, 3.75%(a)..................   5/15/2014        1,000         1,003,226
Connecticut State Special Assessment Unemployment
  Compensation RAW Series C, 3.90%(a).......................  11/15/2001        1,500         1,524,402
Connecticut State Special Assessment Unemployment
  Compensation RAW Series, 4.25%............................  11/15/1998          500           502,534
Connecticut State Special Tax Transportation Infrastructure
  Second Lien Revenue Bonds, 3.75%(a).......................   12/1/2010        1,470         1,474,795
Darien GOB, 6.25%...........................................   8/15/1998          400           409,278
Hamden BAN, 4%..............................................   8/14/1998        1,000         1,032,170
Hartford Redevelopment Agency MHR for Underwood Towers
  Project, 3.75%(a).........................................    6/1/2020        1,500         1,504,825
Ledyard BAN, 4%.............................................    2/4/1999        1,500         1,508,170
Norwich BAN, 4%.............................................  11/10/1998        2,000         2,045,665
Puerto Rico Electric Power Authority, 3.85%(a)..............    7/1/2022          700           710,027
Puerto Rico Industrial, Medical, and Environmental RAW for
  Reynolds Metals, 3.80%(a).................................    9/1/2013        1,200         1,211,400
Puerto Rico University RAW, 4.55%...........................    6/1/1998          500           511,375
Shelton BAN, 3.75%..........................................   12/8/1998        1,000         1,016,303
Shelton HFA for Crosby Commons Project, 4.25%(a)............    1/1/2031          500           501,805
Sprague BAN, 4.05%..........................................    9/4/1998        2,000         2,061,774
Thompson BAN, 4%............................................   7/17/1998          998         1,005,515
                                                                                            -----------
Total Connecticut Fund Investments (99.09%) (Cost
  $36,130,734)..............................................                                 36,450,092
Other assets, less liabilities (.91%).......................                                    336,585
                                                                                            -----------
NET ASSETS (100%) equivalent to $1.00 net asset value,
  offering and redemption prices per share on 36,786,677
  shares of Beneficial interest of $.001 par value
  outstanding...............................................                                $36,786,677
                                                                                            ===========



               RESERVE TAX-EXEMPT TRUST--FLORIDA TAX-EXEMPT FUND



                     STATEMENT OF NET ASSETS--MAY 31, 1998



                                                                             PRINCIPAL
                                                               MATURITY        AMOUNT          VALUE
                  DESCRIPTION OF SECURITY                        DATE      (IN THOUSANDS)    (NOTE 1)
                  -----------------------                      --------    --------------    --------
FLORIDA -- 58.97%
  Boca Raton IDA for Parking Garage Project, 4.075%(a)......   12/1/2014       $  300       $   303,044
  Broward MHR for Welleby Apartment Project Series 1984,
    3.60%(a)................................................   12/1/2006          400           401,307
  Collier IDA for Retirement Rental Housing Revenue Bonds
    HFA, 3.90%(a)...........................................   12/1/2015          300           300,995
  Dade IDA for Aviation Authority Facilities Series 84A,
    3.90%(a)................................................   10/1/2009          100           100,273
  Dade IDA for Dolphin Stadium Project, 3.90%(a)............    1/1/2016          300           300,996
  Dade HFA for Hospital Revenue Bonds for Miami Children's
    Hospital Project, 3.85%(a)..............................    9/1/2025          200           200,548
  Duval HFA for Lakes of Mayport Apartment Project,
    3.95%(a)................................................   12/1/2009          600           602,026
  Florida General Service Division GOB, 7.75%(a)............    9/1/2003          305           319,825
  Florida Gulf Coast GOB Series 97, 3.70%(a)................    8/1/2027          100           100,328


                       SEE NOTES TO FINANCIAL STATEMENTS.

               RESERVE TAX-EXEMPT TRUST--FLORIDA TAX-EXEMPT FUND

                                                                             PRINCIPAL
                                                               MATURITY        AMOUNT          VALUE
                  DESCRIPTION OF SECURITY                        DATE      (IN THOUSANDS)    (NOTE 1)
                  -----------------------                      --------    --------------    --------
  Florida Inland GOB, 4.25%.................................    1/1/1999       $  500       $   510,704
  Gulf Breeze IDA Revenue Bonds Series 85, 3.70%(a).........   12/1/2015          390           391,274
  Jacksonville IDR for Coastal Islands Project, 4.05%(a)....    8/1/2008          155           155,503
  Jacksonville IDR for University Medical Center,
    4.25%(a)................................................    2/1/2019          500           501,896
  Manatee PCR for Florida Power and Light, 3.95%(a).........    9/1/2024          100           100,319
  Ocala GOB, 5.40%..........................................   10/1/1998          250           253,557
  Palm Beach PCR for Water and Sewer Project, 4.50%(a)......   10/1/2011          500           501,811
  Putnam PCR for Florida Power and Light, 3.95%(a)..........    9/1/2024          100           100,319
  Port St. Lucie PCR for Florida Power and Light,
    3.95%(a)................................................    1/1/2011          200           200,671
  Sea Coast RAW, 7.25%(a)...................................    3/1/2009          500           531,549
  Tampa Occupational License Tax Bonds, 3.90%(a)............    5/1/2018          200           200,545
  University of North Florida Capital Improvement Project,
    3.75%(a)................................................   11/1/2024          300           300,995

ILLINOIS -- 4.65%
  Illinois HFC for Community Hospital, 3.75%(a).............   10/1/2015          500           503,293

MASSACHUSETTS -- 9.27%
  Boston Water and Sewer Commission Revenue Bonds,
    3.80%(a)................................................   11/1/2024          500           501,588
  Massachusetts Muni Wholesale Electric, 3.75%(a)...........    7/1/2019          500           501,603

MARYLAND -- 4.64%
  Baltimore IDA for Mayor and City Counsel Project,
    4.50%(a)................................................    8/1/2016          500           501,579

MISSOURI -- 4.09%
  Cole IDA for Mobine Manufacturing Series 85, 4%(a)........   12/1/2015          440           443,082

NEW JERSEY -- 4.67%
  New Jersey EDA for Volvo of America Corp., 4.246%(a)......   12/1/2004          500           505,050

PENNSYLVANIA -- 13.00%
  Emmaus General Authority Revenue Bonds, 3.95%(a)..........    3/1/2024          900           903,001
  University of Pittsburgh HEF for Capital Project Bonds,
    3.60%(a)................................................    1/1/2019          500           503,167
                                                                                            -----------

Total Florida Fund Investments (99.29%) (Cost
  $10,686,508)..............................................                                 10,740,848

Other assets, less liabilities (.71%).......................                                     76,391
                                                                                            -----------
NET ASSETS (100%) equivalent to $1.00 net asset value,
  offering and redemption prices per share on 10,817,239
  shares of beneficial interest of $.001 par value
  outstanding...............................................                                $10,817,239
                                                                                            ===========






            RESERVE TAX-EXEMPT TRUST--MASSACHUSETTS TAX-EXEMPT FUND



                     STATEMENT OF NET ASSETS--MAY 31, 1998



                                                                             PRINCIPAL
                                                               MATURITY        AMOUNT          VALUE
                  DESCRIPTION OF SECURITY                        DATE      (IN THOUSANDS)    (NOTE 1)
                  -----------------------                      --------    --------------    --------
Central Berkshire Regional School District, 3.70%...........    6/1/1998       $  435       $   439,024
Dighton-Rehoboth Regional School District GOB, 6.50%........    6/1/1998          190           196,244
Framingham IDA for Perrini Corp., 4%(a).....................   9/30/2005          300           301,021
Massachusetts, Municipal Wholesale Electric Series 1994 C,
  3.75%(a)..................................................    7/1/2019          300           300,962
Massachusetts GOB, 7.50%(a).................................    4/1/2009        4,215         4,485,918
Massachusetts GOB Series 97, 3.80%(a).......................    8/1/2015          200           200,660


                       SEE NOTES TO FINANCIAL STATEMENTS.

            RESERVE TAX-EXEMPT TRUST--MASSACHUSETTS TAX-EXEMPT FUND

                                                                             PRINCIPAL
                                                               MATURITY        AMOUNT          VALUE
                  DESCRIPTION OF SECURITY                        DATE      (IN THOUSANDS)    (NOTE 1)
                  -----------------------                      --------    --------------    --------
Massachusetts HEF for Endicott College Series A, 3.80%(a)...   10/1/2018       $  500       $   500,937
Massachusetts HEF for Clark University, 3.75%(a)............   12/1/2004          100           100,325
Massachusetts HEF for Boston University Series H,
  3.70%(a)..................................................   12/1/2015        1,000         1,002,737
Massachusetts HEF for Hallmark Health Systems, 3.75%(a).....    7/1/2027          500           501,612
Massachusetts HEF for Brigham and Women's Hospital,
  3.95%(a)..................................................    7/1/2017        1,400         1,403,966
Massachusetts HEF for Eastern Nazarene College Series 97,
  3.60%(a)..................................................   10/1/2027        1,000         1,002,466
Massachusetts HEF for Harvard University, 3.60%(a)..........    2/1/2016          987           990,123
Massachusetts HEF for Harvard University, 3.60%(a)..........    8/1/2017          200           200,633
Massachusetts HEF Capital Assistance Program Series G-1,
  3.75%(a)..................................................    1/1/2019          300           300,787
Massachusetts HEF Capital Asset Series D, 3.70%(a)..........    1/1/2035          400           401,213
Massachusetts HEF for Williams College Series E, 3.50%(a)...    8/1/2014          400           401,230
Massachusetts HEF for Wellesley College Series B,
  3.50%(a)..................................................    7/1/2022          400           401,216
Massachusetts IDA for KRH Rolls Inc. Project Series 1988,
  4.20%(a)..................................................    5/1/2006          400           402,881
Massachusetts IFA for Composite Easy Day, 3.75%(a)..........    7/1/2006          150           150,384
Massachusetts IFA for Emerson College, 3.75%(a).............   11/1/2025          500           501,612
Massachusetts IFA for Governor Dummer Academy, 3.70%(a).....    7/1/2026          300           300,755
Massachusetts IFA for Griffin Realty Series B, 3.80%(a).....    7/1/2008          625           626,621
Massachusetts IFA for Groton School, 3.90%(a)...............    6/1/2019          200           200,662
Massachusetts IFA for Holyoke Water Power Project,
  3.75%(a)..................................................    5/1/2022          300           300,950
Massachusetts IFA for Quamco Series B, 3.60%(a).............    9/1/2001        1,200         1,203,733
Massachusetts IFA for Whitehead Bio-Medical, 3.75%(a).......    7/1/2026        1,000         1,002,690
Massachusetts Showa Women's Institute of Boston, 3.95%(a)...   3/15/2004          100           100,319
Massachusetts Water Resource Authority, 3.75%(a)............    4/1/2028        1,300         1,304,167
Millford GOB, 6.20%.........................................   11/1/1998          135           136,924
Millis GOB, 5%..............................................    7/1/1998          260           266,741
Natick BAN, 4.25%...........................................    8/7/1998          500           517,599
Needham GOB, 5%.............................................   6/15/1998          835           854,627
Puerto Rico COP, 3.75%......................................    6/8/1998        1,500         1,503,082
Puerto Rico Industrial, Medical, Higher Education and
  Environmental Bonds for PCR Facility Authority,
  4.40%(a)..................................................   12/1/2015          200           200,732
Quincy GOB, 6%..............................................    3/1/1999        1,040         1,073,943
Tewksbury GOB, 6%...........................................   3/15/1999          475           489,767
Ware BAN, 4%................................................  12/18/1998          500           506,606
                                                                                            -----------
Total Massachusetts Fund Investments (97.61%) (Cost
  $24,656,892)..............................................                                 24,775,869

Other assets, less liabilities (2.39%)......................                                    607,119
                                                                                            -----------
NET ASSETS (100%) equivalent to $1.00 net asset value,
  offering and redemption prices per share on 25,382,988
  shares of beneficial interest of $.001 par value
  outstanding...............................................                                $25,382,988
                                                                                            ===========


              RESERVE TAX-EXEMPT TRUST--NEW JERSEY TAX-EXEMPT FUND

                     STATEMENT OF NET ASSETS--MAY 31, 1998

                                                                             PRINCIPAL
                                                               MATURITY        AMOUNT          VALUE
                  DESCRIPTION OF SECURITY                        DATE      (IN THOUSANDS)    (NOTE 1)
                  -----------------------                      --------    --------------    --------
Atlantic City Pooled Loan Program, 3.65%(a).................    7/1/2026       $1,500       $ 1,504,638
Berkley GOB, 4.40%..........................................    4/1/1999          277           280,491
East Rutherford GOB, 4.20%..................................   1/15/1999          420           427,565
Essex County Improvement Authority, 3.80%(a)................  12/01/2025        2,000         2,006,485

                       SEE NOTES TO FINANCIAL STATEMENTS.

              RESERVE TAX-EXEMPT TRUST--NEW JERSEY TAX-EXEMPT FUND

                                                                             PRINCIPAL
                                                               MATURITY        AMOUNT          VALUE
                  DESCRIPTION OF SECURITY                        DATE      (IN THOUSANDS)    (NOTE 1)
                  -----------------------                      --------    --------------    --------
Haddenfield Board of Education Temp Notes, 4.30%............    7/3/1998       $  950       $   987,588
Jersey City School Promissory Note, 4.375%..................   9/18/1998        2,000         2,062,310
Millville Board of Education School Board Reserve Account
  BAN, 4.10%................................................    7/8/1998        1,319         1,354,227
Monmouth BAN, 3.55%(a)......................................    8/1/2016          100           100,308
New Brunswick School Temporary Note, 4%.....................   7/31/1998        2,000         2,021,409
New Jersey EDA for Bayonne IMTT Docking Revenue Bonds Series
  C, 3.85%(a)...............................................   12/1/2027          500           501,497
New Jersey EDA for Bayonne IMTT Docking Revenue Bonds,
  3.90%(a)..................................................   12/1/2027          600           601,822
New Jersey EDA for Bayonne IMTT Docking Revenue Bonds,
  3.90%(a)..................................................   12/1/2027          700           702,126
New Jersey EDA for Economic Growth Bond Series F,
  3.55%(a)..................................................    8/1/2014          740           742,303
New Jersey EDA for Lawrenceville School Series B,
  3.70%(a)..................................................    7/1/2026        1,000         1,003,111
New Jersey EDA for Natural Gas Project Series A, 3.70%(a)...    1/1/2028        1,000         1,002,588
New Jersey EDA for PCR Series 95, 3.75%(a)..................    9/1/2012          800           802,538
New Jersey EDA for Series CC, 3.70%(a)......................   12/1/2009          900           902,863
New Jersey EDA for St. James Preparatory School, 3.30%(a)...   12/1/2027          900           902,522
New Jersey EDA for St. Peters School Series 1995, 3.70(a)...    1/1/2010        1,125         1,128,581
New Jersey EDA for St. Peters Preparatory School,
  3.80%(a)..................................................   1/15/2018        1,500         1,504,588
New Jersey EDA for Trailer Marine Corps Project, 3.75%(a)...    2/1/2002          400           401,274
New Jersey EDA for Volvo of American Corp, 4.246%(a)........   12/1/2004        3,000         3,030,249
New Jersey EDA for RJB Associate Project, 3.90%(a)..........    8/1/2008          900           902,970
New Jersey GOB Series C, 6.50%..............................   1/15/2005        1,000         1,056,253
New Jersey HCF Hospital Capital Asset, 3.70%(a).............   7/01/2035          400           401,259
New Jersey Sports Expo Authority Series C, 3.65%(a).........   9/01/2024        1,300         1,311,422
New Jersey Turnpike Authority General Series 91D,
  3.75%(a)..................................................   1/01/2018        2,900         2,938,479
North Arlington BAN, 4.25%..................................   9/11/1998        1,000         1,020,835
Port Authority of New York and New Jersey Special Versatile
  Structure Obligation, 3.85%(a)............................    5/1/2019        2,200         2,206,853
Rutgers University GOB, 7%..................................    5/1/1999          500           527,398
Sayerville GOB, 4.45%.......................................  12/15/1998          400           409,368
Trenton School Temp Notes, 3.70%............................   3/10/1999        1,675         1,690,580
                                                                                            -----------
Total New Jersey Fund Investments (96.90%) (Cost
  $36,095,124)..............................................                                 36,436,500
Other assets, less liabilities (3.10%)......................                                  1,163,940
                                                                                            -----------
NET ASSETS (100%) equivalent to $1.00 net asset value,
  offering and redemption prices per share on 37,600,440
  shares of beneficial interest of $.001 par value
  outstanding...............................................                                $37,600,440
                                                                                            ===========


                 RESERVE TAX-EXEMPT TRUST--OHIO TAX-EXEMPT FUND

                     STATEMENT OF NET ASSETS--MAY 31, 1998


                                                                            PRINCIPAL
                                                              MATURITY        AMOUNT         VALUE
                  DESCRIPTION OF SECURITY                       DATE      (IN THOUSANDS)    (NOTE 1)
                  -----------------------                     ---------   --------------   ----------
Brunswick IDA for Kinder-Care Learning Centers Project
  Series A, 4.05%(a)........................................   6/1/2002        $100        $  100,345
Claremont HEF for Mercy Health Systems, 3.85%(a)............  12/1/2021         100           100,330
Columbus ERD Electric Systems Revenue Bonds, 3.75%(a).......   9/1/2009         200           200,637
Cuyahoga IDA for Allen Group Project, 3.85%(a)..............  12/1/2015         100           100,273
Cuyahoga HFA for Cleveland Clinic Series A, 3.90%(a)........   1/1/2016         100           100,331
Cuyahoga IDA for Edgecomb Metals Co., 3.70%(a)..............   9/1/2009         100           100,920
Franklin County Industrial Development Refunding Revenue
  Bonds for Kinder-Care Learning Centers Project Series 96A,
  3.90%(a)..................................................  12/1/2021         200           200,662
Lucas County EDA for Lutheran Home's Project, 3.90%(a)......  11/1/2019         100           100,333
Mahoning County Forum Health Obligation Group, 3.90%(a).....  12/1/2028         200           200,662


                       SEE NOTES TO FINANCIAL STATEMENTS.

                 RESERVE TAX-EXEMPT TRUST--OHIO TAX-EXEMPT FUND

                                                                            PRINCIPAL
                                                              MATURITY        AMOUNT         VALUE
                  DESCRIPTION OF SECURITY                       DATE      (IN THOUSANDS)    (NOTE 1)
                  -----------------------                     ---------   --------------   ----------
Port Authority of Cincinnati and Hamilton Counties for
  Kenwood Office Association, 3.95%(a)......................   9/1/2025        $200        $  200,638
Puerto Rico Industrial, Medical, Environmental Pollution
  Control Bond, 4.40%(a)....................................  12/1/2015         200           200,732
Toledo Special Obligation Assessment Notes, 3.90%...........  12/1/1998         200           200,663
United States Treasury Bill, 4.40%..........................   6/4/1998         700           699,743
                                                                                           ----------
Total Ohio Fund Investments (99.99%) (Cost $2,499,487)......                                2,506,269
Other assets, less liabilities (0.01%)......................                                      336
                                                                                           ----------
NET ASSETS (100%) equivalent to $1.00 net asset value,
  offering and redemption prices per share on 2,506,605
  shares of beneficial interest of $.001 par value
  outstanding...............................................                               $2,506,605
                                                                                           ==========


             RESERVE TAX-EXEMPT TRUST--PENNSYLVANIA TAX-EXEMPT FUND

                     STATEMENT OF NET ASSETS--MAY 31, 1998

                                                                             PRINCIPAL
                                                               MATURITY        AMOUNT          VALUE
                  DESCRIPTION OF SECURITY                        DATE      (IN THOUSANDS)    (NOTE 1)
                  -----------------------                     ----------   --------------   -----------
Allegheny GOB for Presbyterian Hospital, 4.35%..............    4/1/1999       $  210       $   212,621
Allegheny IDA for Longwood at Oakmont, 4%(a)................    7/1/2027          600           601,907
Allegheny IDA for St. Francis Health Systems, 3.90%(a)......   11/1/2027          500           501,658
Allegheny University of Pittsburgh Project Series 85,
  3.80%(a)..................................................    3/1/2013          700           702,324
Allegheny University Project Series 85, 3.60%(a)............    7/1/2015          100           100,634
Allegheny University Project Series 85, 4.075%(a)...........    7/1/2015          400           402,550
Beaver COP, 3.80%...........................................   8/14/1998        1,000         1,004,164
Bucks IDA for Edgecomb Metals Co., 3.70%(a).................   10/1/2009          500           503,251
Butler IDA for Lutheran Welfare, 3.80%(a)...................   11/1/2016          500           501,601
Dauphin General Authority Revenue Bonds, 3.93%(a)...........   11/1/2017          400           401,342
Delaware COP, 3.70%.........................................   8/10/1998        1,000         1,002,534
Delaware Finance Authority Series 85, 3.90%(a)..............   12/1/2020          600           601,967
Delaware PCR for Philadelphia Electric Co., 3.95%(a)........    8/1/2016          400           401,264
Emmaus GOB Local Government Revenue Bonds, 3.95%(a).........    3/1/2024          700           702,334
Mercersburg General Purpose Authority Series 97, 3.85%(a)...   11/1/2027          300           300,834
Montgomery COP, 3.75%.......................................   8/14/1998        1,000         1,004,110
Philadelphia Higher Education for Kings College, 4.50%(a)...   11/1/2002          200           201,265
Philadelphia Higher Education for Temple University,
  4%(a).....................................................   10/1/2009          600           601,897
Philadelphia Hospital Authority for Children's Hospital,
  4%(a).....................................................    3/1/2027          700           702,240
Philadelphia MHR for Harbor View Tower Project, 4.50%(a)....   11/1/2027          425           426,559
Philadelphia TRAN, 4.50%....................................   6/30/1998          500           520,814
Philadelphia School District TRAN, 4.50%....................   6/30/1998          500           520,814
Puerto Rico Industrial, Medical Environmental Pollution
  Control Authority, 4.40%(a)...............................   12/1/2015          300           301,098
Western Wayne School District GOB, 5%.......................  10/15/1998          100           101,004
York General Pooled Finance Authority, 3.85%(a).............    9/1/2026          500           501,673
                                                                                            -----------
Total Pennsylvania Fund Investments (97.23%) (Cost
  $12,741,817)..............................................                                 12,822,459
Other assets, less liabilities (2.77%)......................                                    364,679
                                                                                            -----------
NET ASSETS (100%) equivalent to $1.00 net asset value,
  offering and redemption prices per share on 13,187,138
  shares of beneficial interest of $.001 par value
  outstanding...............................................                                $13,187,138
                                                                                            ===========

---------------
(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1998. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.

                       SEE NOTES TO FINANCIAL STATEMENTS.

             RESERVE TAX-EXEMPT TRUST--PENNSYLVANIA TAX-EXEMPT FUND

SECURITY TYPE ABBREVIATIONS:


BAN    --   Bond Anticipation Notes
COP    --   Certificate of Participation
CSD    --   Central School District
EDA    --   Economic Development Authority Revenue Bonds
ERD    --   Energy Research and Development Authority
GOB    --   General Obligation Bonds
HCF    --   Health Care Facilities Revenue Bonds
HDC    --   Housing Development Corporation Bonds
HEF    --   Health and Educational Facilities Revenue Bonds
HFA    --   Health Facilities Authority Revenue Bonds
HFR    --   Housing Finance Revenue Bonds
IDA    --   Industrial Development Authority Revenue Bonds
IDR    --   Industrial Development Agency Revenue Bonds
IFA    --   Industrial Finance Authority
MHR    --   Multifamily Housing Revenue Bonds
PCR    --   Pollution Control Revenue Bonds
RAN    --   Revenue Anticipation Notes
RAW    --   Revenue Anticipation Warrants
TAN    --   Tax Anticipation Notes
TRAN   --   Tax & Revenue Anticipation Notes
UFSD   --   Union Free School District
USD    --   Unified School District


               STATEMENTS OF OPERATIONS--YEAR ENDED MAY 31, 1998


                                                                  RESERVE
                                                                  NEW YORK
                                                              TAX-EXEMPT TRUST        RESERVE TAX-EXEMPT TRUST
                                                              ----------------   -----------------------------------
                                                                  NEW YORK       CALIFORNIA   CONNECTICUT   FLORIDA
                                                                    FUND            FUND         FUND         FUND
                                                              ----------------   ----------   -----------   --------
INTEREST INCOME (Note 1)....................................     $6,371,261      $1,735,780   $1,313,617    $362,174
                                                                 ----------      ----------   ----------    --------
EXPENSES (Note 2)
  Management fee............................................        889,437         246,741      185,719      50,766
  Shareholder servicing, administration and general office
    expenses................................................        320,388          85,859       59,478      16,774
  Distribution assistance (Note 3)..........................        308,367          97,966       57,157      19,813
  Equipment expense.........................................         44,073          14,643        8,903       2,996
  Professional fees.........................................         31,486          11,009        7,287       1,707
  Occupancy costs...........................................         15,028           4,649        3,100         871
  Stationery, printing and supplies.........................         36,194           6,917        5,112       1,312
  Trustee fees..............................................          2,617             831          545         153
  Other expenses............................................         27,460           6,539        4,935       1,087
                                                                 ----------      ----------   ----------    --------
    Total Expenses..........................................      1,675,050         475,154      332,236      95,479
                                                                 ----------      ----------   ----------    --------
NET INVESTMENT INCOME.......................................     $4,696,211      $1,260,626   $  981,381    $266,695
                                                                 ==========      ==========   ==========    ========



                                                                           RESERVE TAX-EXEMPT TRUST
                                                              ---------------------------------------------------
                                                              MASSACHUSETTS   NEW JERSEY    OHIO     PENNSYLVANIA
                                                                  FUND           FUND      FUND *       FUND *
                                                              -------------   ----------   -------   ------------
INTEREST INCOME (Note 1)....................................    $645,025      $1,384,900   $14,779     $331,243
                                                                --------      ----------   -------     --------
EXPENSES (Note 2)
  Management fee............................................      91,116        197,592      1,915       45,755
  Shareholder servicing, administration and general office
    expenses................................................      26,792         83,119        654       17,536
  Distribution assistance (Note 3)..........................       4,536         74,739         27       18,276
  Equipment expense.........................................       4,851         10,977         38        2,811
  Professional fees.........................................       3,480          8,963         66        2,259
  Occupancy costs...........................................       1,493          3,831         33          901
  Stationery, printing and supplies.........................       2,161          8,408         36        1,370
  Trustee fees..............................................         276            669          4          160
  Other expenses............................................       2,777          4,983      1,057        2,442
                                                                --------      ----------   -------     --------
    Total Expenses..........................................     137,482        393,281      3,830       91,510
                                                                --------      ----------   -------     --------
NET INVESTMENT INCOME.......................................    $507,543      $ 991,619    $10,949     $239,733
                                                                ========      ==========   =======     ========


---------------

* The Pennsylvania and Ohio Tax-Exempt Funds commenced operations on September 12, 1997 and April 1, 1998, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                      STATEMENTS OF CHANGES IN NET ASSETS



                                      RESERVE NEW YORK
                                      TAX-EXEMPT TRUST                            RESERVE TAX-EXEMPT TRUST
                                -----------------------------   -------------------------------------------------------------
                                        NEW YORK FUND                  CALIFORNIA FUND                CONNECTICUT FUND
                                -----------------------------   -----------------------------   -----------------------------
                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                MAY 31, 1998    MAY 31, 1997    MAY 31, 1998    MAY 31, 1997    MAY 31, 1998    MAY 31, 1997
                                -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET
  ASSETS FROM INVESTMENT
  OPERATIONS:
  Net investment income paid
    to shareholders as
    dividends (Note 1)........  $  (4,696,211)  $  (3,838,918)  $  (1,260,626)  $    (498,099)  $    (981,381)  $    (797,967)
                                -------------   -------------   -------------   -------------   -------------   -------------
  FROM CAPITAL SHARE
    TRANSACTIONS (at net asset
    value of $1 per share):
  Net proceeds from sale of
    shares....................    748,322,717     676,647,327     332,373,143     153,856,260     141,307,597     104,926,291
  Net asset value of shares
    issued on reinvestment of
    dividends.................      4,696,211       3,838,918       1,260,626         498,099         981,381         797,967
                                -------------   -------------   -------------   -------------   -------------   -------------
    Subtotal..................    753,018,928     680,486,245     333,633,769     154,354,359     142,288,978     105,724,258
    Cost of shares redeemed...   (734,986,773)   (652,760,567)   (297,653,453)   (136,013,932)   (138,998,804)   (107,029,059)
                                -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in
    net assets derived from
    capital share transactions
    and from investment
    operations................     18,032,155      27,725,678      35,980,316      18,340,427       3,290,174      (1,304,801)
NET ASSETS:
  Beginning of year...........    153,180,084     125,454,406      30,952,396      12,611,969      33,496,503      34,801,304
                                -------------   -------------   -------------   -------------   -------------   -------------
  End of year.................  $ 171,212,239   $ 153,180,084   $  66,932,712   $  30,952,396   $  36,786,677   $  33,496,503
                                =============   =============   =============   =============   =============   =============



                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                 RESERVE TAX-EXEMPT TRUST
                                                            ----------------------------------
                                                                       FLORIDA FUND                  MASSACHUSETTS FUND
                                                            ----------------------------------   ---------------------------
                                                                              JUNE 24, 1996
                                                                            (COMMENCEMENT OF
                                                             YEAR ENDED    OPERATIONS) THROUGH    YEAR ENDED     YEAR ENDED
                                                            MAY 31, 1998      MAY 31, 1997       MAY 31, 1998   MAY 31, 1997
                                                            ------------   -------------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET FROM INVESTMENT
  OPERATIONS:
  Net investment income paid to shareholders as dividends
    (Note 1)..............................................  $  (266,695)      $    (92,773)      $  (507,543)   $   (285,186)
                                                            ------------      ------------       ------------   ------------
  FROM CAPITAL SHARE TRANSACTIONS (at net asset value of
    $1 per share):
  Net proceeds from sale of shares........................   99,350,457         38,626,682        72,967,159      52,472,123
  Net asset value of shares issued on reinvestment of
    dividends.............................................      266,695             92,773           507,543         285,186
                                                            ------------      ------------       ------------   ------------
    Subtotal..............................................   99,617,152         38,719,455        73,474,702      52,757,309
    Cost of shares redeemed...............................  (92,909,297)       (34,610,071)      (61,126,323)    (48,678,063)
                                                            ------------      ------------       ------------   ------------
  Net increase in net assets derived from capital share
    transactions and from investment operations...........    6,707,855          4,109,384        12,348,379       4,079,246
NET ASSETS:
  Beginning of year.......................................    4,109,384                  0        13,034,609       8,955,363
                                                            ------------      ------------       ------------   ------------
  End of year.............................................  $10,817,239       $  4,109,384       $25,382,988    $ 13,034,609
                                                            ============      ============       ============   ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                            RESERVE TAX-EXEMPT TRUST
                                                     ----------------------------------------------------------------------
                                                            NEW JERSEY FUND             OHIO FUND        PENNSYLVANIA FUND
                                                     -----------------------------   ----------------   -------------------
                                                                                      APRIL 1, 1998
                                                                                     (COMMENCEMENT OF   SEPTEMBER 12, 1997
                                                                                       OPERATIONS)       (COMMENCEMENT OF
                                                      YEAR ENDED      YEAR ENDED         THROUGH        OPERATIONS) THROUGH
                                                     MAY 31, 1998    MAY 31, 1997      MAY 31, 1998        MAY 31, 1998
                                                     -------------   -------------   ----------------   -------------------
INCREASE (DECREASE) IN NET ASSET FROM INVESTMENT
  OPERATIONS:
  Net investment income paid to shareholders as
    dividends (Note 1).............................  $    (991,619)  $    (909,418)    $    (10,949)       $   (239,733)
                                                     -------------   -------------     ------------        ------------
  FROM CAPITAL SHARE TRANSACTIONS (at net asset
    value of $1 per share):
  Net proceeds from sale of shares.................    234,261,239     223,428,579        4,357,301          56,580,287
  Net asset value of shares issued on reinvestment
    of dividends...................................        991,619         909,418           10,949             239,733
                                                     -------------   -------------     ------------        ------------
    Subtotal.......................................    235,252,858     224,337,997        4,368,250          56,820,020
    Cost of shares redeemed........................   (237,104,518)   (225,911,698)      (1,861,645)        (43,632,882)
                                                     -------------   -------------     ------------        ------------
  Net increase (decrease) in net assets derived
    from capital share transactions and from
    investment operations..........................     (1,851,660)     (1,573,701)       2,506,605          13,187,138
NET ASSETS:
  Beginning of year................................     39,452,100      41,025,801                0                   0
                                                     -------------   -------------     ------------        ------------
  End of year......................................  $  37,600,440   $  39,452,100     $  2,506,605        $ 13,187,138
                                                     =============   =============     ============        ============



                 RESERVE NEW YORK TAX-EXEMPT TRUST ("NY TRUST")


          RESERVE TAX-EXEMPT TRUST (CALIFORNIA, CONNECTICUT, FLORIDA,


       MASSACHUSETTS, NEW JERSEY, OHIO AND PENNSYLVANIA FUNDS) ("TRUST")



       (THE NY TRUST AND TRUST ARE COLLECTIVELY REFERRED TO AS "TRUSTS")



                         NOTES TO FINANCIAL STATEMENTS



1. SIGNIFICANT ACCOUNTING POLICIES:



   The Trusts are registered under the Investment Company Act of 1940 as nondiversified, open-end management investment companies. The policies summarized below are consistently followed in the preparation of their financial statements in conformity with generally accepted accounting principles.



   A. The Trust and NY Trust shares of beneficial interest authorized are unlimited. The Trust's shares are divided into eight series, California Fund, Connecticut Fund, Florida Fund, Interstate Fund, Massachusetts Fund, New Jersey Fund, Ohio Fund and Pennsylvania Fund. These financial statements and notes apply only to the California, Connecticut, Florida, Massachusetts, New Jersey, Ohio and Pennsylvania Funds of Reserve Tax-Exempt Trust and to the New York Fund of Reserve New York Tax-Exempt Trust.



   B. Securities are stated at value which represents cost plus interest accrued to date. Under Securities and Exchange Commission Rule 2a-7, the Trusts use amortized cost to value each Fund, by which investments are valued at cost and the difference between the cost of each instrument and its value at maturity is accrued into income on a straight line basis over the number of days to maturity, irrespective of intervening changes in interest rates or market values of investments. The maturity of floating or variable rate instruments in which the Trusts may invest will be deemed to be, for floating rate instruments (1) following, and for variable rate instruments the longer of (1) or (2) following: (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument; (2) the period remaining until the instrument's next rate adjustment, for purposes of Rule 2a-7 and for computing each portfolio's average weighted life to maturity.



   C. It is the Trusts' policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute all income to its shareholders. Accordingly, no Federal income tax provision is required.



   D. Investments are recorded as of the date of their purchase and sale. Interest income is determined on the basis of interest accrued, premium amortized, and discount accreted.



   E. Net investment income on investments is distributed to shareholders daily and automatically reinvested in additional shares.

                 RESERVE NEW YORK TAX-EXEMPT TRUST ("NY TRUST")
          RESERVE TAX-EXEMPT TRUST (CALIFORNIA, CONNECTICUT, FLORIDA,
       MASSACHUSETTS, NEW JERSEY, OHIO AND PENNSYLVANIA FUNDS) ("TRUST")
       (THE NY TRUST AND TRUST ARE COLLECTIVELY REFERRED TO AS "TRUSTS")
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


   F. Each Fund is charged only for its direct or allocated (in proportion to net assets or number of shareholder accounts) share of expenses.



2. MANAGEMENT FEE, SHAREHOLDER SERVICING COSTS AND TRANSACTIONS WITH AFFILIATES:


   Reserve Management Company, Inc. ("RMCI") manages the Trusts' investments, effects purchases and sales thereof, and absorbs certain promotional expenses. For such services RMCI receives management fees from each Fund at an annual rate of .50% of the first $500 million, .475% of the next $500 million, .45% of the next $500 million, .425% of the next $500 million and .40% of any excess over $2 billion of the average daily closing net assets.


   Also, under the current Service Agreement, RMCI was reimbursed $477,246 (New York Fund), $130,447 (California Fund), $89,360 (Connecticut Fund), $24,900 (Florida Fund), $41,830 (Massachusetts Fund), $120,950 (New Jersey Fund), $1,888 (Ohio Fund) and $27,479 (Pennsylvania Fund) during the period ended May 31, 1998 for expenditures made on behalf of the Trusts for personnel, office space and equipment and shareholder accounting and administrative services, to conduct the Trusts' business. On May 31, 1998, the New York, California, Connecticut, Florida, Massachusetts, New Jersey, Ohio and Pennsylvania Funds had accrued expenses of $14,069, $5,500, $3,023, $889, $2,086, $3,090, $206 and $1,084, respectively, due to RMCI.


3. DISTRIBUTION ASSISTANCE:


   Pursuant to a Distribution Plan, each Trust will make payments of up to .20% per annum of the average daily net assets of the Trust qualified shareholder accounts as to which the payee or RMCI has rendered assistance in distributing its shares.



4. MANAGEMENT'S USE OF ESTIMATES:



   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities on the dates of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates.



5. INVESTMENT CONCENTRATION:



   The New York, California, Connecticut, Florida, Massachusetts, New Jersey, Ohio and Pennsylvania Tax-Exempt Funds invest substantially all of their assets in portfolios of tax-exempt debt obligations primarily consisting of issuers of each of the respective states. The issuers' abilities to meet their obligations may be affected by economic, regional or political developments. In order to reduce the credit risk associated with such factors, 67.80%, 72.18%, 53.81%, 83.99%, 52.25%, 65.07%, 71.81% and 58.58% of
   the New York, California, Connecticut, Florida, Massachusetts, New Jersey, Ohio and Pennsylvania Funds' investments, respectively, were backed by letters of credit, bond insurance of financial institutions and financial guaranty assurance agencies.



6. COMPONENTS OF NET ASSETS:



   At May 31, 1998, the following funds had these components of net assets:



                                                                NEW YORK      CALIFORNIA    CONNECTICUT     FLORIDA
                                                              -------------   -----------   -----------   ------------
Par Value...................................................  $    171,212    $    66,933   $    36,787   $    10,817
Paid-in-Capital.............................................   171,041,027     66,865,779    36,749,890    10,806,422
                                                              ------------    -----------   -----------   -----------
Net Assets..................................................  $171,212,239    $66,932,712   $36,786,677   $10,817,239
                                                              ============    ===========   ===========   ===========
                                                              MASSACHUSETTS   NEW JERSEY       OHIO       PENNSYLVANIA
                                                              ------------    -----------   -----------   -----------
Par Value...................................................  $     25,383    $    37,600   $     2,507   $    13,187
Paid-in-Capital.............................................    25,357,605     37,562,840     2,504,098    13,173,951
                                                              ------------    -----------   -----------   -----------
Net Assets..................................................  $ 25,382,988    $37,600,440   $ 2,506,605   $13,187,138
                                                              ============    ===========   ===========   ===========


                             ---------------------


                     FEDERAL TAX INFORMATION -- (UNAUDITED)



The dividends distributed by each Fund are exempt interest dividends for Federal tax purposes.



                             ---------------------

[CAPTION]

               TABLE OF CONTENTS
                                                  PAGE
                                                  ---

Shareholder Expenses............................    2
Financial Highlights............................    3
Yield...........................................    6
Investment Objective and Policies...............    6
Management......................................   10
How to Buy Shares...............................   11
Shares of Beneficial Interest...................   12
Daily Dividends.................................   12
Taxes...........................................   12
Redemptions.....................................   13
General Information.............................   14
Report of Independent Accountants...............   15
Financial Statements............................   16


      Investors are advised to read and retain this Prospectus for future reference.


        Founders of

   "America's First
        Money Fund"
810 Seventh Avenue, New York, NY 10019-5868

GENERAL INFORMATION AND 24 HOUR YIELD AND BALANCE INFORMATION
800-637-1700            M     www.reservefunds.com

Distributor -- Resrv Partners, Inc.

07/98

                  LOGO                                     Founders of

                                                      "America's First
                                                           Money Fund"

       -------------------------------------------------------------------------
         ----------

       -------------------------------------------------------------------------
         ----------

                  NEW YORK TAX-EXEMPT FUND
                  CALIFORNIA TAX-EXEMPT FUND
                  CONNECTICUT TAX-EXEMPT FUND
                  FLORIDA TAX-EXEMPT FUND
                  MASSACHUSETTS TAX-EXEMPT FUND
                  NEW JERSEY TAX-EXEMPT FUND
                  OHIO TAX-EXEMPT FUND
                  PENNSYLVANIA TAX-EXEMPT FUND

                            RESERVE TAX-EXEMPT TRUST
                           CALIFORNIA TAX-EXEMPT FUND
                           CONNECTICUT TAX-EXEMPT FUND
                            FLORIDA TAX-EXEMPT TRUST
                          MASSACHUSETTS TAX-EXEMPT FUND
                           NEW JERSEY TAX-EXEMPT FUND
                              OHIO TAX-EXEMPT FUND
                          PENNSYLVANIA TAX-EXEMPT FUND

                        RESERVE NEW YORK TAX-EXEMPT TRUST
                            NEW YORK TAX-EXEMPT FUND
                     810 SEVENTH AVENUE, NEW YORK, NY 10019
                          800-637-1700 -- 212-977-9982

                      24-HOUR YIELD AND BALANCE INFORMATION
                 Nationwide 800-637-1700 -- www.reservefunds.com

                          -----------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information describes the California Tax-Exempt, Connecticut Tax-Exempt, Florida Tax-Exempt, Massachusetts Tax-Exempt, New Jersey Tax-Exempt, Ohio Tax-Exempt and Pennsylvania Tax-Exempt Funds of Reserve Tax-Exempt Trust and the New York Tax-Exempt Fund of Reserve New York Tax-Exempt Trust (each a fund, together the "Funds"). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus dated July 31, 1998 and should be read in conjunction with it. A copy of the Prospectus may be obtained by writing or calling the Funds at the above address or telephone number. The Securities and Exchange Commission ("SEC") maintains a web site (http://www.sec.gov) that contains this Statement and other information regarding the Funds electronically filed with the SEC. This SAI is dated July 31, 1998.

      TABLE OF CONTENTS                                                     PAGE
      -----------------                                                     ----

      Investment Objective and Policies.........................................
      Trustees and Executive Officers...........................................
      Investment Management, Distribution, Service and Custodian Agreements.....
      Portfolio Turnover, Transaction Charges and Allocation....................
      Shares of Beneficial Interest.............................................
      Purchase, Redemption and Pricing of Shares................................
      Distributions and Taxes...................................................
      Fund Yield................................................................
      Reserve Cash Performance Account..........................................
      Municipal Obligations.....................................................
      Ratings...................................................................
      Risk Factors of Concentrating in California...............................
      Risk Factors of Concentrating in Connecticut..............................
      Risk Factors of Concentrating in Florida..................................
      Risk Factors of Concentrating in Massachusetts............................
      Risk Factors of Concentrating in New Jersey...............................
      Risk Factors of Concentrating in New York.................................
      Risk Factors of Concentrating in Ohio.....................................
      Risk Factors of Concentrating in Pennsylvania.............................
      Financial Statements......................................................
      Report of Independent Accountants.........................................

                        INVESTMENT OBJECTIVE AND POLICIES

         The following information provides additional details about the Funds' investment objectives and policies.

         Each Fund's investment objective is to seek as high a level of short-term interest income exempt from federal, state, and, with respect to the New York Portfolio, local income taxes, and with respect to Florida Tax-Exempt Fund, the Florida intangibles tax, and with respect to the Pennsylvania Tax-Exempt Fund, the Pennsylvania county personal property tax, as is consistent with preservation of capital and liquidity, by investing principally in municipal securities.

         These securities are generally known as "municipal bonds" or "municipal notes" ("Municipal Obligations") and the interest on them is exempt from federal income tax in the opinion of bond counsel for the issuers. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, school streets, and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from federal income tax. At least 80% of each Fund's assets will be invested in Municipal Obligations exempt from federal, state, and with respect to the New York Tax-Exempt Fund, local personal income taxes, and with respect to Florida Tax-Exempt Fund, the Florida intangibles tax, and with respect to the Pennsylvania Tax-Exempt Fund, the Pennsylvania county personal property tax, unless the Fund has adopted a defensive position. During periods when a state's Municipal Obligations meeting a Fund's quality standards are not available, a Fund may invest up to 20% of its assets, or a greater percentage on a temporary basis, in Municipal Obligations exempt only from federal income taxes.

         The Funds will purchase tax-exempt securities which are rated MIG-1 or MIG-2 by Moody's Investor Services, Inc. ("Moody's"); SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent thereof. Municipal Obligations which are not rated may be purchased provided such securities are determined to be of comparable quality by the Fund's investment adviser pursuant to guidelines adopted by the Board of Trustees to those rated securities in which a Fund may invest.

         Subsequent to its purchase by a Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event a Municipal Obligation's rating falls below the second highest rating category of any nationally recognized statistical rating agency, the Municipal Obligation will be disposed of within five Business Days of the date the investment adviser becomes aware of the new rating absent a determination by the Board of Trustees that the sale of the security would not be in the best interest of the Fund. Should a rated Municipal Obligation cease to be rated, the investment adviser will promptly reassess the quality and credit risk of the Municipal Obligation. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Obligations which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

         From time to time, on a temporary basis other than for temporary defensive purposes, the Funds may invest in taxable short term investments ("Taxable Investments") consisting of obligations backed by the full faith and credit of the U.S. Government, its agencies and instrumentalities ("U.S. Governments"); deposit-type obligations, acceptances, and letters of credit of Federal Deposit Insurance Corporation member banks; or instruments fully secured or collateralized by such obligations. The Funds will not invest in foreign securities or in taxable commercial paper. Interest earned on Taxable Investments will be taxable income to investors. Unless a Fund has adopted a temporary defensive position, no more than 20% of the net assets of a Fund will be invested in Taxable Investments at any time.

         SUPPLEMENTAL INVESTMENT POLICIES. The Funds' investment objective, and the following supplemental policies may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. A majority of the outstanding shares of a Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund. A Fund cannot:

(1) invest in any security other than those discussed herein or in the Prospectus;
(2) borrow money except as a temporary or emergency measure (but not for the purpose of purchasing investment securities), and not in an amount to exceed 5% of the value of its total assets;
(3)   issue securities senior to its capital stock;
(4)   act as an underwriter with respect to the securities of others;
(5) concentrate investments in any particular industry except to the extent that its investments are concentrated exclusively in Municipal Obligations, U.S. Governments or instruments secured by such obligations;
(6) purchase, sell or otherwise invest in real estate or commodities or commodity contracts; however, a Fund may purchase Municipal Obligations secured by interests in real estate;
(7) lend more than 33 1/3% of the value of its total assets except to the extent its investments are considered loans;
(8) sell any security short or write, sell or purchase any futures contract or put or call option; provided, however, a Fund shall have the authority to purchase Municipal Obligations subject to a stand-by commitment, at the Fund's option;
(9) invest in voting securities or in companies for the purpose of exercising control;
(10) invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940 ("1940 Act");
(11)  make investments on a margin basis; and
(12) purchase or sell any securities (other than securities of the Fund) from or to any officer or Trustee of a Fund, the investment adviser or affiliated person except in compliance with the 1940 Act.

         OTHER POLICIES. Certain banks and other municipal securities dealers have indicated a willingness to sell Municipal Obligations to the Funds accompanied by a stand-by commitment to repurchase the securities, at a Fund's option or on a specified date, at an agreed-upon price or yield within a specified period prior to the maturity date of such securities.

         REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement transaction occurs when a Fund purchases and simultaneously contracts to resell securities at fixed prices determined by the yields negotiated. Each Fund will limit repurchase agreement transactions to those financial institutions and securities dealers who are deemed credit-worthy pursuant to guidelines established by each Fund's Board of Trustees. The investment adviser will follow procedures intended to provide that all acquired repurchase agreements are at least 100% collateralized as to principal and interest. A Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of a Fund's custodian. If the seller defaults on the repurchase obligation, a Fund could incur a loss, and may incur costs in disposing of the underlying security. The Funds will not hold more than 10% of their net assets in illiquid securities, including repurchase agreements with a term greater than seven days.

         The Funds may sell securities in a reverse repurchase agreement when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. In a typical reverse repurchase agreement transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of the security to a second party in return for a percentage of its value. By paying back to this party the value received plus interest, a Fund repurchases the transferred security. It is the Funds' policy that entering into a reverse repurchase agreement will be for temporary purposes only, and, when aggregated with other borrowing, may not exceed 5% of the value of the total assets of a Fund at the time of the transaction.

                         TRUSTEES AND EXECUTIVE OFFICERS

         *BRUCE R. BENT, 61, President, Treasurer and Trustee, 810 Seventh Avenue, New York, NY 10019.

         Mr. Bent is President, Treasurer, and Trustee of The Reserve Funds ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET"), Reserve New York Tax-Exempt Trust ("RNYTET") and Reserve Private Equity Series ("RPES"); Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation ("RMC") ; and Chairman and Director of Resrv Partners, Inc. ("RESRV").

         +EDWIN EHLERT, JR., 67, Trustee, 125 Elm Street, Westfield, NJ 07091.

         Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RNYTET, RTET and RPES.

         +HENRI W. EMMET, 72, Trustee, 1535 Presidential Drive, Apt. 4A, Columbus, OH 43212.

         Mr. Emmet retired as the Managing Director of Servus Associates, Inc. in 1994 and U.S.A. Representative of the First National Bank of Southern Africa in 1996. He is currently Trustee of RF, RIT, RNYTET, RTET and RPES.

         +DONALD J. HARRINGTON, C.M., 52, Trustee, St. John's University, Jamaica, NY 11439.

         The Reverend Harrington is President of St. John's University (NY), a Trustee of RF, RIT, RNYTET, RTET and RPES and a Director of Bear Stearns Companies since 1993.

         BRUCE R. BENT II, 32, Senior Vice President and Assistant Secretary, 810 Seventh Avenue, New York, NY 10019.

         Mr. Bent II joined The Reserve Funds in 1992 and is Senior Vice President and Assistant Secretary of RF, RIT, RNYTET, RTET and RPES.

         MARYKATHLEEN FOYNES, 28, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019.

         Ms. Foynes is Counsel and Secretary of RF, RIT, RNYTET, RTET and RPES. Before joining The Reserve Funds in 1998, Ms. Foynes was a staff attorney for PaineWebber, Inc.

         PAT A. COLLETTI, 39, Controller, 810 Seventh Avenue, New York, NY
10019.

         Mr. Colletti has been Controller of RF, RIT, RNYTET, RTET since 1989 and RPES since 1994.

----------

+Messrs. Ehlert, Emmet and Harrington are members of a Review Committee which performs the functions of an Audit Committee and reviews compliance procedures and practices. During the year ended May 31, 1998, each Fund held four Board meetings and one Review Committee meeting

*Interested Trustee within the meaning of the 1940 Act. The members of the Board of Trustees, who are not interested trustees, will be paid a stipend of $3,500 for each joint Board meeting that they attend and an annual fee of $16,000 for service to all of the trusts in the complex.

         As of May 31, 1998, Trustees and officers as a group owned less than 1% of the outstanding shares of the California Tax-Exempt, Connecticut Tax-Exempt, Florida Tax-Exempt, Massachusetts Tax-Exempt, New Jersey Tax-Exempt, New York Tax-Exempt, Ohio Tax-Exempt and Pennsylvania Tax-Exempt Funds.

                               COMPENSATION TABLE
                       FOR FISCAL YEAR ENDING MAY 31, 1998

                                                   AGGREGATE                    TOTAL COMPENSATION
                                                  COMPENSATION              FROM FUND AND FUND COMPLEX
    NAME OF TRUSTEE                                FROM FUND           (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE
    ---------------                                ---------           -------------------------------------
    Bruce R. Bent, President & Trustee                 $0                                $0
    Edwin Ehlert, Jr., Trustee                       $3987                            $30,000
    Henri W. Emmet, Trustee                          $3987                            $30,000
    Rev. Donald J. Harrington, Trustee               $3987                            $30,000

                  INVESTMENT MANAGEMENT, DISTRIBUTION, SERVICE
                            AND CUSTODIAN AGREEMENTS

         THE ADVISER. Reserve Management Company, Inc. ("RMCI" or "Adviser"), 14 Locust Place, Manhasset, NY, 11030, a registered investment adviser, manages the Fund and provides it with investment advice. Under the Investment Management Agreement, RMCI manages each Fund's investments, including effecting purchases and sales thereof, in furtherance of its investment objective and policies, subject to overall control and direction of the Trustees. RMCI also pays the promotional expenses related to the sale of each Fund's shares (paying for prospectuses distributed to potential investors and for other sales literature, but not paying for prospectuses distributed to current shareholders, distribution assistance payments paid by a Fund, or registration fees and expenses).

         Each of the Funds periodically pays RMCI a management fee at the annual rate of 0.50% of the first $500 million of average daily net assets, 0.475% of the next $500 million of such assets, 0.45% of the next $500 million of such assets, 0.425% of the next $500 million of such assets, and 0.40% of such assets in excess of $2 billion. For the fiscal years ended May 31, 1996, 1997 and 1998, RMCI received management fees of $155,027, $166,430 and $185,719 respectively from the Connecticut Fund; $48,113, $51,006 and $91,116 from the Massachusetts Fund; $775,398, $786,904 and $889,437 from the New York Fund; for the fiscal years ending May 31, 1996, 1997 and 1998. RMCI received $50,807, $103,607 and
$246,741 respectively in management fees from the California Fund; for the fiscal years ending May 31, 1996, 1997 and 1998. RMCI received $154,727, $194,595 and $197,592 respectively in management fees from the New Jersey Tax-Exempt Fund; for the period of June 24, 1996 to May 31, 1997 and 1998, RMCI received $19,304 and $50,776, respectively in management fees from the Florida Fund. RMCI received $45,755 in management fees from the Pennsylvania Fund for the period September 15, 1997 to May 31, 1998; and $1,915 in management fees from the Ohio Fund for the period April 1, 1998 to May 31, 1998.

         From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund which would have the effect of lowering the Fund's expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be.

         The Investment Management Agreement was approved by Shareholders in 1986 and may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the Trustees who are not "interested persons" ("disinterested Trustees") cast in person at a meeting called for the purpose of voting on such renewal. The agreement terminates automatically upon their assignment and may be terminated without penalty upon 60 days' written notice by a vote of the Board of Trustees of the Fund or by vote of a majority of outstanding voting shares of the Fund or by RMCI.

         SERVICE AGREEMENT. Under a Service Agreement, RMCI furnishes to each Fund all personnel required for administrative, clerical, recordkeeping, bookkeeping, shareholder accounting, and shareholder servicing functions. In addition, RMCI provides, at cost, office space, office equipment (including computers), office supplies and direct expenditures which include brokerage fees and commissions, interest, taxes, issuing and redemption costs, registration fees, disinterested Trustees' fees, custodial fees, extraordinary legal expenses, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings, and independent accountants' fees. For all of these items, each portfolio reimburses RMCI for its costs. However, RMCI has agreed to repay promptly any amount reimbursed which a majority of the disinterested Trustees reasonably determines is in excess of, or not properly attributable to, the cost of operations or expenses of the Fund. The Service Agreement is nonassignable and continues until terminated by either party on 120 days' written notice. Reserve Management Corporation, an affiliate of RMCI, may provide some of these services.

         Pursuant to the Service Agreement (see Service Agreement in the Prospectus), during the fiscal year ended May 31, 1998, the Funds reimbursed RMCI $914,100 for expenses. For the fiscal years ended May 31, 1996 and 1997 RMCI was reimbursed $1,081,664 and $934,359 for expenses, respectively.

         DISTRIBUTION AGREEMENT. The Funds' Distributors are Pacific Global Fund Distributors, Incorporated ("PGFDI"), 206 North Jackson Street, Suite 201, Glendale, CA 91206; and Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, NY 10019-5868. The Funds have authorized the Distributors, in connection with their sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by the Prospectus.

The Distributors may offer and sell shares of the Funds pursuant to a separate Prospectus applicable to such Distributor. The Distributors are "principal underwriters" for the Funds within the meaning of 1940 Act, and as such act as agent in arranging for the continuous offering of Fund shares. The Distributors have the right to enter into selected dealer agreements with brokers or other persons of its choice for the sale of the Funds' shares. Parties to selected dealer agreements may receive assistance payments, if they qualify for such payments, under the Distribution Plan described below. RESRV's and PGFDI's principal business is the distribution of mutual fund shares. No Distributor has retained any underwriting commissions on the sale of Fund shares during the last three fiscal years. The Distributors do not have the exclusive right to distribute Fund shares and the Funds may, therefore, continue to distribute their own shares.

         The Distribution Agreements may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval or by the vote of a majority of the outstanding voting securities of the Funds.

         PLAN OF DISTRIBUTION. Each Fund maintains a Plan of Distribution ("Plan") and related agreements, as amended, under Rule 12b-1 of 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a Plan adopted by the investment company's Board and approved by its shareholders. Under the Plan, the Fund makes assistance payments to brokers, financial institutions and other financial intermediaries ("payee(s)") for shareholder accounts ("qualified accounts") as to which the payee has rendered distribution assistance services at an annual rate of 0.20% of the average net asset value of qualified accounts. Such distribution assistance may include, but is not limited to, establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investment in Fund shares of client account balances. Substantially all such monies (together with significant amounts from RMCI's own resources) are paid by RMCI to payees for their distribution assistance or administrative services with any remaining amounts being used by RMCI to partially defray other expenses incurred by RMCI in distributing Fund shares. In addition to the amounts required by the Plan, RMCI may, at its discretion, pay additional amounts. The rate of any additional amounts that may be paid will be based upon RESRV's and RMCI's analysis of the contribution that the payee makes to the Fund by increasing assets under management, reducing expense ratios and the cost to the Fund if such services were provided directly by the Fund or other authorized persons. RMCI and RESRV will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund. RMCI may elect to retain a portion of the distribution assistance payments to pay for sales materials or other promotional activities. The Trustees have determined that there is a reasonable likelihood the Plan will benefit each Fund and its shareholders.

         The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling, or distributing securities, although national and state chartered banks are permitted to purchase and sell securities upon the order and for the account of their customers. Those persons who wish to provide assistance in the form of activities not primarily intended to result in the sale of Fund shares (such as administrative and account maintenance services) may include banks, upon advice of counsel that they are permitted to do so under applicable laws and regulations, including the Glass-Steagall Act. In such event, no preference will be given to securities issued by such banks as investment and the assistance payments received by such banks under the Plan may or may not compensate the banks for their administrative and account maintenance services for which the banks may also receive compensation from the bank accounts they service. It is Fund management's position that payments to banks pursuant to the Plan for activities not primarily intended to result in the sale of a Fund's shares, such as administrative and account maintenance services, do not violate the Glass-Steagall Act. However, this is an unsettled area of the law and if a determination contrary to management's position is made by a bank regulatory agency or court concerning payments to banks contemplated by the Plan, any such payments will be terminated and any shares registered in the bank's name, for its underlying customer, will be registered in the name of that customer. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as securities dealers in certain states.

         Under the Plan, the Funds' Controller or Treasurer reports quarterly the amounts and purposes of assistance payments. During the continuance of the Plan the selection and nomination of the disinterested Trustees is at the discretion of the disinterested Trustees currently in office.

         During the fiscal year ended May 31, 1998, $580,881 was paid under the Plan by the Funds. Any such payments are intended to benefit a Fund by maintaining or increasing net assets to permit economies of scale in providing services to shareholders and to contribute to the stability of shareholder services. During the fiscal year ended May 31, 1998, substantially all payments made by the Funds were to brokers or other financial institutions and intermediaries for share balances in the Funds.

         The Plan and related agreements were duly approved by shareholders and as to any Fund may be terminated at any time by a vote of a majority of the outstanding voting securities of such Fund or by vote of the disinterested Trustees. The Plan and related agreements may be renewed from year to year, if approved by a vote of a majority of the Board of Trustees, and by the vote of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Board of Trustees and of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

         CUSTODIAL SERVICES AND INDEPENDENT ACCOUNTANT. The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004 and Bankers Trust Company, One Bankers Trust Plaza, New York, NY 10015 are Custodians of the Fund's securities and cash pursuant to Custodian Agreements. PricewaterhouseCoopers LLP, 1301 Avenue of the Americas, New York, NY 10019 is the Funds' independent accountant.

             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

         As investment securities transactions made by each Fund are normally principal transactions at net prices, the Funds do not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and aftermarket transactions with dealers involve a spread between the bid and asked prices. During the past three fiscal years the Funds have not paid any brokerage commissions.

         The Funds' policy of investing in debt securities maturing within one year results in high portfolio turnover. However, because the cost of these transactions is minimal, high turnover does not have a materially adverse effect upon the net asset value or yield of a Fund.

         Subject to the overall supervision of each Fund's officers and the Boards of Trustees, RMCI places all orders for the purchase and sale of a Fund's investment securities. In general, in the purchase and sale of investment securities, RMCI will seek to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining best price and execution, RMCI may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with RMCI, and any statistical, research, or other services provided by the dealer to RMCI. To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Funds as determined in good faith by RMCI. Brokers or dealers who execute investment securities transactions may also sell shares of a Fund; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers.

         When orders to purchase or sell the same security on identical terms are simultaneously placed for the Funds and other portfolios managed by RMCI, the transactions are allocated as to amount in accordance with each order placed for each portfolio. However, RMCI may not always be able to purchase or sell the same security on identical terms for all portfolios affected.

                          SHARES OF BENEFICIAL INTEREST

         The Declaration of Trusts permit the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in a Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of each Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with any applicable state and federal securities laws. These currently require that each class be preferred over all other classes with respect to assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional class would be comparable, unless otherwise required, to respond to the particular situation. Upon liquidation of a Fund, shareholders are entitled to share, pro rata, in its net assets of their respective Funds available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subjected to claims arising from the operations of the first class of shares. No changes can be made to a Fund's issued shares without shareholder approval.

         Each Fund share, when issued, is fully paid, non-assessable (except as set forth below), and fully transferable or redeemable at the shareholder's option. Each Fund share has an equal interest in the net assets of its portfolio, equal rights to all dividends and other distributions from its portfolio, and one vote for all purposes. Shares of all classes vote together for the election of Trustees, and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustee could elect all Trustees if they so chose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

         Under Massachusetts law, the shareholders and trustees of a business trust can be personally liable for the Funds' obligations unless, as in this instance, the Declaration of Trust provides, in substance, that no shareholder or trustee shall be personally liable for the Fund's, and each investment portfolio's, obligations to third parties, and requires that every written contract made by a Fund contain a provision to that effect. The Declaration of Trust also requires the Fund to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

         The Declaration of Trusts further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declarations protect a Trustee against any liability to which he would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Regulations of the Securities and Exchange Commission provide that if a class is separately affected by a matter requiring shareholder vote (election of Trustees, ratification of independent auditor selection and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the Fund as a whole), each class will vote separately. Each class votes separately on such matters as approval of the Investment Management Agreement, material amendments to the Plan of Distribution, and changes in the fundamental policies of the Fund. These items require approval by a majority of the affected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted at an annual meeting of shareholders at which at least 50 percent of the shares of each group are represented.

         As of June 30, 1998, no persons owned beneficially or of record 5 percent of the California Tax-Exempt Fund, Connecticut Tax-Exempt Fund, Florida Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, New Jersey Tax-Exempt Fund, Ohio Tax-Exempt Fund or the New York Tax-Exempt Fund.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         Redemption payments will normally be made by check or wire transfer but each Fund is authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of investment securities valued at the same time as the redemption net asset value ("NAV") is determined). The Funds have elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of $250,000 or 1% of the net assets of the Fund. The election is irrevocable pursuant to rules and regulations under 1940 Act unless withdrawal is permitted by order of the SEC. Redemptions in kind are further limited by the Funds' intention to redeem in kind only when necessary to reduce a disparity between amortized cost and market value. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

         IF SHARES OF A FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER, THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH MAY BE UP TO 10 BUSINESS DAYS.

         PURCHASES AND REDEMPTIONS THROUGH OTHERS. Share purchases and redemptions may also be made through brokers and financial institutions ("firms"). Firms may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Some of these firms participate in the Funds' Plans of Distribution ("Plans"). Under the Plans, payments are made to persons who provide assistance in distributing Fund shares or other assistance to a Fund.

         NET ASSET VALUE. Shares of each Fund are offered at NAV which is calculated at the close of each Business Day as defined in the Prospectus. The net asset value is not calculated on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, Christmas Day, days the New York Stock Exchange is closed for trading and on regional banking holidays. The NAV of each Fund is normally maintained at $1.00 per share. The Funds cannot guarantee that their net asset value will always remain at $1.00 per share.

         The NAV per share of each Fund is determined by adding the value of all of its securities, cash and other assets, subtracting its liabilities, and dividing the results by the number of its shares outstanding. The Boards of Trustees have determined the most practical method currently available for valuing investment securities is the amortized cost method. This procedure values a purchased security at cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium and accrual of interest income, irrespective of intervening changes in interest rates or security market values.

         In order to maintain a $1.00 share price the Funds will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Boards of Trustees to be of high quality with minimal credit risk. To assess whether repurchase agreement transactions present more than minimal credit risk, the Trustees have established guidelines and monitor the creditworthiness of all entities, including banks and broker-dealers, with which a Fund proposes to enter into repurchase agreements. In addition, the Funds have adopted procedures, taking into account current market conditions and the investment objective, to attempt to maintain its net asset value as computed for the purpose of sales and redemptions at $1.00 per share. Such procedures will include review by the Trustees at such intervals as they may determine reasonable, to ascertain the extent of any difference in the net asset value of a Fund from $1.00 a share determined by valuing its assets at amortized cost as opposed to valuing them based on market factors. If the deviation exceeds 1/2 of one percent, the Trustees will promptly consider what action if any should be initiated. If they believe that the deviation may result in material dilution or other unfair results to shareholders, the Trustees have undertaken to apply appropriate corrective remedies which may include the sale of a Fund's assets prior to maturity to realize capital gains or losses or to shorten the average maturity of a Fund, withholding dividends, redemption of shares of a Fund in kind, or reverting to valuation based upon market prices and estimates.

         SHAREHOLDER SERVICE POLICIES. The Funds' policies concerning shareholder services are subject to change from time to time. The Funds reserve the right to change the $1,000 minimum account size subject to the $5 monthly service charge or involuntary redemption. The Funds further reserve the right to impose special service charges for services provided to individual shareholders generally including, but not limited to, fees for returned checks, stop payment orders on official checks and shareholder checks, and special research services. The Funds' standard service charges as described in the Prospectus are also subject to adjustment from time to time. In addition, the Funds reserve the right to increase their minimum initial investment amount at any time.

         CREDITING OF INVESTMENTS. The Funds will only give credit investments on the day they become available in federal funds. A Federal Reserve wire system transfer ("Fed wire") is the only type of wire transfer that is reliably available in federal funds on the day sent. For a Fed wire to receive same day credit, the Fund must be notified before 11:00 AM (New York time) of the amount to be transmitted and the account to be credited. Checks and other items submitted to the Funds for investment are only accepted when submitted in proper form, denominated in U.S. dollars, and are credited to shareholder accounts only upon their conversion into federal funds, which normally takes one or two Business Days following receipt. Checks delivered to the Funds after 11:00 AM (New York time) are considered received on the following Business Day.

         Checks drawn on foreign banks are normally not accepted by the Funds. In addition, the Funds do not accept cash investments.

         The Funds reserve the right to reject any investment in them for any reason and may, at any time, suspend all new investment.

         IF SHARES PURCHASED ARE TO BE PAID FOR BY WIRE AND THE WIRE IS NOT RECEIVED BY A FUND OR IF SHARES ARE PURCHASED BY A CHECK WHICH, AFTER DEPOSIT, IS RETURNED UNPAID OR PROVES UNCOLLECTABLE, THE PURCHASE MAY BE CANCELED OR REDEEMED IMMEDIATELY. THE INVESTOR THAT GAVE NOTICE OF THE INTENDED WIRE OR SUBMITTED THE CHECK WILL BE HELD FULLY RESPONSIBLE FOR ANY LOSSES INCURRED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THE FUND MAY REDEEM SHARES FROM ANY ACCOUNT REGISTERED IN THAT PURCHASER'S NAME AND MAY APPLY THE PROCEEDS THEREFROM TO THE PAYMENT OF ANY AMOUNTS OWED THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR.

         SHARE CERTIFICATES. Share certificates are not issued by the Funds.

                             DISTRIBUTIONS AND TAXES

         Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"), so long as such qualification is in the best interests of their shareholders. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income each taxable year.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the one-year period ending on October 31 of the calendar year, and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

         The Fund intends to qualify under the Code to pay "exempt-interest dividends" to its shareholders. The Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from federal income tax. To the extent that dividends distributed by the Fund to its shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from the gross incomes of the shareholders for federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85 percent of their social security benefits and certain railroad retirement benefits. It should also be noted that tax-exempt interest on private activity bonds in which the Fund may invest generally is treated as a tax preference item for purposes of the alternative minimum tax for corporate and individual shareholders. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constituted "exempt-interest dividends."

         Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Because no portion of the Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Fund is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to individual shareholders at the applicable 20% or 28% capital gains rate, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

         Upon the sale or other disposition of shares of the Fund, in the event that the Fund fails to maintain a constant net asset value per share, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for less than six months.

         Under the Code, a shareholder may not deduct that portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends (such as those of the Fund) which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends (excluding net capital gain dividends) received by the shareholder. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered to be used to purchase or carry particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to such purchase.

         The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

         Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. The term "substantial user" generally includes any "non-exempt person" who regularly uses in his or her trade or business a part of a facility financed by industrial development bonds. Generally, an individual will not be a "related person" of a substantial user under the Code unless the person or his or her immediate family owns directly or indirectly in the aggregate more than a 50% equity interest in the substantial user.

         The exemption from federal income tax of dividends derived from interest on Municipal Obligations does not necessarily result in exemption under the tax laws of any state or local taxing authority.

         Shareholders are advised to consult with their tax advisers regarding the applicability of state and local taxes to an investment or income therefrom in a Fund which may differ from the federal income tax consequences described above.

                                   FUND YIELD

         The current yield of a Fund may differ from the Fund's effective yield and annualized dividends.

         Current yield is calculated by determining the net change (exclusive of capital changes) in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by a fraction having 365 in the numerator and the number of days in the base period in the denominator. The current yield stated in the prospectus utilizes a seven day base period. Net change in account value must reflect (i) the value of additional shares purchased with dividends from the original share and dividends declared on by the original share and any such additional shares; and (ii) any recurring fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average or median account size. Net change in account value must exclude realized gains or losses and unrealized appreciation or depreciation.

         Effective yield is computed by adding one to the current yield, raising the sum to a power equal to 365 divided by the number of days in the base period (seven days), and subtracting one from the result according to the following formula: Effective Yield = [(Base Period Return + 1)] 365/7 - 1. Effective annual yields are a representative of the effective annual rate of return produced by the monthly compounding of Fund dividends.

         Taxable equivalent yield is computed by dividing either current yield or effective yield by a denominator equal to one minus a stated income tax rate according to the following formula: Taxable Equivalent Yield = Current or Effective Yield/(1 - Income Tax Rate).

         Yield information may be useful in reviewing the performance of a Fund, but because of fluctuations, it may or may not provide a basis for comparison with bank deposits, other money investments which pay a fixed yield for a stated period of time, such as Treasury bills, bank certificates of deposit, savings certificates and NOW accounts. When making comparisons, the investor should also consider the quality and maturity of the portfolio securities of the various money-market funds. An investor's principal is not guaranteed by the Fund, nor is it insured by a governmental agency.

                        RESERVE CASH PERFORMANCE ACCOUNT

         The Reserve Cash Performance ("CPA") and Reserve "CPA" Plus accounts provide a comprehensive package of additional services to investors in the Funds. Reserve CPA and CPA Plus offers a check arrangement whereby checks are issued to Reserve shareholders which may be used to redeem shares in the account in any amount. If a bank accepts a check, it will be paid in the order received by redemption of shares from the investor's Reserve account. Any check in an amount exceeding the Reserve account balance will be returned to the payee. Reserve CPA checks can be used in the same manner as any other bank checks. Paid checks will not be returned but complete statements on such paid checks will be provided monthly.

         A VISA Gold Check Card (a debit card) is also available. The VISA card functions exactly as does a conventional VISA credit card except that the cardholder's Reserve account is automatically charged for all purchases and cash advances, thus eliminating the usual monthly finance charges. As with the checking facility, VISA charges are paid by liquidating shares in the Reserve Fund account, but any changes that exceed the balance will be rejected. VISA card issuance is subject to credit approval. Reserve, VISA or the bank may reject any application for checks or cards and may terminate an account at any time. Conditions for obtaining a VISA Check Card may be altered or waived by the Funds either generally or in specific instances. The checks and VISA cards are intended to provide investors with easy access to their account balances.

         Each Fund will charge a non-refundable annual CPA Plus service fee (currently $60 which may be charged to the account at the rate of $5 monthly). Participants will also be charged for specific costs incurred in placing stop payment orders, obtaining check copies and in processing returned checks. The annual service fee and other charges may be changed at any time upon 30 days notice. In addition, broker/dealers or other financial institutions in the CPA Program may charge their own service fees in addition to the annual fee.

         VISA cardholders may be liable for the unauthorized use of their card up to the amount set by the governing Federal regulations which is currently $500 if the Fund or the bank is not notified of the theft or loss within 2 Business Days. Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Gold card. If a card is lost or stolen, the cardholder should report the loss immediately by telephoning the issuing bank, currently BankOne at 614-248-4242 which can be reached 24 hours a day, seven days a week or the Funds at 800-631-7784 or 212-977-9880 during normal business hours (9:00 A.M. to 5:00 P.M., New York time).

         The use of checks and cards by participants will be subject to the terms of your Reserve CPA Account Application and VISA Account Shareholder Agreement.

                              MUNICIPAL OBLIGATIONS

         Municipal bonds and municipal notes are the two major classifications of Municipal Obligations. Such obligations are generally issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges, highways, houses, hospitals, mass transportation, schools, streets, and water and sewer works. In addition, Municipal Obligations may be issued to refund outstanding debt and obtain funds for general operating expenses.

         Municipal bonds, which are long term instruments and generally have maturities longer than one year when issued, may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power.

         Certain kinds of industrial development bonds ("IDBs") are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities such as warehouse, office, plant, and store facilities. IDBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IDBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IDBs, the IDBs or the participation interests purchased by a Fund will be supported by repurchase commitments and bank letters of credit or guarantees of banks that meet the quality criteria of the Fund and which may be exercised by the Fund to provide liquidity.

         Municipal notes are usually issued to obtain funds in anticipation of receipt of taxes, receipt of proceeds of issuances of municipal bonds, or other revenue which will provide funds to repay the notes, and generally have maturities of one year or less.

         On April 20, 1988, the U.S. Supreme Court in South Carolina v. Baker, overruled an 1895 case, Pollock v. Farmers' Loan & Trust Company which held that interest on Municipal Obligations was immune from Federal taxation. As a result, proposals may be introduced before the Congress to eliminate or restrict the Federal income tax exemption for interest on certain Municipal Obligations.

         The Funds may purchase securities affected by these proposals. If such proposals are enacted, the availability of Municipal Obligations by the Funds would be adversely affected. In such event, the Funds would reevaluate their investment objective and policies and submit possible changes in the structure of the Funds for the consideration of shareholders. Investors should be aware that the quantity of Municipal Obligations available for purchase by the Funds may be limited, and that factor may affect the amount of tax-exempt income which can be obtained from an investment in them. Substantial reductions in the availability of tax-exempt securities might also cause a reevaluation of a Fund's investment objective and policies.

         VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments that the Funds may purchase are tax-exempt Municipal Obligations or participation interests therein that provide for periodic adjustments in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit or guarantee issued with respect to such instrument. The issuer of the Municipal Obligation may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to the required for the holder to demand payment.

         The variable rate demand instruments in which the Funds may invest will comply with Rule 2a-7 under the Investment Company Act of 1940. The Funds will determine the variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board to minimize credit risks. The Fund's investment adviser may determine that an unrated variable rate demand instrument meets the Fund's investment high quality criteria if it is backed by a suitable bank letter of credit or guarantee.

         The variable rate demand instruments that the Funds may invest in include participation interests purchased from banks in variable rate tax exempt Municipal Obligations owned by banks or affiliated organizations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the repurchase feature described above. Each participation is backed by an irrevocable letter of credit or guarantee of an appropriately rated bank. The Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, after seven days' notice, for all or any part of the full principal amount of the Fund's participation interest in the bond plus accrued interest. Banks usually retain a service fee, a letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instrument was purchased by the Fund.

                                     RATINGS

         TAX-EXEMPT BOND RATINGS. The highest ratings for municipal bonds are Aaa or Aa if rated by Moody's Investor Services, Inc. ("Moody's") and AAA or AA if rated by Standard & Poor's Corporation ("S&P"). Such bonds are judged to be of high quality and are not considered speculative. Bonds rated A by Moody's are considered to possess many favorable investment attributes and are to be considered as upper medium grade obligations. Such bonds have factors giving security to principal and interest that are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated A by S&P is considered to have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         TAX-EXEMPT PAPER RATINGS. Moody's tax-exempt paper rating are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of twelve months. The highest quality obligations are rated "Prime." Issuers rated Prime-1 have superior ability for repayment of senior short-term debt obligations. Issuers rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. Moody's employs the following two designations, all judged to be investment grade, to indicate the relative repayment capacity of rated short-term issuers: MIG-1/VMIG-1, Best Quality and MIG-2/VMIG-2, High Quality. The designation of MIG-1/VMIG-1 indicates there is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing. The designation of MIG-2/VMIG-2 indicates margins of protection ample although not so large as in MIG-1/VMIG-1.

         S&P's tax-exempt paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more that 365 days. The highest quality obligations are rated "A". Issues assigned A rating for regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designations to indicate the relative degree of safety. The two top such designations are 1 and 2. The "A-1" designation indicates that the degree of safety regarding timely payment is strong. The "A-2" designation indicates that capacity for timely payment is satisfactory. Municipal note ratings by Standard & Poor's are preceded by the designation SP. Those issues determined to possess overwhelming safety characteristics are designated SP-1+. Municipal notes designated SP-1 are considered to have a very strong or strong capacity to pay principal and interest. Municipal notes designated SP-2 are considered to have a satisfactory capacity to pay principal and interest.

                   RISK FACTORS OF CONCENTRATING IN CALIFORNIA

         The following discusses the risks of concentrating investments in obligations of the State of California ("State") and its political subdivisions, duly constituted authorities and corporations.

         Since the start of the State's 1990-91 fiscal year, the State has faced the worst economic, fiscal, and budget conditions since the 1930's. The State of California's tax revenue experience in the past few years clearly reflects sharp declines in employment, income and retail sales on a scale not seen in over 50 years. However, the 1995-96 Governor's Budget, released January 10, 1995 (the "Governor's Budget"), indicates the State has embarked on a steady economic recovery since late 1993, somewhat sooner than predicted in the May 1994 Revision of the 1994-95 Governor's Budget.

         The recession seriously affected state tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund - K-12 schools and community colleges, health, welfare and corrections - growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State has experienced recurring budget deficits; the State Controller reports that expenditures exceeded revenues for four of the last five completed fiscal years ending with 1991-92; the State had an operating surplus of about $109 million in 1992-93 and $836 million in 1993-94. However, at June 30, 1994, according to the Department of Finance, the State's Special Fund for Economic Uncertainties still had an accumulated deficit, on a budget basis, of approximately $1.8 billion.

         A further consequence of the large budget imbalance over two fiscal years was that the State used up all of its available cash resources. In late June, 1992 the State was required to issue $475 million of short-term revenue anticipation warrants to cover obligations coming due on June 30. Because the 1992-93 Budget Act was not adopted until September 2, 1992, the State was delayed in carrying out its usual cash flow borrowing for the fiscal year. The shortfall of cash forced the State Controller, after July 1, 1992, to issue approximately $3.8 billion of interest-bearing "registered warrants" in lieu of regular warrants which are redeemable for cash to many State vendors, suppliers and employees and to local government agencies to pay valid obligations from the prior fiscal year, and to pay continuing obligations after July 1 based on special appropriations or court orders. Certain constitutionally mandated obligations, such as debt service on bonds and revenue anticipation warrants, were paid with available cash. Registered warrants had not been issued by the State in the 1930s.

         The 1992-93 Budget Act closed a "gap" of about $7.9 billion, but budgeted a reserve at June 30, 1993 of only $28 million. However, the Governor's Budget for 1993-94, released January 8, 1993 (the "1993-94 Governor's Budget"), predicted revenues in the 1992-93 fiscal year will be $2.5 billion below 1992-93 Budget Act projections, and projected the State will have a $2.1 billion budget deficit at June 30, 1993. This however, assumed favorable legislative action by March 1993 on certain proposals to reduce health and welfare payments and eliminate a renters' tax credit, which combined would have saved $475 million by June 30, 1993. The Legislature has failed to enact these proposals. This, combined with the impact of the State Franchise Tax Board's February 4, 1993 order to release the renters' tax credit refunds, will require at least another $475 million in budget reductions in addition to those proposed in the 1993-94 Government's Budget. The 1993-94 Governor's Budget also projects that cash resources will be depleted during May 1993, necessitating additional cash flow borrowing. Actual performance for the balance of the 1992-93 fiscal year will depend on many factors, including economic conditions in the State and the nation. As result of the deterioration in the State's budget and cash situation in fiscal years 1991-92, and 1992-93, rating agencies reduced the State's credit ratings. Between November 1991 and October 1992 the rating on the State's general obligation bonds was reduced by S&P from AAA to AA+, by Moody's from Aaa to Aa, and by Fitch from AAA to AA.

         The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1994-95 fiscal year, the State has issued, in July and August, 1994, $4.0 billion of revenue anticipation warrants which mature on April 25, 1996, and $3.0 billion of revenue anticipation notes maturing on June 28, 1995.

         On July 15, 1994, all three of the rating agencies rating the State's long-term debt lowered their ratings of the State's general obligation bonds, Moody's Investors Service lowered its rating from Aa to A1, Standard & Poor's Ratings Group lowered its rating from A+ to A and termed its outlook as "stable," and Fitch Investors Service lowered its rating from AA to A. By June 1998, the State's long-term debt rating stood at A+ and AA- by Standard & Poor's and Fitch, respectively.

         The California personal income tax, which in 1990-91 contributed about 45% of General Fund revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions). The tax is progressive with rates ranging from 1% to 11%. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (AMT) which is much like the Federal AMT. This is designed to ensure that excessive use of tax preferences does not reduce taxpayers' liabilities below some minimum level. Legislation enacted in July 1991 added two new marginal tax rates, at 10% and 11% effective for tax years 1991 through 1995. After 1995, the maximum personal income tax rate is scheduled to return to 9.3%, and the AMT rate is scheduled to drop from 8.5% to 7%.

         The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.

         The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas, electricity and water. Sales tax accounted for about 39% of General Fund revenue in 1991-92. Bank and corporation tax revenues comprised about 11% of General Fund revenue in 1991-92. In 1989, Proposition 99 added a 25 cents per pack excise tax on cigarettes, and a new equivalent excise tax on other tobacco products.

         The 1995-96 Governor's Budget, issued January 10, 1995, contains a reforecast of revenues and expenditures for the 1994-95 fiscal year. The Department of Finance Bulletin for April 1995 reports that General Fund revenues for March 1995 were $28 million, or 1.1 percent, below forecast, and that year-to-date General Fund revenues were $110 million, or 0.4 percent, below forecast. The largest component of the decrease is attributable to personal income tax receipts, which were $134 million, or 1.1 percent, below the year-to-date forecast. In addition, sales and use tax receipts were $117 million, or 1.1 percent, below the year-to-date forecast. The sales and year-to-date bank and corporation tax receipts were as forecast, and that miscellaneous revenues were $141 million above the year-to-date forecast. This gain is mostly attributable to revenues such as those relating to trial courts, state lands, and unclaimed property. The Department of Finance believes the gain in unclaimed property revenues ($40 million above forecast) to be real, and expects it to grow slightly by the end of the fiscal year.

         Revised employment data indicate that California's recession ended in 1993, and following a period of stability, a recovery is now underway. The State's unemployment rate fell in 1995, from 10.1 percent in January to 7.7 percent in October and November. The gap between the national and California jobless rates narrowed from 3.4 percentage points at the beginning of 1994 to an average of 2 percentage points in October and November. In 1996, job growth is projected to exceed 300,000, with gains in all major sectors of the State's economy, again led by services and construction.

         The Department of Finance Bulletin for April 1995 reports on the State's continued economic recovery. Despite wet weather, nonfarm employment in the State increased by 17,000 in March and was up 127,500, or 1.1 percent, from March 1994. Due to heavy rainstorms, construction employment decreased by 6,900 jobs in March after increasing by more than 35,000 in February. Even so, 22,500 new construction jobs were added since March 1994, a gain of almost 5 percent. Most other major private industry groups posted gains for March, with services gaining 18,500 jobs and durable goods factories adding 2,800, despite a drop of 700 jobs in aerospace industries. The State's unemployment rate rose slightly in March to 7.6 percent from 7.3 percent in February, but was down from 8.8 percent in March 1994. Other indicators, including retail sales, homebuilding activity, existing home sales and bank lending volume all confirm the State's recovery.

         Pursuant to the Budget Adjustment Law (the "Law," Government Code
Section   12467), the State Controller was required to make a report by November
15, 1994 on whether the projected cash resources for the General Fund as of June 30, 1995 would decrease more than $430 million from the amount projected by the State in its Official Statement in July, 1994 for the sale of $4,000,000,000 of Revenue Anticipation Warrants. On November 15, 1994, the State Controller issued the report on the State's cash position required by the Budget Adjustment Law. The report indicated that the cash position of the General Fund on June 30, 1995 would be $581 million better than was estimated in the July, 1994 cash flow projections and therefore, no budget adjustment procedures will be invoked for the 1994-95 fiscal year. As explained earlier, the Law would only be implemented if the State Controller estimated that borrowable resources on June 30, 1995 would be at least $430 million lower than projected.

         The 1995-96 Budget will be subject to the Budget Adjustment or "Trigger" legislation enacted in June 1994. The Proposed Budget contains a cash flow projection (based on all the assumptions described above) which shows about $1 billion of unused borrowable resources at June 30, 1996, providing this amount of "cushion" before the budget "trigger" would have to be invoked.

         However, a report issued by the Legislative Analyst in February 1995 notes that the Proposed Budget (and hence the margin of cushion under the "trigger") is subject to a number of major risks, including receipt of the expected federal immigration aid and other federal actions to allow health and welfare cuts, and the outcome of several lawsuits concerning previous budget actions which the State has lost at the trial court level, and which are under appeal. This Analyst's Report also estimates that, despite more favorable revenues, the two-year budget estimates made in July 1994 are about $2 billion out of balance, principally because federal immigration aid appears likely to be much lower than previously estimated. This shortfall is much smaller than the State has faced in recent years, and has been addressed in the Governor's Budget.

         The state has taken significant steps to restructure its budget, reduce its accumulated deficit, and is in the fifth year of holding expenditures equal to, or below, revenues. Continued spending pressures for education, corrections, and, until recently, health and welfare have made it difficult for the State to accumulate any significant contingency reserves. The State now projects a very modest ending reserve for fiscal 1997, and has budgeted about a 1% reserve for fiscal 1998. Overall, the General Fund GAAP-basis deficit has been reduced from a peak of $4.6 billion in 1992-93 to $2.1 billion at fiscal 1996.

         The Governor's proposed 1997-98 budget provides for moderate expenditure growth of about 3.9%. Revenue growth is projected at 4.7%, including the effects of a proposed 5% cut in the bank and corporate tax rate. Spending levels continue to be driven by constitutional spending requirements of Proposition 98, which requires about 40% of the general fund to be dedicated to K-14 education. Overall funding for K-14 education is proposed to increase by 7.6% over fiscal 1997 levels, outpacing other spending categories.

         On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Funds") filed for bankruptcy protection under Chapter 9, causing a liquidity crisis for the Funds and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. As of mid-January, 1995, following a restructuring of most of the Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the Funds' loss at about $1.69 billion, or about 23% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited monies in the Funds, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. This may also affect their ability to meet their outstanding obligations.

         The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities. However, in the event the County is unable to maintain county administered State programs because of insufficient resources, it may be necessary for the State to intervene, but the State cannot presently predict what, if any, action may occur. As of mid-January, it appeared that school districts may have collectively lost up to $230 million from the amounts they had on deposit in the Funds.

         On May 2, 1995, the U.S. Bankruptcy Court approved the Comprehensive Settlement Agreement re Orange County Investment Pools. The agreement resulted in school participants in the Funds receiving a cash distribution totaling approximately 90 percent of the schools' investment balances.

         Under existing legal precedent, the State is obligated to intervene when a school district's fiscal problems would otherwise deny its students basic educational equality. The State is not presently able to predict whether any school districts will face insolvency because of their participation in the Funds, and if so, the potential amount or form of aid which the State may have to provide.

                  RISK FACTORS OF CONCENTRATING IN CONNECTICUT

         The following concerns the risks of concentrating investments in obligations of the State of Connecticut ("State") and its political subdivisions, duly constituted authorities and corporations.

         Connecticut's economy is diverse, with manufacturing, services and trade accounting for approximately 70% of total nonagricultural employment. Manufacturing employment has been on a downward trend since 1984 while nonmanufacturing employment has risen significantly. From 1970 to 1992, manufacturing employment has declined 30.8% while the number of persons employed in service-related industries, such as trade, government, health, education, recreation, utilities, finance, insurance, transportation, and real estate increased 60.8%. Although agriculture remains significant to Connecticut, the amount of land devoted to farming has declined over time. These trends are expected to continue in the future. Tourism and summer residency are also economic factors.

         Manufacturing has traditionally been of prime economic importance to Connecticut and remains the State's single most important economic activity. The manufacturing industry is diversified, with transportation equipment (primarily commercial and defense related) the dominant industry, followed by fabricated metal products, non-electrical machinery and electrical machinery. Defense-related business plays an important role in the Connecticut economy. Economic activity has been affected by the volume of defense contracts awarded to Connecticut firms. In the past ten years Connecticut has generally ranked from 6th to 11th among all states in total defense contracts awards, receiving 2.8% of all such contracts in 1992. On a per capita basis, defense awards to Connecticut have been among the highest in the nation. In recent years, the federal government has reduced defense-related spending and this trend is expected to continue. Both United Technologies Corporation and General Dynamics Corporation's Electric Boat Division have announced substantial labor force reduction. Any further decline in the federal defense budget could have a detrimental affect on the Connecticut economy.

         The industrial activity of the State is concentrated in two regions. The first, the Naugatuck Valley, extends from Bridgeport north through Ansonia and Waterbury to Torrington, and has a high proportion of heavy industry. The second, a belt extending from Hartford southwest through New Britain, Middleton and Meriden to New Haven, is typified by highly skilled precision metal products manufacturing. In addition, certain large submarine building activity and chemical production exist in the Groton area.

         Hartford, the capital of Connecticut, is a center of the insurance industry and a major service center for business and commerce. The southwestern portion of the State benefits from its proximity to New York City, with a substantial amount of suburban commutation to New York. An important factor in Connecticut's overall economic and employment picture is the influx of major business organizations that are relocating corporate headquarters or executive offices in Connecticut. Major employers in Connecticut include United Technologies Corporation, General Dynamics Corporation, Aetna Life and Casualty Company, The Travelers Insurance Company and Yale University.

         General Fund budgets for the biennium ending June 30, 1997, were adopted in 1995 anticipating expenditures of $8,987,907,123 and revenues of $8,988,180,000 for the 1995-96 fiscal year and anticipating expenditures of $9,311,125,170 and revenues of $9,311,700,000 for the 1996-97 fiscal year.

         The primary method for financing capital projects by the State is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. As of March 1, 1995, there was a total legislatively authorized bond indebtedness of $10,194,811,925, of which $8,673,257,677 had been approved for issuance by the State Bond Commission and $7,334,468,663 had been issued.

         To meet the need for reconstructing, repairing, rehabilitating and improving the State transportation system (except Bradley International Airport), the State adopted legislation which provides for, among other things, the issuance of special tax obligation ("STO") bonds, the proceeds of which will be used to pay for improvements to the State's transportation system. The STO bonds are special tax obligations of the State payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and deposited in the special transportation fund. The cost of the infrastructure program for the twelve years beginning in 1984, to be met from federal, state, and local funds, was recently estimated at $9.4 billion. To finance a portion of the State's $4.1 billion share of such cost, the State expects to issue $3.7 billion of STO bonds over the twelve-year period.

         As of March 1, 1995, the General Assembly has authorized STO bonds for the program in the aggregate amount of $3,794,938,104, of which $3,144,650,752 had been issued. It is anticipated that additional STO bonds will be authorized by the General Assembly annually in an amount of equal rank with the outstanding bonds provided certain pledged revenue coverage requirements of the STO indenture controlling the issuance of such bonds are met. The State expects to continue to offer bonds for this program.

         On November 3, 1992, Connecticut voters approved a constitutional amendment which requires a balanced budget for each year and imposes a cap on the growth of expenditures. The General Assembly is required by the constitutional amendment to adopt by three-fifths vote certain spending cap definitions, which has not yet occurred. Accordingly, the adopted budget complies with the current statutory spending cap definitions enacted in 1991. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional statutory definitions of general budget expenditures.

         In order to promote economic stability and provide a positive business climate, several tax changes were adopted during the 1993 legislative session. Among the most significant changes was a four year gradual rate reduction to the Corporation Business Tax based on income. Additionally, the interest rate for late payment of the Corporation Business Tax was reduced and additional tax credits, including a research and development tax credit, were created. In addition, several Sales Tax exemptions were added which include, among others, amusements and recreation, certain tax preparation services and car washes.

         Although the State recorded General Fund surpluses in its fiscal years 1985 through 1987, Connecticut reported deficits from its General Fund operations for the fiscal years 1988 through 1991. Together with the deficit carried forward from the State's 1990 fiscal year, the total General Fund deficit for the 1991 fiscal year was $965.7 million. The total deficit was funded by the issuance of General Obligation Economic Recovery Notes. The Comptroller's annual reports for the fiscal years ended June 30, 1992, 1993 and 1994 reflected General Fund operating surpluses of $110 million, $113.5 million, and $19.7 million, respectively. The Comptroller's monthly report for the period ended August 31, 1994 stated that on a GAAP basis the cumulative deficit is $531 million for fiscal 1994-95. The deficit continued to narrow in fiscal 1996 from $496 million to $399 million. As of June 1998, S&P, Moody's and Fitch rated Connecticut's bonds AA-, Aa3 and AA, respectively.

         While the enacted budget for fiscal 1997 relied on non-recurring measures to achieve balance, the State has chosen to defer some $100 million of these measures, a decision made possible by better-than-expected revenue performance which began in the final quarter of fiscal 1996 and has continued to date in 1997.

         There can be no assurance that general economic difficulties or the financial circumstances of Connecticut or its towns and cities will not adversely affect the ability of Connecticut issuers or obligors of State, municipal and public authority debt obligations to meet their obligations thereunder.

                    RISK FACTORS OF CONCENTRATING IN FLORIDA

         The Fund invests in obligations of Florida issuers which results in the Fund's performance being subject to the risks associated with the overall conditions present within the state. The following information is a brief summary of the recent prevailing economic conditions and a general summary of the state's financial status. This information is based on official statements relating to securities that have been offered by Florida issuers and from other sources believed to be reliable but should not be relied upon as a complete description of all relevant information.

         Florida is the twenty-second largest state with an area of 54,136 square miles and a water area of 4,424 square miles. The state is 447 miles long and 361 miles wide with a tidal shoreline of almost 2,300 miles. According to the U.S. Census Bureau, Florida moved past Illinois in 1986 to become the fourth most populous state, and as of 1990, had an estimated population of 13.2 million. The State's debt reflects its rapid population growth, which has created sustained spending pressure for basic governmental infrastructure and services. Management restraint and budgetary control have enabled the State to balance its budget through periods of economic weakness while meeting the needs of this growing population.

         Services and trade continue to be the largest components of the Florida economy, reflecting the importance of tourism as well as the need to serve Florida's rapidly growing population. Agriculture is also an important part of the economy, particularly citrus fruits. Oranges have been the principal crop, accounting for 70% of the nation's output. Manufacturing, although of less significance, is a rapidly growing component of the economy. The economy also has substantial insurance, banking, and export participation. Unemployment rates have historically been below national averages, but have recently risen above the national rate.

         Section 215.32, Florida Statutes, provides that financial operations of the State of Florida covering all receipts and expenditures must be maintained through the use of three funds--the General Revenue Fund, the Trust Fund, and the Working Capital Fund. The General Revenue Fund receives the majority of State tax revenues. The Working Capital Fund receives revenues in excess of appropriations and its balances are freely transferred to the General Revenue Fund as necessary. In November, 1992, Florida voters approved a constitutional amendment requiring the state to fund a Budget Stabilization Fund to 5% of general revenues, with funding to be phased in over five years beginning in fiscal 1995. The Working Capital Fund will become the Budget Stabilization Fund. Major sources of tax revenues to the General Revenue Fund are the sale and use tax, corporate income tax and beverage tax.

         The over-dependence on the sensitive sales tax creates vulnerability to recession. Accordingly, financial operations have been strained during the past few years, but the state has responded in a timely manner to maintain budgetary control.

         Florida's debt structure is complex. Most state debt is payable from specified taxes and additionally secured by the full faith and credit of the state. Under the general obligation pledge, to the extent specified taxes are insufficient, the state is unconditionally required to make payment on bonds from all non-dedicated taxes.

         Currently, the state's general obligation bonds are rated Aa2, AA+ and AA by Moody's, S&P and Fitch, respectively.

         The Fund's concentration in securities issued by the state and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of the state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the state; and the underlying condition of the state, and its municipalities.

                 RISK FACTORS OF CONCENTRATING IN MASSACHUSETTS

         The following concerns the risks of concentrating investments in obligations of the Commonwealth of Massachusetts and its political subdivisions, duly constituted authorities and corporations.

         There has been a significant improvement in the Massachusetts unemployment rate since 1975 when it was 12 percent. The state has recovered well from the decline of the apparel, textile and leather industries. Its employment mix is now particularly strong in high technology, military contractors, financial services, and education. In 1992, 33% of the work force was in the service sector.

         Boston is the transportation and commercial center for New England. It has an improving seaport and extensive railroad and trucking facilities, and its Logan International Airport is the tenth busiest airport in the U.S. Boston is also a substantial world financial center, the home of major banking, insurance, mutual fund and investment institutions. The concentration of educational institutions in Boston, and Massachusetts generally, has contributed greatly to the growing strength of the Massachusetts economy.

         Between 1991 and 1992, the state has lost 22,900 manufacturing jobs, from 485,000 to 462,100 (4.7%), and the unemployment rate in January 1994 was 7.2% while the U.S. unemployment rate was 6.7%. Increasing unemployment claims have also caused a deficit in the unemployment compensation trust fund of $120 million as of December 31, 1993. Between January 1993 and November 1993, 2,547 businesses failed; a slight decrease of 273 (9.68%) from the same period in 1992. Further, it is estimated by the Defense Budget Project that civilian defense related employment will decline to 90,000 in 1993 from 107,000 in 1990.

         As of June, 1995, however, the Commonwealth's unemployment rate was 5.6% as compared to a national average of 5.6%. Per capita personal income in the Commonwealth is currently higher than the national average, but, however, growing at a rate lower than the national average. As of January 1997, the unemployment rate was 4%.

         Commonwealth spending exceeded revenues in each of the five fiscal years commencing fiscal 1987 and the Commonwealth's tax revenues during this period repeatedly failed to meet official forecasts. During the period, fund balances in the budgeted operating funds declined from an operating balance of $1.072 billion in fiscal 1987 to an ending balance of negative $1.104 billion for fiscal 1990. For fiscal 1991, these funds attained positive ending balances of $237.1 million. Fiscal 1992 ended with positive fund balances of $549.4 million, after carrying forward the fund balances from fiscal 1991. Fiscal 1993 ended with positive fund balances of $562.5 million.

         In fiscal 1994, which ended June 30, 1994, the total revenues of the budgeted operating funds of the Commonwealth during such fiscal year increased by approximately 5.7% over the prior fiscal year, to $15.550 billion. Expenditures increased by 5.6% over the prior year, to $15.523 billion. As a result, the Commonwealth ended fiscal 1994 with a positive closing fund balance of $589.3 million.

         The Commonwealth's audited financial report for fiscal 1996 indicates a continued trend of balanced financial operations and continued fund balance surpluses. The undesignated General Fund balance (GAAP-basis) rose to $123 million in fiscal 1996, up from a $25 million deficit at the end of fiscal 1995, while the Budgeted Operating Funds balance (GAAP-basis) increased to $709 million, up from $287 million in fiscal 1995.

         The current ratings of the Commonwealth's general obligation bonds are Aa3, AA- and AA- by Moody's, S&P and Fitch respectively.

         There can be no assurance that general economic difficulties or the financial circumstances of Massachusetts or its political subdivisions will not adversely affect the ability of Massachusetts issuers or obligors of State, municipal and public authority obligations to meet those obligations.

                   RISK FACTORS OF CONCENTRATING IN NEW JERSEY

         The following discusses the risks of concentrating investments in obligations of the State of New Jersey ("State") and its political subdivisions, duly constituted authorities and corporations.

         New Jersey is the ninth largest state in population and fifth smallest in land area. With an average of 1,050 persons per square mile, it is the most densely populated of all the states. The State's economy is diversified consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

         After enjoying an extraordinary boom during the mid-1980s, New Jersey as well as the rest of the Northeast slipped into an economic slowdown well before the onset of the national recession which officially began in 1990 (according to the National Bureau of Economic Research). Initially, this slowdown was an expected response to the State's tight labor market and the fewer number of young persons from the "baby bust" generation born in the late 1960s and early 1970s, entering the labor force.

         By the beginning of the national recession, construction activity had already been declining in New Jersey for nearly two years. As the rapid acceleration of real estate prices forced many would-be homeowners out of the market and high non-residential vacancy rates reduced new commitments for offices and commercial facilities, construction employment began to decline; also growth had tapered off markedly in the services sectors and the long-term downtrend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking. Reflecting the downturn, the rate of unemployment in the State rose from a peace time low of 3.6% during the first quarter of 1989 to an estimated 6.6% in 1991. In 1992 the State's unemployment rate moved ahead of the nation's for the first time in a decade to an annual average of 8.4% versus 7.4% in the U.S.

         Unemployment in the State has been declining since July 1992, when it peaked at 9.6% according to U.S. Bureau of Labor Statistics estimates based on the federal government's monthly household survey. The same survey shows joblessness dropping to an average of 8.4% during the fourth quarter of 1992, to an average of 7.8% in the first quarter of 1993 before declining to 6.9% in June 1993. Since then, the unemployment rate fell to 6.9% during the first quarter of 1995.

         Effective January 1, 1994, personal income tax rates in the State of New Jersey (the "State") were cut by 5% for all taxpayers. Effective January 1, 1995, the personal income tax rates were cut by an additional 10% for most taxpayers. By a bill signed into law on July 4, 1995, New Jersey personal income tax rates have been further reduced so that coupled with the prior rate reductions, beginning with tax year 1996, personal income tax rates will be, depending on a taxpayer's level of income and filing status, 30%, 15% or 9% lower than 1993 rates.

         The State ended fiscal 1996 with estimated undesignated balances of $873 million, down from the prior year's $950.2 million. Fiscal 1997 appropriations total $15.978 billion, down $211 million or 1.3% from the prior year. The 1997 budget will accommodate the final stage of the State's $1.25 billion multi-year personal income tax cut, which rolled back nearly half of $2.8 billion in sales and income tax increases enacted in fiscal 1991. At present, there is no evident threat to the stability of this budget.

         Currently, the State's general obligation bonds are rated AA+, Aa1 and AA+ by S&P, Moody's and Fitch, respectively.

         Prospects for New Jersey are favorable, although a return to pace of the 1980s is highly unlikely. Although growth is expected to be slower than in the nation, the local advantages that have served the State well for many years will remain. Structural changes that have been going on for years can be expected to continue, with job creation primarily in the services sector. Evidence of the State's improving economy can be found in increased homebuilding, and other areas of construction activity, rising consumer spending for new cars and light trucks and the decline in the unemployment rate.

                    RISK FACTORS OF CONCENTRATING IN NEW YORK

         The following concerns the risks of concentrating investments in obligations of New York and its political subdivisions, duly constituted authorities and corporations.

         The financial condition of New York State ("State") may be affected by various financial, social, economic and political factors. Those factors can be complex, may vary from fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities but also by entities that are not under the control of the State. The information set forth below concerns the financing activities of the State, the activities of the State's authorities and public benefit corporations (the "Authorities"), the financial condition and projections of the Metropolitan Transit Authority ("MTA"), the financial condition of The City of New York (the "City"), and certain information relating to the State's other localities. Adverse developments affecting the State's financing activities, the Authorities, the MTA, the City or other localities could adversely affect the State's financial condition.

         There are a number of methods by which the State may incur debt. In addition to tax and revenue anticipation notes, the State may issue general obligation bonds and notes in anticipation of such bonds. Except for certain general obligation bonds that may be issued for specifically enumerated emergency purposes, all general obligation bonds must be authorized by the voters. The State may also, pursuant to specific constitutional authorization, directly guarantee certain Authority obligations. Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

         The State also employs two other types of long-term financing mechanisms which are State-supported but are not general obligations of the
State: moral obligation and lease-purchase or contractual-obligation financing. Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The Authority's debt is secured by project revenues and statutory provisions for the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. Under lease-purchase or contractual-obligation financial arrangements, Authorities and certain municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment and expect to cover debt service and amortization of the obligations through the receipt of rental or other contract payments made by the State. State lease-purchase or contractual-obligation financing arrangements involve a contractual undertaking to make payments to an authority, municipality, or other entity, but the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

         The State also participates in the issuance of certificates of participation in a pool of leases entered into by the State's Office of General Service on behalf of several State departments and agencies and in the issuance of certificates of participation which represent proportionate interests in lease payments to be paid by the State, acting by and through the Commissioner of the Commissioner of the Office of Mental Health of the State of New York.

         Payments for principal and interest due on general obligation bonds, interest due on tax and revenue anticipation notes, and contractual-obligation and lease-purchase payments are estimated to be $2.167 billion in the aggregate for the State's 1993-94 fiscal year and are projected to be $2.459 billion in the aggregate for the 1994-95 fiscal year. These figures do not include interest payable on State General Obligation Refunding Bonds issued in July 1992, to the extent that such interest is to be paid from an escrow fund established with proceeds of such Refunding Bonds, or the State's installment payments relating to the issuance of certificates of participation.

         The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees. There has never been a default on any moral obligation debt of any Authority.

         In addition to the arrangements described above, State law provides for State municipal assistance corporations, which are Authorities authorized to aid financially troubled localities. The Municipal Assistance Corporation for The City of New York, ("MAC"), created to provide financing assistance to New York City, is the only municipal assistance corporation created to date. To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York Sales Tax for the Benefits of New York City, the State-imposed Stock Transfer Tax and, subject to certain prior liens, local assistance payments otherwise payable to the City.

         The national economy began the current expansion in 1991 and has added over 7 million jobs since early 1992. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries.

         The State's budget for the 1995-96 fiscal year (April 1, 1995-March 31,
1996) was enacted by the State Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The 1995-96 fiscal year budget includes a planned three-year 20% reduction of the State's personal income tax and is the first budget in over 50 years which projects a decline in General Fund disbursements and spending on State operations.

         Audited financial statements for fiscal 1996 indicate that New York's accumulated deficit was not reduced in fiscal 1996, despite the State's ending cash balance of $445 million. Accounting treatment of other actions in the fiscal 1996 budget offset the positive effect of the cash surplus, showing that the State made no progress in reducing this sizable accrued liability.

         In January, the State projected that the fiscal 1997 budget would end with a cash surplus of $1.3 billion and a GAAP-basis operating surplus of $886 million. However, the benefit of this improvement is lost due to the drawdown of the surplus for fiscal 1998, with the State projecting a fiscal 1998 deficit at about the same level as the close of fiscal 1996.

         Currently, Moody's, Standard & Poor's and Fitch rate New York State's outstanding general obligation bonds A2, A and A+, respectively. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Securities in which the New York Fund invests.

                              THE CITY OF NEW YORK

         The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City's independently audited operating results for each of its 1981 through 1993 fiscal years, which end on June 30, show a General Fund surplus reported in accordance with GAAP. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion. However, there can be no assurance that the City will not have a sizable deficit in the future.

         In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among these actions, the State created MAC to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller of the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities.

         The City operates under a four-year financial plan which is prepared annually and is periodically updated. On June 30, 1986, the Control Board's powers of approval over the City's financial plan were suspended pursuant to the Financial Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial position. The City submits its financial plans as well as the periodic updates to the Control Board for its review.

         Estimates of the City's revenues and expenditures are based on numerous assumptions and are subject to various uncertainties. If expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for the City's financial plan or if other uncertainties materialized that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.

         More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. In 1993 and 1994, the City experienced job gains of 2,000 and 21,000, respectively. The City now projects, and its current four-year financial plan assumes, that economic growth will slow in calendar years 1995 and from one year to the next and the City budget for fiscal year 1996 reduces City-funded spending for the second consecutive year. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional reductions in City services or entitlement programs or tax or other revenue increases which could adversely affect the City's economic base.

         In July 1995, the City published the City Financial Plan for the 1996-1999 fiscal years. The 1996-1999 Financial Plan projects revenues and expenditures for the 1996 fiscal year (July 1, 1995-June 30, 1996) balanced in accordance with GAAP. The City Financial Plan sets forth proposed actions to close a previously projected budget gap of approximately $3.1 billion for the 1996 fiscal year. Such gap-closing actions for the 1996 fiscal year include, among others, substantial reductions in entitlement programs, City service and personnel reductions, saving initiatives related to labor and pension costs, increases in federal and State aid, the sale of certain City assets and increases in certain lease and fee payments due the City.

         The City Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to close projected budget gaps of $888 million, $1.46 billion and $1.44 billion for the 1997 through 1999 fiscal years, respectively, after the successful implementation of the $3.1 billion gap-closing program for the 1996 fiscal year. Proposed gap-closing actions for the 1997 through 1999 fiscal years include additional service and expenditure reductions, labor productivity gains and fee initiatives.

         Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates the issuance of $9.3 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes will be subject to prevailing market conditions. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

         As of March 22, 1995, Moody's Investors Services, Inc. ("Moody's") rated the City's general obligation bonds Baa1 and Fitch Investors Service, Inc. ("Fitch") rated such bonds A-. On July 10, 1995, Standard & Poor's revised downward its rating on City general obligation bonds from A- to BBB+. Standard & Poor's stated that the downgrade was a reflection of the City's inability to eliminate a structural budget imbalance due to persistent softness in the City's economy, weak job growth, a trend of using nonrecurring budget devices, optimistic projections of State and federal aid and high levels of debt service. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds. By June of 1998, Moody's had upgraded the City's general obligation debt to a rating of A3.

                      RISK FACTORS OF CONCENTRATING IN OHIO

         Financial Operations continued to show improvement in fiscal year 1996. The state achieved an operating surplus as total operating revenue grew more rapidly than total expenditures. The state ended the biennium with an estimated general revenue fund balance of $597.6 million. The state's reserves have been restored to levels which now exceed those seen before the last recession. General revenue spending increased in 1997, with increases in most major spending categories except health and human services, which decreased 0.2%. Revenues and expenditures met target levels for the first six months of fiscal 1996.

         The state's current direct debt levels are relatively moderate, representing, on a per capita basis, $592 or 2.5% of personal income. Debt service payments to cover general obligations and lease obligations constitute approximately 5% of the state's budget.

         Over the past ten years, employment and earnings in Ohio have grown steadily and become more diversified. Although manufacturing still provides 21% of the employment in the state, employment growth in the services and trade sectors has created a more stable economy. Statewide employment was up 3% from 1990-1995, and employment gains in 1994 and 1995 were enough to offset losses in recession years. Although manufacturing employment decreased 1.2% in the year ending August 1997, growth in the services, trade and construction industries should continue to produce strong economic growth.

         The rate of personal income growth, however, has declined as lower-paying service jobs have replaced those lost in manufacturing, with income levels currently slightly below the national average. Personal income per capita, which nearly equaled that of the U.S. in 1970, was 96% of the U.S. figure in 1996.

         Currently, Ohio's general obligation bonds are rated Aa1, AA+ and AA+ by Moody's, S&P and Fitch, respectively.

                  RISK FACTORS OF CONCENTRATING IN PENNSYLVANIA

         Pennsylvania may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (such as highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. Pennsylvania had outstanding general obligation debt of $5.2 billion on June 30, 19`96. Pennsylvania is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. Pennsylvania's general obligation bonds are rated Aa3, AA-and AA by Moody's, S&P and Fitch respectively. There can be no assurance that the current ratings will remain in effect in the future. The Fund assumes no obligation to update this rating information. Over the five-year period ending June 30, 2000, Pennsylvania has projected that it will issue bonds totaling $2.1 billion and retire bonded debt in the principal amount of $2.3 billion. Certain agencies created by Pennsylvania have statutory authorization to incur debt for which Pennsylvania appropriations to pay debt service thereon is not required. As of June 30, 1996, total combined debt outstanding for these agencies was $3.6 billion. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of Pennsylvania. Some of these agencies, however, are indirectly dependent on Pennsylvania appropriations. The only obligations of agencies in Pennsylvania that bear a moral obligation of Pennsylvania are those issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state-created agency which provides housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospital Authority"), an agency created by the City of Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. As of June 30, 1996, PHFA had $2.3 billion of revenue bonds and notes outstanding.

         Numerous local government units in Pennsylvania issue general obligation debt, including counties, cities, boroughs, townships and school districts. School district obligations are supported indirectly by Pennsylvania. The issuance of non-electoral general obligation debt is limited by constitutional and statutory provision. Electoral debt, i.e., that approved by the voters, is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefiting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies. The major new sources of growth are in the service sector, including trade, medical and health services, education and financial institutions. Manufacturing has fallen behind both the services sector and the trade sector as the largest single source of employment in Pennsylvania.

         Since 1985 employment in Pennsylvania has grown by approximately 10%, while employment for the Middle Atlantic region and for the U.S. for the same period has grown by approximately 4% and 17%, respectively. Pennsylvania's average annual unemployment rate for the years 1988, 1989 and 1990 remained slightly below the nation's annual average unemployment rate, and Pennsylvania's average annual unemployment rate for the years 1992, 1993 and 1994 remained slightly above the nation's annual average unemployment rate. The seasonally adjusted unemployment rate for Pennsylvania for January, 1996 was 6.1% compared to 5.3% for the U.S. The unadjusted unemployment rate for Pennsylvania and the U.S. for January, 1996 was 6.7% and 6.3%, respectively. The population of Pennsylvania, 12,052 million people as of July 1, 1994, according to the U.S. Bureau of the Census, represents an increase from the July 1, 1985 estimate of 11,772 million. Per capita income in Pennsylvania for calendar 1994 of

$22,196 was higher than the per capita income of the U.S. of $21,699. As of June 30, 1996, Pennsylvania's Tax Stabilization Reserve Fund (GAAP Basis) had a surplus of $183.6 million.

         Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. In Baby Neal v. Commonwealth of Pennsylvania, the American Civil Liberties Union filed a lawsuit against the Commonwealth seeking an order that would require the Commonwealth to provide additional funding for child welfare services. County Of Allegheny v. Commonwealth of Pennsylvania involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system. In Pennsylvania Association of Rural and Small Schools v. Casey, the constitutionality of Pennsylvania's system for funding local school districts has been challenged. No estimates for the amount of these claims are available.

          RESERVE NEW YORK TAX-EXEMPT TRUST-- NEW YORK TAX-EXEMPT FUND
                     STATEMENT OF NET ASSETS -- MAY 31, 1998

                                                                                 PRINCIPAL
                                                                                  MATURITY           AMOUNT             VALUE
DESCRIPTION OF SECURITY                                                             DATE         (IN THOUSANDS)       (NOTE 1)
-----------------------                                                             ----         -------------        --------

Bleecker HDC Terrace Apt Project S85, 3.70% (a)                                   7/1/2015        $     2,470       $ 2,486,285
Brentwood UFSD TAN, 4.25%                                                        6/30/1998              2,600         2,699,349
Buffalo GOB Series A, 3.70%                                                       2/1/1999                800           809,814
Buffalo RAN, 4.40%                                                                8/5/1998              1,500         1,536,484
Connetquot CSD TAN, 4%                                                           6/25/1998              2,000         2,061,372
Eagle Tax-Exempt Trust NYS Med Care, 3.97% (a)                                   8/15/2024              3,000         3,032,375
Erie County RAN, 4.50%                                                           6/25/1998              1,000         1,042,359
Falconer CSD GOB, 4.55%                                                          6/15/1998                490           500,408
Guilderland IDA for North Eastern Industrial Park Series 1993 A, 4% (a)          12/1/2008              3,500         3,511,852
Jefferson IDA for Watertown Carthage Project, 3.75% (a)                          12/1/2012              3,500         3,511,147
Leroy CSD RAN, 4%                                                                6/26/1998              3,705         3,843,415
Massapequa UFSD BAN, 4.25%                                                      10/29/1998              1,000         1,026,534
Montgomery County IDA for Service Merchandise Co., 3.75% (a)                    12/31/2024              1,600         1,602,795
New York City COP, 3.55%                                                         9/22/1998              5,000         5,032,582
New York City COP, 3.50% (a)                                                      8/1/2021              4,000         4,028,384
New York City GOB Custodial Receipts Series A31, 4% (a)                           7/2/2000              4,000         4,047,660
New York City GOB Series A7, 4% (a)                                               8/1/2020              1,000         1,003,205
New York City GOB Series A8, 4% (a)                                               8/1/2018                700           702,228
New York City GOB  Fiscal 1993 Series E2, 4% (a)                                  8/1/2021              1,000         1,003,201
New York City GOB  Fiscal 1993 Series E4, 4% (a)                                  8/1/2021              1,000         1,003,201
New York City GOB Series B1, 3.85% (a)                                           8/15/2024             17,275        17,329,996
New York City GOB Series B4, 4% (a)                                              8/15/2023              2,000         2,006,364
New York City GOB Series C, 4% (a)                                               10/1/2023                500           501,606
New York City GOB Series D, 3.90% (a)                                             2/1/2020                300           300,988
New York City GOB Series D, 3.85% (a)                                             2/1/2022              3,000         3,009,748
New York City GOB Series E4, 4% (a)                                               8/1/2022              2,100         2,106,662
New York City GOB  Series E5, 4% (a)                                              8/1/2019              2,200         2,207,052
New York City HDC Multifamily Mortgage for James Tower Project, 3.60% (a)         7/1/2005              5,900         5,919,042
New York City HDC for Parkgate Tower, 3.55% (a)                                  12/1/2007                475           476,518
New York City IDA for Goodwill Project, 3.85% (a)                                 3/1/2000              1,045         1,047,816
New York City IDA for Stroheim & Romann, 3.80% (a)                               12/1/2015              1,500         1,513,237
New York State Dormitory Authority for Public Library Revenue Bonds Series
     1992B, 3.75% (a)                                                             7/1/2022              1,000         1,003,125
New York State ERD for Brooklyn Union Gas, 3.60% (a)                             12/1/2020              2,000         2,005,301
New York State ERD/PCR for LILCO Project Series A, 3.58% (a)                      3/1/2016              3,000         3,026,756

                                                                                 PRINCIPAL
                                                                                  MATURITY           AMOUNT             VALUE
DESCRIPTION OF SECURITY                                                             DATE         (IN THOUSANDS)       (NOTE 1)
-----------------------                                                             ----         -------------        --------

New York State HFA for Service Contract Obligation Revenue Bonds Series
     A, 3.85% (a)                                                                3/15/2027              7,000         7,012,303
New York State HFA for Hormandie Court Series 91, 3.90% (a)                      5/15/2015              7,400         7,423,852
New York State HFA Mt. Sinai School, 3.75% (a)                                   11/1/2014              1,800         1,805,868
New York State HFA SUNY Pre-Refunded, 8% (a)                                     11/1/2006                700           730,833
New York State Job Development Authority Series D, 3.75%                          3/1/1999              1,055         1,058,360
New York State Job Development Authority Series F, 3.75%                          3/1/1999              1,355         1,359,316
New York State Job Development Authority Series 84E, 3.75%                        3/1/1999              2,485         2,492,915
New York State Local Government Assistance 1993A, 3.85% (a)                       4/1/2022              9,500         9,530,244
New York State Local Government Assistance Series B, 3.80% (a)                    4/1/2025              3,900         3,912,427
North Hempstead BAN, 4.10%                                                      10/29/1998              3,000         3,074,669
Onondaga County IDR for Edgecomb Metals Project, 3.70% (a)                       11/1/2009              1,100         1,103,708
Onondaga County IDR for McLane Co. Project, 4.20% (a)                            11/1/2004              3,200         3,212,164
Oyster Bay BAN, 4%                                                               4/30/1999              3,000         3,018,891
Penfield CSD BAN, 3.90%                                                          5/19/1999              3,050         3,058,766
Queensbury, UFSD, BAN, 4.25%                                                      8/7/1998              4,000         4,141,475
Rochester BAN, 3.75%                                                              3/9/1999              5,000         5,049,313
Rotterdam-Mononassen CSD GOB, 4.75%                                              6/15/1998              1,185         1,239,487
Suffolk County IDR for Target Rock Corporation Revenue Bonds, 3.60% (a)           2/1/2007              4,000         4,012,455
Suffolk County IDR for Satellite Transmission Systems, Inc., 3.90% (a)           11/1/2007              1,530         1,535,076
Syracuse IDA for General Accident Insurance Co. Project, 3.80% (a)               12/1/2003              4,550         4,636,174
Triboro Bridge and Tunnel Authority Special Obligation Series 1994, 3.90% (a)     1/1/2024              4,800         4,815,485
West Hampton Beach UFSD TAN, 4.25%                                               6/29/1998              2,000         2,066,759
Yonkers IDR Civic Revenue Bonds for Consumers Union, 3.90% (a)                    7/1/2019              1,400         1,403,769
Yonkers IDR for Consumers Union Facility, 3.90% (a)                               7/1/2021              4,500         4,512,114
                                                                                                                   ------------

Total New York Fund Investments (98.79%) (Cost $167,800,886)                                                        169,145,284

Other assets, less liabilities (1.21%)                                                                                2,066,955
                                                                                                                   ------------

NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 171,212,239 shares of
beneficial interest of $.001 par value outstanding                                                                 $171,212,239
                                                                                                                   ============

-------------------



                        SEE NOTES TO FINANCIAL STATEMENTS

              RESERVE TAX-EXEMPT TRUST-- CALIFORNIA TAX-EXEMPT FUND
                     STATEMENT OF NET ASSETS -- MAY 31, 1998

                                                                                 PRINCIPAL
                                                                                  MATURITY           AMOUNT             VALUE
DESCRIPTION OF SECURITY                                                             DATE         (IN THOUSANDS)       (NOTE 1)
-----------------------                                                             ----         -------------        --------

Alameda Contra Costa School Finance Authority Series B, 3.55% (a)                  7/1/2023          $2,000         $ 2,012,378
Alameda Contra Costa School Finance Authority Series C, 3.55% (a)                  7/1/2025           1,000           1,006,149
Anaheim COP, 3.70% (a)                                                             8/1/2019             250             252,701
California Community Development Authority Series A3, 4% (a)                      5/15/2025           2,300           2,303,935
California Community Development Authority Series, 3.80% (a)                       6/1/2026           3,500           3,510,558
California EDA for ISO Corp Series A, 3.75% (a)                                    4/1/2008           1,000           1,002,582
California RAN, 4.50%                                                             6/30/1998             500             516,576
California School District Cash Reserve Program Series A, 4.75%                    7/2/1998           1,000           1,044,201
California Modesto Santa Clara Redding Public Power, 3.65% (a)                     7/1/2022             300             300,945
East Bay Municipal Water and Sewer Utility, 6%                                     6/1/1998             500             515,000
Foothill/Eastern Transportation Toll Road Revenue Bonds Series 95C, 3.70% (a)      1/2/2035           1,000           1,003,179
Foothill/Eastern Transportation Toll Road Revenue Bonds, 3.75% (a)                 1/2/2035             500             501,611
Fremont Public Finance Authority for Family Resource Center, 3.60% (a)             8/1/2028           1,000           1,003,155
Grand Terrace HFA for Community Redevelopment Agency, 4.40% (a)                   12/1/2011             600             601,886
Hemet MHR for Sunwest Resort Village, 3.70% (a)                                    7/1/2006           1,500           1,509,579
Irvine Improvement Bond Assessment District 85, 3.55% (a)                          9/2/2011           1,900           1,905,880
Irvine Public Finance Authority for Infrastructure Project, 3.55% (a)             11/1/2010           2,000           2,006,189
Irvine Ranch PCR for Water District Election #282, 3.75% (a)                      10/1/2009           1,300           1,303,891
Kern USP TRAN, 4.50%                                                             8/20/1998           1,000           1,036,320
Lancaster MHR for Westwood Park Apartments 1985, 3.45% (a)                        12/1/2007             500             501,521
Los Angeles Community Redevelopment Agency for Baldwin Hills, 3.65% (a)           12/1/2014             400             401,052
Los Angeles Community Redevelopment for Promenade Towers Series 1989,
     3.60% (a)                                                                     4/1/2009           3,135           3,155,003
Los Angeles Custodial Receipts, 3.90% (a)                                          7/1/2005           1,890           1,917,610
Los Angeles Department of Water, 3.40%                                            7/13/1998           3,500           3,531,625
Los Angeles IDA for International Airport Authority, 4% (a)                       12/1/2025           1,000           1,003,209
Los Angeles IDA for Wastewater Project, 7% (a)                                     6/1/2021           1,000           1,085,778
Los Angeles Transportation, 7.20% (a)                                              7/1/2000           1,000           1,052,713
Los Angeles USD TRAN, 4.50%                                                       6/30/1998           2,800           2,917,369
Oakland USD TRAN, 4.25%                                                          10/28/1998           1,000           1,026,606
Orange County Apartment Development Revenue Bonds Issue A of 1991, the
     Lakes Project 3.70%, Letter of Credit with Citibank (a)                      12/1/2006           1,000           1,003,230
Orange County HFA for Lantern Pines Apartments, 3.45% (a)                         12/1/2027             500             504,357

                                                                                 PRINCIPAL
                                                                                  MATURITY           AMOUNT             VALUE
DESCRIPTION OF SECURITY                                                             DATE         (IN THOUSANDS)       (NOTE 1)
-----------------------                                                             ----         -------------        --------

Orange County HFA for Lantern Pines Apartments, 3.50% (a)                        12/1/2027           1,000            1,008,721
Orange County Sanitation District Capital Improvement Program 1990-92,
     3.70% Letter of Credit with National Westminster (a)                         8/1/2015             200              200,605
Pasadena  COP for Rose Bowl Improvement Project, 3.75% (a)                       12/1/2011             600              601,917
Pico Rivera Community Redevelopment Agency for Rainer Fund Crossroads
     Plaza Project, 3.50% (a)                                                    12/1/2010             700              701,906
Puerto Rico GOB, 3.60%                                                            9/4/1998           4,608            4,628,906
Redlands COP, 4.50% (a)                                                           9/1/2015             965              968,109
Redondo Beach Redevelopment Authority, 3.80% (a)                                 12/1/2025           2,000            2,006,466
Sacramento GOB, 4%                                                                2/1/1999           1,000            1,016,646
San Bernadino HFR for Alta Park Project, 4.40% (a)                                5/1/2006           2,600            2,609,720
San Bernadino IDA for Gate City, 4.45% (a)                                        3/1/2005             200              202,103
San Francisco Bayside Village Series 85D, 4.20% (a)                              12/1/2005           2,900            2,921,577
San Francisco HFR for Yerba Buena Gardens, 3.60% (a)                              9/1/2006             900              902,806
San Jose HFR Redevelopment Agency, 3.55% (a)                                      7/1/2026           3,000            3,009,284
Santa Clara Electric Revenue Bonds Series 85C, 3.75% (a)                          7/1/2010             300              300,967
Santa Clara El Cammino Hospital District, 3.60% (a)                               8/1/2015             200              200,623
Turlock Irrigation District Series 88A, 3.55% (a)                                 1/1/2014             925              927,862
Union City MHR for Skylark Apartments, 4.40% (a)                                 11/1/2007           2,200            2,204,460
Upland MHR Community Redevelopment Bonds Series B for Northwood
     Project, 3.65% (a)                                                           3/1/2014             250              252,179
Vista  MHR for Shadow Ridge Apartments Project, 3.75% (a)                         5/1/2005             800              802,565
                                                                                                                    -----------

Total California Fund Investments (99.96%) (Cost $66,353,252)                                                        66,904,210

Other assets, less liabilities (.04%)                                                                                    28,502
                                                                                                                    -----------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering                                                     $66,932,712
and redemption prices per share on 66,932,712 shares of                                                             ===========
Beneficial interest of $.001 par value outstanding

--------------------



                       SEE NOTES TO FINANCIAL STATEMENTS.

             RESERVE TAX-EXEMPT TRUST-- CONNECTICUT TAX-EXEMPT FUND
                     STATEMENT OF NET ASSETS -- MAY 31, 1998

                                                                                 PRINCIPAL
                                                                                  MATURITY           AMOUNT             VALUE
DESCRIPTION OF SECURITY                                                             DATE         (IN THOUSANDS)       (NOTE 1)
-----------------------                                                             ----         -------------        --------

Connecticut DAI for Allen Group Inc., 3.90% (a)                                    2/1/2013        $    400         $   401,325
Connecticut DAI for Conco Medical Co. Project Series 85, 3.50% (a)                11/1/2005             700             701,718
Connecticut DAI for General Accident Insurance Co., 3.80% (a)                     12/1/2013           1,700           1,732,189
Connecticut DAI for Regional YMCA Project, 4.20% (a)                               6/1/2008             512             513,325
Connecticut DAI for Trudy Corporation Project, 3.85% (a)                           9/1/2009             500             501,635
Connecticut DAI for Zotos International Project, 4.35% (a)                        12/1/2004           1,450           1,455,357
Connecticut Development Authority Health Care Revenue Bonds for
     Independent Living Project, 3.70% (a)                                         7/1/2015             945             947,944
Connecticut Development Authority PCR for Central Vermont Public Service,
     3.65% (a)                                                                    12/1/2015           1,400           1,404,340
Connecticut Development Authority PCR for Connecticut Light and Power
     Project Series 1993, 3.80% (a)                                                9/1/2028           1,300           1,304,265
Connecticut Development Authority PCR for Western Massachusetts Electric
     Co. Series 1993A, 3.70% (a)                                                   9/1/2028             800             802,536
Connecticut HEF for Bradley Health Care Series B, 3.65% (a)                        7/1/2029           1,000           1,002,610
Connecticut HEF for Charlotte Hospital Series B, 3.70% (a)                         7/1/2010             500             501,564
Connecticut HEF for Kingswood Oxford School Issue Series A, 4.20% (a)              2/1/2009             420             421,498
Connecticut HEF for New Haven Hospital RAW Series E, 3.80% (a)                     6/1/2012             500             509,500
Connecticut HEF for Pomfret School Issue Series A, 3.70% (a)                       7/1/2024           1,300           1,303,476
Connecticut HEF for Sharon Hospital Issue Series A, 3.60% (a)                      7/1/2027           1,000           1,002,466
Connecticut HEF for Yale University Series T2, 3.70% (a)                            7/1/2029           1,000           1,003,241
Connecticut HFA BDS Project, 3.70%, (a)                                           5/15/2018           1,400           1,402,409
Connecticut State GOB, 4.50%                                                      10/1/1998           1,500           1,515,430
Connecticut State GOB Series 97B, 3.75% (a)                                       5/15/2014           1,000           1,003,226
Connecticut State Special Assessment Unemployment Compensation RAW
     Series C, 3.90% (a)                                                         11/15/2001           1,500           1,524,402
Connecticut State Special Assessment Unemployment Compensation RAW
     Series, 4.25%                                                               11/15/1998             500             502,534
Connecticut State Special Tax Transportation Infrastructure Second Lien
     Revenue Bonds, 3.75% (a)                                                     12/1/2010           1,470           1,474,795
Darien GOB, 6.25%                                                                 8/15/1998             400             409,278
Hamden BAN, 4%                                                                    8/14/1998           1,000           1,032,170
Hartford Redevelopment Agency MHR for Underwood Towers Project, 3.75% (a)          6/1/2020           1,500           1,504,825
Ledyard BAN, 4%                                                                    2/4/1999           1,500           1,508,170
Norwich BAN, 4%                                                                  11/10/1998           2,000           2,045,665
Puerto Rico Electric Power Authority, 3.85% (a)                                    7/1/2022             700             710,027

                                                                                 PRINCIPAL
                                                                                  MATURITY           AMOUNT             VALUE
DESCRIPTION OF SECURITY                                                             DATE         (IN THOUSANDS)       (NOTE 1)
-----------------------                                                             ----         -------------        --------

Puerto Rico Industrial, Medical, and Environmental RAW for Reynolds Metals,
     3.80% (a)                                                                    9/1/2013         $ 1,200          $  1,211,400
Puerto Rico University RAW, 4.55%                                                 6/1/1998             500               511,375
Shelton BAN, 3.75%                                                               12/8/1998           1,000             1,016,303
Shelton HFA for Crosby Commons Project, 4.25% (a)                                 1/1/2031             500               501,805
Sprague BAN, 4.05%                                                                9/4/1998           2,000             2,061,774
Thompson BAN, 4%                                                                 7/17/1998             998             1,005,515
                                                                                                                    ------------

Total Connecticut Fund Investments (99.09%) (Cost $36,130,734)                                                        36,450,092

Other assets, less liabilities (.91%)                                                                                    336,585
                                                                                                                    ------------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering                                                     $ 36,786,677
and redemption prices per share on 36,786,677 shares of                                                             ============
Beneficial interest of $.001 par value outstanding

---------------



                       SEE NOTES TO FINANCIAL STATEMENTS.

               RESERVE TAX-EXEMPT TRUST-- FLORIDA TAX-EXEMPT FUND
                     STATEMENT OF NET ASSETS -- MAY 31, 1998

                                                                                 PRINCIPAL
                                                                                  MATURITY           AMOUNT             VALUE
DESCRIPTION OF SECURITY                                                             DATE         (IN THOUSANDS)       (NOTE 1)
-----------------------                                                             ----         -------------        --------

FLORIDA - 58.97%
Boca Raton IDA for Parking Garage Project, 4.075% (a)                            12/1/2014           $   300        $ 303,044
Broward MHR for Welleby Apartment Project Series 1984, 3.60% (a)                 12/1/2006               400          401,307
Collier IDA for Retirement Rental Housing Revenue Bonds HFA, 3.90% (a)           12/1/2015               300          300,995
Dade IDA for Aviation Authority Facilities Series 84A, 3.90% (a)                 10/1/2009               100          100,273
Dade IDA for Dolphin Stadium Project, 3.90% (a)                                   1/1/2016               300          300,996
Dade HFA for Hospital Revenue Bonds for Miami Children's Hospital Project,
     3.85% (a)                                                                    9/1/2025               200          200,548
Duval HFA for Lakes of Mayport Apartment Project, 3.95% (a)                      12/1/2009               600          602,026
Florida General Service Division GOB, 7.75% (a)                                   9/1/2003               305          319,825
Florida Gulf Coast GOB Series 97, 3.70% (a)                                       8/1/2027               100          100,328
Florida Inland GOB, 4.25%                                                         1/1/1999               500          510,704
Gulf Breeze IDA Revenue Bonds Series 85, 3.70% (a)                               12/1/2015               390          391,274
Jacksonville IDR for Coastal Islands Project, 4.05% (a)                           8/1/2008               155          155,503
Jacksonville IDR for University Medical Center, 4.25% (a)                         2/1/2019               500          501,896
Manatee PCR for Florida Power and Light, 3.95% (a)                                9/1/2024               100          100,319
Ocala GOB, 5.40%                                                                 10/1/1998               250          253,557
Palm Beach PCR for Water and Sewer Project, 4.50% (a)                            10/1/2011               500          501,811
Putnam PCR for Florida Power and Light, 3.95% (a)                                 9/1/2024               100          100,319
Port St. Lucie PCR for Florida Power and Light, 3.95% (a)                         1/1/2011               200          200,671
Sea Coast RAW, 7.25% (a)                                                          3/1/2009               500          531,549
Tampa Occupational License Tax Bonds, 3.90% (a)                                   5/1/2018               200          200,545
University of North Florida Capital Improvement Project, 3.75% (a)               11/1/2024               300          300,995

ILLINOIS - 4.65%
Illinois HFC for Community Hospital, 3.75% (a)                                   10/1/2015               500          503,293

MASSACHUSETTS - 9.27%
Boston Water and Sewer Commission Revenue Bonds, 3.80% (a)                       11/1/2024               500          501,588
Massachusetts Muni Wholesale Electric, 3.75% (a)                                  7/1/2019               500          501,603

                                                                                 PRINCIPAL
                                                                                  MATURITY           AMOUNT             VALUE
DESCRIPTION OF SECURITY                                                             DATE         (IN THOUSANDS)       (NOTE 1)
-----------------------                                                             ----         -------------        --------

MARYLAND - 4.64%
Baltimore IDA for Mayor and City Counsel Project, 4.50% (a)                       8/1/2016          $   500         $    501,579

MISSOURI - 4.09%
Cole IDA for Mobine Manufacturing Series 85, 4% (a)                              12/1/2015              440              443,082

NEW JERSEY - 4.67%
New Jersey EDA for Volvo of America Corp., 4.246% (a)                            12/1/2004              500              505,050

PENNSYLVANIA - 13.00%
Emmaus General Authority Revenue Bonds, 3.95% (a)                                 3/1/2024              900              903,001
University of Pittsburgh  HEF for Capital Project Bonds, 3.60% (a)                1/1/2019              500              503,167
                                                                                                                    ------------

Total Florida Fund Investments (99.29%) (Cost $10,686,508)                                                            10,740,848

Other assets, less liabilities (.71%)                                                                                     76,391
                                                                                                                    ------------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 10,817,239 shares of
beneficial interest of $.001 par value outstanding                                                                  $ 10,817,239
                                                                                                                    ============


                        SEE NOTES TO FINANCIAL STATEMENTS.

            RESERVE TAX-EXEMPT TRUST - MASSACHUSETTS TAX-EXEMPT FUND
                     STATEMENT OF NET ASSETS -- MAY 31, 1998

                                                                                 PRINCIPAL
                                                                                  MATURITY           AMOUNT             VALUE
DESCRIPTION OF SECURITY                                                             DATE         (IN THOUSANDS)       (NOTE 1)
-----------------------                                                             ----         -------------        --------

Central Berkshire Regional School District, 3.70%                                 6/1/1998          $   435         $   439,024
Dighton-Rehoboth Regional School District GOB, 6.50%                              6/1/1998              190             196,244
Framingham IDA for Perrini Corp., 4% (a)                                         9/30/2005              300             301,021
Massachusetts, Municipal Wholesale Electric Series 1994 C, 3.75% (a)              7/1/2019              300             300,962
Massachusetts GOB, 7.50% (a)                                                      4/1/2009            4,215           4,485,918
Massachusetts GOB Series 97, 3.80% (a)                                            8/1/2015              200             200,660
Massachusetts HEF for Endicott College Series A, 3.80% (a)                       10/1/2018              500             500,937
Massachusetts HEF for Clark University, 3.75% (a)                                12/1/2004              100             100,325
Massachusetts HEF for Boston University Series H, 3.70% (a)                      12/1/2015            1,000           1,002,737
Massachusetts HEF for Hallmark Health Systems, 3.75% (a)                          7/1/2027              500             501,612
Massachusetts HEF for Brigham and Women's Hospital, 3.95% (a)                     7/1/2017            1,400           1,403,966
Massachusetts HEF for Eastern Nazarene College Series 97, 3.60% (a)              10/1/2027            1,000           1,002,466
Massachusetts HEF for Harvard University, 3.60% (a)                               2/1/2016              987             990,123
Massachusetts HEF for Harvard University, 3.60% (a)                               8/1/2017              200             200,633
Massachusetts HEF Capital Assistance Program Series  G-1, 3.75% (a)               1/1/2019              300             300,787
Massachusetts HEF Capital Asset Series D, 3.70% (a)                               1/1/2035              400             401,213
Massachusetts HEF for Williams College Series E, 3.50% (a)                        8/1/2014              400             401,230
Massachusetts HEF for Wellesley College Series B, 3.50% (a)                       7/1/2022              400             401,216
Massachusetts IDA for KRH Rolls Inc. Project Series 1988, 4.20% (a)               5/1/2006              400             402,881
Massachusetts IFA for Composite Easy Day, 3.75% (a)                               7/1/2006              150             150,384
Massachusetts IFA for Emerson College, 3.75% (a)                                 11/1/2025              500             501,612
Massachusetts IFA for Governor Dummer Academy, 3.70% (a)                          7/1/2026              300             300,755
Massachusetts IFA for Griffin Realty Series B, 3.80% (a)                          7/1/2008              625             626,621
Massachusetts IFA for Groton School, 3.90% (a)                                    6/1/2019              200             200,662
Massachusetts IFA for Holyoke Water Power Project, 3.75% (a)                      5/1/2022              300             300,950
Massachusetts IFA for Quamco Series B, 3.60% (a)                                  9/1/2001            1,200           1,203,733
Massachusetts IFA for Whitehead Bio-Medical, 3.75% (a)                            7/1/2026            1,000           1,002,690
Massachusetts Showa Women's Institute of Boston, 3.95% (a)                       3/15/2004              100             100,319
Massachusetts Water Resource Authority, 3.75% (a)                                 4/1/2028            1,300           1,304,167
Millford GOB, 6.20%                                                              11/1/1998              135             136,924
Millis GOB, 5%                                                                    7/1/1998              260             266,741
Natick BAN, 4.25%                                                                 8/7/1998              500             517,599
Needham GOB, 5%                                                                  6/15/1998              835             854,627
Puerto Rico COP, 3.75%                                                            6/8/1998            1,500           1,503,082
Puerto Rico Industrial, Medical, Higher Education and Environmental Bonds for
     PCR Facility Authority, 4.40% (a)                                           12/1/2015              200             200,732
Quincy GOB, 6%                                                                    3/1/1999            1,040           1,073,943

                                                                                 PRINCIPAL
                                                                                  MATURITY           AMOUNT             VALUE
DESCRIPTION OF SECURITY                                                             DATE         (IN THOUSANDS)       (NOTE 1)
-----------------------                                                             ----         -------------        --------

Tewksbury GOB, 6%                                                                 3/15/1999         $  475          $    489,767
Ware BAN, 4%                                                                     12/18/1998            500               506,606
                                                                                                                    ------------


Total Massachusetts Fund Investments (97.61%) (Cost $24,656,892)                                                      24,775,869

Other assets, less liabilities (2.39%)                                                                                   607,119
                                                                                                                    ------------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering                                                     $ 25,382,988
And redemption prices per share on 25,382,988 shares of beneficial                                                  ============
interest of $.001 par value outstanding

---------------



                       SEE NOTES TO FINANCIAL STATEMENTS.

              RESERVE TAX-EXEMPT TRUST-- NEW JERSEY TAX-EXEMPT FUND
                     STATEMENT OF NET ASSETS -- MAY 31, 1998

                                                                                 PRINCIPAL
                                                                                  MATURITY           AMOUNT             VALUE
DESCRIPTION OF SECURITY                                                             DATE         (IN THOUSANDS)       (NOTE 1)
-----------------------                                                             ----         -------------        --------

Atlantic City Pooled Loan Program, 3.65% (a)                                       7/1/2026         $ 1,500         $  1,504,638
Berkley GOB, 4.40%                                                                 4/1/1999             277              280,491
East Rutherford GOB, 4.20%                                                        1/15/1999             420              427,565
Essex County Improvement Authority, 3.80% (a)                                    12/01/2025           2,000            2,006,485
Haddenfield Board of Education Temp Notes, 4.30%                                   7/3/1998             950              987,588
Jersey City School Promissory Note, 4.375%                                        9/18/1998           2,000            2,062,310
Millville Board of Education School Board  Reserve Account BAN, 4.10%              7/8/1998           1,319            1,354,227
Monmouth BAN, 3.55% (a)                                                            8/1/2016             100              100,308
New Brunswick School Temporary Note, 4%                                           7/31/1998           2,000            2,021,409
New Jersey EDA for Bayonne IMTT Docking Revenue Bonds Series C, 3.85% (a)         12/1/2027             500              501,497
New Jersey EDA for Bayonne IMTT Docking Revenue Bonds, 3.90% (a)                  12/1/2027             600              601,822
New Jersey EDA for Bayonne IMTT Docking Revenue Bonds, 3.90% (a)                  12/1/2027             700              702,126
New Jersey EDA for Economic Growth Bond Series F, 3.55% (a)                        8/1/2014             740              742,303
New Jersey EDA for Lawrenceville School Series B, 3.70% (a)                        7/1/2026           1,000            1,003,111
New Jersey EDA for Natural Gas Project Series A, 3.70% (a)                         1/1/2028           1,000            1,002,588
New Jersey EDA for PCR Series 95, 3.75% (a)                                        9/1/2012             800              802,538
New Jersey EDA for Series CC, 3.70% (a)                                           12/1/2009             900              902,863
New Jersey EDA for St. James Preparatory School, 3.30% (a)                        12/1/2027             900              902,522
New Jersey EDA for St. Peters School Series 1995, 3.70 (a)                         1/1/2010           1,125            1,128,581
New Jersey EDA for St. Peters Preparatory School, 3.80% (a)                       1/15/2018           1,500            1,504,588
New Jersey EDA for Trailer Marine Corps Project, 3.75% (a)                         2/1/2002             400              401,274
New Jersey EDA for Volvo of American Corp, 4.246% (a)                             12/1/2004           3,000            3,030,249
New Jersey EDA for RJB Associate Project, 3.90% (a)                                8/1/2008             900              902,970
New Jersey GOB Series C, 6.50%                                                    1/15/2005           1,000            1,056,253
New Jersey HCF Hospital Capital Asset, 3.70% (a)                                  7/01/2035             400              401,259
New Jersey Sports Expo Authority Series C, 3.65% (a)                              9/01/2024           1,300            1,311,422
New Jersey Turnpike Authority General Series 91D, 3.75% (a)                       1/01/2018           2,900            2,938,479
North Arlington BAN, 4.25%                                                        9/11/1998           1,000            1,020,835
Port Authority of New York and New Jersey Special Versatile Structure
     Obligation, 3.85% (a)                                                         5/1/2019           2,200            2,206,853
Rutgers University GOB, 7%                                                         5/1/1999             500              527,398
Sayerville GOB, 4.45%                                                            12/15/1998             400              409,368
Trenton School Temp Notes, 3.70%                                                  3/10/1999           1,675            1,690,580
                                                                                                                    ------------

Total New Jersey Fund Investments (96.90%) (Cost $36,095,124)                                                         36,436,500

Other assets, less liabilities (3.10%)                                                                                 1,163,940
                                                                                                                    ------------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 37,600,440 shares of
beneficial interest of $.001 par value outstanding                                                                  $ 37,600,440
                                                                                                                    ============



                        SEE NOTES TO FINANCIAL STATEMENTS.

                RESERVE TAX-EXEMPT TRUST -- OHIO TAX-EXEMPT FUND
                     STATEMENT OF NET ASSETS -- MAY 31, 1998

                                                                                    PRINCIPAL
                                                                                     MATURITY           AMOUNT             VALUE
DESCRIPTION OF SECURITY                                                                DATE         (IN THOUSANDS)       (NOTE 1)
-----------------------                                                                ----         -------------        --------

Brunswick IDA for Kinder-Care Learning Centers Project Series A, 4.05% (a)           6/1/2002          $ 100          $   100,345
Claremont HEF for Mercy Health Systems, 3.85% (a)                                   12/1/2021            100              100,330
Columbus ERD Electric Systems Revenue Bonds, 3.75% (a)                               9/1/2009            200              200,637
Cuyahoga IDA for Allen Group Project, 3.85% (a)                                     12/1/2015            100              100,273
Cuyahoga HFA for Cleveland Clinic Series A, 3.90% (a)                                1/1/2016            100              100,331
Cuyahoga IDA for Edgecomb Metals Co., 3.70% (a)                                      9/1/2009            100              100,920
Franklin County Industrial Development Refunding Revenue Bonds for
     Kinder-Care Learning Centers Project Series 96A, 3.90% (a)                     12/1/2021            200              200,662
Lucas County EDA for Lutheran Home's Project, 3.90% (a)                             11/1/2019            100              100,333
Mahoning County Forum Health Obligation Group, 3.90% (a)                            12/1/2028            200              200,662
Port Authority of Cincinnati and Hamilton Counties for Kenwood Office
     Association,  3.95% (a)                                                         9/1/2025            200              200,638
Puerto Rico Industrial, Medical, Environmental Pollution Control Bond, 4.40% (a)    12/1/2015            200              200,732
Toledo Special Obligation Assessment Notes, 3.90%                                   12/1/1998            200              200,663
United States Treasury Bill, 4.40%                                                   6/4/1998            700              699,743
                                                                                                                      -----------

Total Ohio Fund Investments (99.99%) (Cost $2,499,487)                                                                  2,506,269

Other assets, less liabilities (0.01%)                                                                                        336
                                                                                                                      -----------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 2,506,605 shares of
beneficial interest of $.001 par value outstanding                                                                    $ 2,506,605
                                                                                                                      ===========



                       SEE NOTES TO FINANCIAL STATEMENTS.

            RESERVE TAX-EXEMPT TRUST -- PENNSYLVANIA TAX-EXEMPT FUND
                     STATEMENT OF NET ASSETS -- MAY 31, 1998

                                                                                    PRINCIPAL
                                                                                     MATURITY           AMOUNT             VALUE
DESCRIPTION OF SECURITY                                                                DATE         (IN THOUSANDS)       (NOTE 1)
-----------------------                                                                ----         -------------        --------

Allegheny GOB for Presbyterian Hospital, 4.35%                                        4/1/1999        $   210          $   212,621
Allegheny IDA for Longwood at Oakmont, 4% (a)                                         7/1/2027            600              601,907
Allegheny IDA for St. Francis Health Systems, 3.90% (a)                              11/1/2027            500              501,658
Allegheny University of Pittsburgh Project Series 85, 3.80% (a)                       3/1/2013            700              702,324
Allegheny University Project Series 85, 3.60% (a)                                     7/1/2015            100              100,634
Allegheny University Project Series 85, 4.075% (a)                                    7/1/2015            400              402,550
Beaver COP, 3.80%                                                                    8/14/1998          1,000            1,004,164
Bucks IDA for Edgecomb Metals Co., 3.70% (a)                                         10/1/2009            500              503,251
Butler IDA for Lutheran Welfare, 3.80% (a)                                           11/1/2016            500              501,601
Dauphin General Authority Revenue Bonds, 3.93% (a)                                   11/1/2017            400              401,342
Delaware COP, 3.70%                                                                  8/10/1998          1,000            1,002,534
Delaware Finance Authority Series 85, 3.90% (a)                                      12/1/2020            600              601,967
Delaware PCR for Philadelphia Electric Co., 3.95% (a)                                 8/1/2016            400              401,264
Emmaus GOB Local Government Revenue Bonds, 3.95% (a)                                  3/1/2024            700              702,334
Mercersburg General Purpose Authority Series 97, 3.85% (a)                           11/1/2027            300              300,834
Montgomery COP, 3.75%                                                                8/14/1998          1,000            1,004,110
Philadelphia Higher Education for Kings College, 4.50% (a)                           11/1/2002            200              201,265
Philadelphia Higher Education for Temple University, 4% (a)                          10/1/2009            600              601,897
Philadelphia Hospital Authority for Children's Hospital, 4% (a)                       3/1/2027            700              702,240
Philadelphia MHR for Harbor View Tower Project, 4.50% (a)                            11/1/2027            425              426,559
Philadelphia TRAN, 4.50%                                                             6/30/1998            500              520,814
Philadelphia School District TRAN, 4.50%                                             6/30/1998            500              520,814
Puerto Rico Industrial, Medical Environmental Pollution Control Authority,
     4.40% (a)                                                                       12/1/2015            300              301,098
Western Wayne School District GOB, 5%                                               10/15/1998            100              101,004
York General Pooled Finance Authority, 3.85% (a)                                      9/1/2026            500              501,673
                                                                                                                       -----------

Total Pennsylvania Fund Investments (97.23%) (Cost $12,741,817)                                                         12,822,459

Other assets, less liabilities (2.77%)                                                                                     364,679
                                                                                                                       -----------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 13,187,138 shares of
beneficial interest of $.001 par value outstanding                                                                     $13,187,138
                                                                                                                       ===========

(a) THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY. THE RATES SHOWN WERE IN EFFECT AT MAY 31, 1998. SECURITIES PAYABLE ON DEMAND ARE COLLATERALIZED BY BANK LETTERS OF CREDIT OR OTHER BANK CREDIT AGREEMENTS.


SECURITY TYPE ABBREVIATIONS:
----------------------------

BAN -    Bond Anticipation Notes
COP -    Certificate of Participation
CSD -    Central School District
EDA -    Economic Development Authority Revenue Bonds
ERD -    Energy Research and Development Authority
GOB -    General Obligation Bonds
HCF -    Health Care Facilities Revenue Bonds
HDC -    Housing Development Corporation Bonds
HEF -    Health and Educational Facilities Revenue Bonds
HFA -    Health Facilities Authority Revenue Bonds
HFR -    Housing Finance Revenue Bonds
IDA -    Industrial Development Authority Revenue Bonds
IDR -    Industrial Development Agency Revenue Bonds
IFA -    Industrial Finance Authority
MHR -    Multifamily Housing Revenue Bonds
PCR -    Pollution Control Revenue Bonds
RAN -    Revenue Anticipation Notes
RAW -    Revenue Anticipation Warrants
TAN -    Tax Anticipation Notes
TRAN -   Tax & Revenue Anticipation Notes
UFSD -   Union Free School District
USD -    Unified School District


                       SEE NOTES TO FINANCIAL STATEMENTS.

                            STATEMENTS OF OPERATIONS
                             YEAR ENDED MAY 31, 1998

                                           RESERVE NEW
                                         YORK TAX EXEMPT
                                              TRUST                    RESERVE TAX-EXEMPT TRUST
                                         ---------------    ---------------------------------------------
                                            NEW YORK        CALIFORNIA      CONNECTICUT        FLORIDA
                                              FUND             FUND             FUND             FUND
                                              ----             ----             ----             ----

INTEREST INCOME (NOTE 1)                   $6,371,261       $1,735,780       $1,313,617       $  362,174
                                           ----------       ----------       ----------       ----------

EXPENSES (Note 2)
   Management fee                             889,437          246,741          185,719           50,766
   Shareholder servicing,
   Administration and general
   Office expenses                            320,388           85,859           59,478           16,774
   Distribution assistance (Note 3)           308,367           97,966           57,157           19,813
   Equipment expense                           44,073           14,643            8,903            2,996
   Professional fees                           31,486           11,009            7,287            1,707
   Occupancy costs                             15,028            4,649            3,100              871
   Stationery, printing and supplies           36,194            6,917            5,112            1,312
   Trustee fees                                 2,617              831              545              153
   Other expenses                              27,460            6,539            4,935            1,087
                                           ----------       ----------       ----------       ----------
     Total Expenses                         1,675,050          475,154          332,236           95,479
                                           ----------       ----------       ----------       ----------

NET INVESTMENT INCOME                      $4,696,211       $1,260,626       $  981,381       $  266,695
                                           ==========       ==========       ==========       ==========



                       SEE NOTES TO FINANCIAL STATEMENTS.

                            STATEMENTS OF OPERATIONS
                             YEAR ENDED MAY 31, 1998

                                                              RESERVE TAX-EXEMPT TRUST
                                         -----------------------------------------------------------------
                                          MASSACHUSETTS     NEW JERSEY          OHIO         PENNSYLVANIA
                                              FUND             FUND             FUND*            FUND*
                                           ----------       ----------       ----------       ----------

INTEREST INCOME (NOTE 1)                   $  645,025       $1,384,900       $   14,779       $  331,243
                                           ----------       ----------       ----------       ----------

EXPENSES (Note 2)
   Management fee                              91,116          197,592            1,915           45,755
   Shareholder servicing,
   Administration and general
   Office expenses                             26,792           83,119              654           17,536
   Distribution assistance (Note 3)             4,536           74,739               27           18,276
   Equipment expense                            4,851           10,977               38            2,811
   Professional fees                            3,480            8,963               66            2,259
   Occupancy costs                              1,493            3,831               33              901
   Stationery, printing and supplies            2,161            8,408               36            1,370
   Trustee fees                                   276              669                4              160
   Other expenses                               2,777            4,983            1,057            2,442
                                           ----------       ----------       ----------       ----------
     Total Expenses                           137,482          393,281            3,830           91,510
                                           ----------       ----------       ----------       ----------

NET INVESTMENT INCOME                      $  507,543       $  991,619       $   10,949       $  239,733
                                           ==========       ==========       ==========       ==========


* The Pennsylvania and Ohio Tax-Exempt Funds commenced operations on September 12, 1997 and April 1, 1998, respectively.



                       SEE NOTES TO FINANCIAL STATEMENTS.

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                       RESERVE NEW YORK TAX-EXEMPT TRUST
                                                                 NEW YORK FUND
                                                      ----------------------------------

                                                        YEAR ENDED           YEAR ENDED
                                                       MAY 31, 1998         MAY 31, 1997
                                                       ------------         ------------

INCREASE (DECREASE) IN NET ASSETS
     FROM INVESTMENT OPERATIONS:
        Net investment income paid to
        shareholders as dividends (Note 1)            $  (4,696,211)       $  (3,838,918)
                                                      -------------        -------------
     FROM CAPITAL SHARE TRANSACTIONS
       (at net asset value of $1 per share):
        Net proceeds from sale of shares                748,322,717          676,647,327
        Net asset value of shares issued
           on reinvestment of dividends                   4,696,211            3,838,918
                                                      -------------        -------------
           Subtotal                                     753,018,928          680,486,245
        Cost of shares redeemed                        (734,986,773)        (652,760,567)
                                                      -------------        -------------

     Net increase (decrease) in net assets
        derived from capital share transactions
        and from investment operations                   18,032,155           27,725,678

NET ASSETS:
     Beginning of year                                  153,180,084          125,454,406
                                                      -------------        -------------
     End of year                                      $ 171,212,239        $ 153,180,084
                                                      =============        =============


                                                                                  RESERVE TAX-EXEMPT TRUST
                                                      ----------------------------------------------------------------------------
                                                               CALIFORNIA FUND                         CONNECTICUT FUND
                                                      ----------------------------------------------------------------------------

                                                        YEAR ENDED           YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                       MAY 31, 1998         MAY 31, 1997        MAY 31, 1998          MAY 31, 1997
                                                       ------------         ------------        ------------          ------------

INCREASE (DECREASE) IN NET ASSETS
     FROM INVESTMENT OPERATIONS:
        Net investment income paid to
        shareholders as dividends (Note 1)            $  (1,260,626)       $    (498,099)       $    (981,381)       $    (797,967)
                                                      -------------        -------------        -------------        -------------
     FROM CAPITAL SHARE TRANSACTIONS
       (at net asset value of $1 per share):
        Net proceeds from sale of shares                332,373,143          153,856,260          141,307,597          104,926,291
        Net asset value of shares issued
           on reinvestment of dividends                   1,260,626              498,099              981,381              797,967
                                                      -------------        -------------        -------------        -------------
           Subtotal                                     333,633,769          154,354,359          142,288,978          105,724,258
        Cost of shares redeemed                        (297,653,453)        (136,013,932)        (138,998,804)        (107,029,059)
                                                      -------------        -------------        -------------        -------------

     Net increase (decrease) in net assets
        derived from capital share transactions
        and from investment operations                   35,980,316           18,340,427            3,290,174           (1,304,801)

NET ASSETS:
     Beginning of year                                   30,952,396           12,611,969           33,496,503           34,801,304
                                                      -------------        -------------        -------------        -------------
     End of year                                      $  66,932,712        $  30,952,396        $  36,786,677        $  33,496,503
                                                      =============        =============        =============        =============



                       SEE NOTES TO FINANCIAL STATEMENTS.

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                            RESERVE TAX-EXEMPT TRUST
                                                     ------------------------------------------------------------------------
                                                              FLORIDA FUND                          MASSACHUSETTS FUND
                                                              ------------                          ------------------

                                                                         JUNE 24, 1996
                                                                       (COMMENCEMENT OF
                                                      YEAR ENDED      OPERATIONS) THROUGH     YEAR ENDED          YEAR ENDED
                                                     MAY 31, 1998        MAY 31, 1997        MAY 31, 1998        MAY 31, 1997
                                                     ------------        ------------        ------------        ------------
INCREASE (DECREASE) IN NET ASSET
FROM INVESTMENT OPERATIONS:
        Net investment income paid to
        shareholders as dividends (Note 1)           $   (266,695)       $    (92,773)       $   (507,543)       $   (285,186)
                                                     ------------        ------------        ------------        ------------
     FROM CAPITAL SHARE TRANSACTIONS
       (at net asset value of $1 per share):
        Net proceeds from sale of shares               99,350,457          38,626,682          72,967,159          52,472,123
        Net asset value of shares issued
         on reinvestment of dividends                     266,695              92,773             507,543             285,186
                                                     ------------        ------------        ------------        ------------
         Subtotal                                      99,617,152          38,719,455          73,474,702          52,757,309
        Cost of shares redeemed                       (92,909,297)        (34,610,071)        (61,126,323)        (48,678,063)
                                                     ------------        ------------        ------------        ------------

     Net increase in net assets
       derived from capital share transactions
        and from investment operations                  6,707,855           4,109,384          12,348,379           4,079,246

NET ASSETS:
     Beginning of year                                  4,109,384                   0          13,034,609           8,955,363
                                                     ------------        ------------        ------------        ------------
     End of year                                     $ 10,817,239        $  4,109,384        $ 25,382,988        $ 13,034,609
                                                     ============        ============        ============        ============



                       SEE NOTES TO FINANCIAL STATEMENTS.

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                               RESERVE TAX-EXEMPT TRUST
                                                      -----------------------------------------------------------------------------
                                                              NEW JERSEY FUND                    OHIO FUND        PENNSYLVANIA FUND
                                                              ---------------                    ---------        -----------------
                                                                                               APRIL 1, 1998     SEPTEMBER 12, 1997
                                                                                             (COMMENCEMENT OF     (COMMENCEMENT OF
                                                       YEAR ENDED           YEAR ENDED      OPERATIONS THROUGH   OPERATIONS THROUGH
                                                      MAY 31, 1998         MAY 31, 1997        MAY 31, 1998         MAY 31, 1998
                                                      ------------         ------------        ------------         ------------
INCREASE (DECREASE) IN NET ASSET
FROM INVESTMENT OPERATIONS:
        Net investment income paid to
        shareholders as dividends (Note 1)           $    (991,619)       $    (909,418)       $     (10,949)       $    (239,733)
                                                     -------------        -------------        -------------        -------------
     FROM CAPITAL SHARE TRANSACTIONS
       (at net asset value of $1 per share):
        Net proceeds from sale of shares               234,261,239          223,428,579            4,357,301           56,580,287
        Net asset value of shares issued
         on reinvestment of dividends                      991,619              909,418               10,949              239,733
                                                     -------------        -------------        -------------        -------------
         Subtotal                                      235,252,858          224,337,997            4,368,250           56,820,020
        Cost of shares redeemed                       (237,104,518)        (225,911,698)          (1,861,645)         (43,632,882)
                                                     -------------        -------------        -------------        -------------

     Net increase (decrease) in net assets
       derived from capital share transactions
        and from investment operations                  (1,851,660)          (1,573,701)           2,506,605           13,187,138

NET ASSETS:
     Beginning of year                                  39,452,100           41,025,801                    0                    0
                                                     -------------        -------------        -------------        -------------
     End of year                                     $  37,600,440        $  39,452,100        $   2,506,605        $  13,187,138
                                                     =============        =============        =============        =============



                       SEE NOTES TO FINANCIAL STATEMENTS.

                 RESERVE NEW YORK TAX-EXEMPT TRUST ("NY TRUST")
           RESERVE TAX-EXEMPT TRUST (CALIFORNIA, CONNECTICUT, FLORIDA,
        MASSACHUSETTS, NEW JERSEY, OHIO AND PENNSYLVANIA FUNDS) ("TRUST")

        (THE NY TRUST AND TRUST ARE COLLECTIVELY REFERRED TO AS "TRUSTS")
                          NOTES TO FINANCIAL STATEMENTS


1.       SIGNIFICANT ACCOUNTING POLICIES:

         The Trusts are registered under the Investment Company Act of 1940 as nondiversified, open-end management investment companies. The policies summarized below are consistently followed in the preparation of their financial statements in conformity with generally accepted accounting principles.

         A. The Trust and NY Trust shares of beneficial interest authorized are unlimited. The Trust's shares are divided into eight series, California Fund, Connecticut Fund, Florida Fund, Interstate Fund, Massachusetts Fund, New Jersey Fund, Ohio Fund and Pennsylvania Fund. These financial statements and notes apply only to the California, Connecticut, Florida, Massachusetts, New Jersey, Ohio and Pennsylvania Funds of Reserve Tax-Exempt Trust and to the New York Fund of Reserve New York Tax-Exempt Trust.

         B. Securities are stated at value which represents cost plus interest accrued to date. Under Securities and Exchange Commission Rule 2a-7, the Trusts use amortized cost to value each Fund, by which investments are valued at cost and the difference between the cost of each instrument and its value at maturity is accrued into income on a straight line basis over the number of days to maturity, irrespective of intervening changes in interest rates or market values of investments. The maturity of floating or variable rate instruments in which the Trusts may invest will be deemed to be, for floating rate instruments (1) following, and for variable rate instruments the longer of (1) or (2) following:
                  (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument; (2) the period remaining until the instrument's next rate adjustment, for purposes of Rule 2a-7 and for computing each portfolio's average weighted life to maturity.

         C. It is the Trusts' policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute all income to its shareholders. Accordingly, no Federal income tax provision is required.

         D. Investments are recorded as of the date of their purchase and sale. Interest income is determined on the basis of interest accrued, premium amortized, and discount accreted.

         E. Net investment income on investments is distributed to shareholders daily and automatically reinvested in additional shares.

         F. Each Fund is charged only for its direct or allocated (in proportion to net assets or number of shareholder accounts) share of expenses.

                 RESERVE NEW YORK TAX-EXEMPT TRUST ("NY TRUST")
           RESERVE TAX-EXEMPT TRUST (CALIFORNIA, CONNECTICUT, FLORIDA,
        MASSACHUSETTS, NEW JERSEY, OHIO AND PENNSYLVANIA FUNDS) ("TRUST")

        (THE NY TRUST AND TRUST ARE COLLECTIVELY REFERRED TO AS "TRUSTS")
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)


2.       MANAGEMENT FEE, SHAREHOLDER SERVICING COSTS AND TRANSACTIONS WITH
         AFFILIATES:

         Reserve Management Company, Inc. ("RMCI") manages the Trusts' investments, effects purchases and sales thereof, and absorbs certain promotional expenses. For such services RMCI receives management fees from each Fund at an annual rate of .50% of the first $500 million, .475% of the next $500 million, .45% of the next $500 million, .425% of the next $500 million and .40% of any excess over $2 billion of the average daily closing net assets.

         Also, under the current Service Agreement, RMCI was reimbursed $477,246 (New York Fund), $130,447 (California Fund), $89,360 (Connecticut
         Fund), $24,900 (Florida Fund), $41,830 (Massachusetts Fund), $120,950 (New Jersey Fund), $1,888 (Ohio Fund) and $27,479 (Pennsylvania Fund) during the year ended May 31, 1998 for expenditures made on behalf of the Trusts for personnel, office space and equipment and shareholder accounting and administrative services, to conduct the Trusts' business. On May 31, 1998, the New York, California, Connecticut, Florida, Massachusetts, New Jersey, Ohio and Pennsylvania Funds had accrued expenses of $14,069, $5,500, $3,023, $889, $2,086, $3,090, $206
         and $1,084, respectively, due to RMCI.

3.       DISTRIBUTION ASSISTANCE:

         Pursuant to a Distribution Plan, each Trust will make payments of up to .20% per annum of the average daily net assets of the Trust qualified shareholder accounts as to which the payee or RMCI has rendered assistance in distributing its shares.

4.       MANAGEMENT'S USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities on the dates of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates.

5.       INVESTMENT CONCENTRATION

         The New York, California, Connecticut, Florida, Massachusetts, New Jersey, Ohio and Pennsylvania Tax-Exempt Funds invest substantially all of their assets in portfolios of tax-exempt debt obligations primarily consisting of issuers of each of the respective states. The issuers' abilities to meet their obligations may be affected by economic, regional or political developments. In order to reduce the credit risk associated with such factors, 67.80%, 72.18%, 53.81%, 83.99%, 52.25%, 65.07%, 71.81% and 58.58% of the New York, California,
         Connecticut, Florida, Massachusetts, New Jersey, Ohio and Pennsylvania Funds' investments, respectively, were backed by letters of credit, bond insurance of financial institutions and financial guaranty assurance agencies.

                 RESERVE NEW YORK TAX-EXEMPT TRUST ("NY TRUST")
           RESERVE TAX-EXEMPT TRUST (CALIFORNIA, CONNECTICUT, FLORIDA,
        MASSACHUSETTS, NEW JERSEY, OHIO AND PENNSYLVANIA FUNDS) ("TRUST")

        (THE NY TRUST AND TRUST ARE COLLECTIVELY REFERRED TO AS "TRUSTS")
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

6.       COMPONENTS OF NET ASSETS

         At May 31, 1998 the following funds had these components of net assets:

                               New York         California       Connecticut          Florida
                           ---------------    --------------   --------------     --------------

Par Value                  $       171,212    $       66,933   $       36,787     $       10,817
Paid-in-Capital                171,041,027        66,865,779       36,749,890         10,806,422
                           ---------------    --------------   --------------     --------------
Net Assets                 $   171,212,239    $   66,932,712   $   36,786,677     $   10,817,239
                           ===============    ==============   ==============     ==============

                            Massachusetts       New Jersey          Ohio           Pennsylvania
                           ---------------    --------------   --------------     --------------

Par Value                  $        25,383    $       37,600   $        2,507     $       13,187
Paid-in-Capital                 25,357,605        37,562,840        2,504,098         13,173,951
                           ---------------    --------------   --------------     --------------
Net Assets                 $    25,382,988    $   37,600,440   $    2,506,605     $   13,187,138
                           ===============    ==============   ==============     ==============

                              ---------------------

                      FEDERAL TAX INFORMATION - (UNAUDITED)

The dividends distributed by each Fund are exempt interest dividends for Federal tax purposes.

                              ---------------------

                              FINANCIAL HIGHLIGHTS


                                                               FOR FISCAL YEARS ENDED MAY 31,
                                           -------------------------------------------------------------------------
NEW YORK TAX-EXEMPT FUND                     1998         1997         1996         1995         1994         1993
------------------------                     ----         ----         ----         ----         ----         ----
Net asset value, beginning of year         $ 1.0000     $ 1.0000     $ 1.0000     $ 1.0000     $ 1.0000     $ 1.0000
                                           --------     --------     --------     --------     --------     --------
Income from investment operations             .0363        .0352        .0381        .0352        .0249        .0281
Expenses                                      .0095        .0105        .0105        .0099        .0099        .0103
                                           --------     --------     --------     --------     --------     --------
Net investment income (1)                     .0268        .0247        .0276        .0253        .0150        .0178
Dividends from net investment income (1)     (.0268)      (.0247)      (.0276)      (.0253)      (.0150)      (.0178)
                                           --------     --------     --------     --------     --------     --------

Net asset value, end of year               $ 1.0000     $ 1.0000     $ 1.0000     $ 1.0000     $ 1.0000     $ 1.0000
                                           ========     ========     ========     ========     ========     ========
Total Return                                   2.68%        2.47%        2.76%        2.53%        1.50%        1.78%

RATIOS/SUPPLEMENTAL DATA
Net assets in thousands,
         end of year                        171,212      153,180      125,454      152,906      148,387      149,785
Ratio of expenses to average
         net assets                             .94%        1.04%        1.04%         .98%         .98%        1.02%
Ratio of net investment income
         to average net assets                 2.63%        2.43%        2.72%        2.48%        1.48%        1.76%


                                                   FOR FISCAL YEARS ENDED MAY 31,
                                           -----------------------------------------------
NEW YORK TAX-EXEMPT FUND                     1992         1991         1990         1989
------------------------                     ----         ----         ----         ----
Net asset value, beginning of year         $ 1.0000     $ 1.0000     $ 1.0000     $ 1.0000
                                           --------     --------     --------     --------
Income from investment operations             .0421        .0563        .0616        .0600
Expenses                                      .0104        .0105        .0100        .0103
                                           --------     --------     --------     --------
Net investment income (1)                     .0317        .0458        .0516        .0497
Dividends from net investment income (1)     (.0317)      (.0458)      (.0516)      (.0497)
                                           --------     --------     --------     --------

Net asset value, end of year               $ 1.0000     $ 1.0000     $ 1.0000     $ 1.0000
                                           ========     ========     ========     ========
Total Return                                   3.17%        4.58%        5.16%        4.97%

RATIOS/SUPPLEMENTAL DATA
Net assets in thousands,
         end of year                        156,567      148,079      120,142       90,378
Ratio of expenses to average
         net assets                            1.03%        1.01%         .98%        1.00%
Ratio of net investment income
         to average net assets                 3.09%        4.43%        5.02%        4.86%

                                                                                              OCTOBER 17, 1994
                                                                                              (COMMENCEMENT OF
                                             YEAR ENDED      YEAR ENDED      YEAR ENDED     OPERATIONS) THROUGH
CALIFORNIA TAX-EXEMPT FUND                  MAY 31, 1998    MAY 31, 1997    MAY 31, 1996        MAY 31, 1995
--------------------------                  ------------    ------------    ------------        ------------

Net asset value, beginning of year            $ 1.0000        $ 1.0000        $ 1.0000            $ 1.0000
                                              --------        --------        --------            --------
Income from investment operations                .0358           .0341           .0379               .0243
Expenses                                         .0098           .0102           .0106               .0062
                                              --------        --------        --------            --------
Net investment income (1)                        .0260           .0239           .0273               .0181
Dividends from net investment income (1)        (.0260)         (.0239)         (.0273)             (.0181)
                                              --------        --------        --------            --------

Net asset value, end of year                  $ 1.0000        $ 1.0000        $ 1.0000            $ 1.0000
                                              ========        ========        ========            ========
Total Return                                      2.60%           2.39%           2.73%               1.81%(2)

RATIOS/SUPPLEMENTAL DATA
Net assets in thousands, end of year            66,933          30,952          12,612              11,088
Ratio of expenses to average
net assets                                         .96%           1.03%           1.04%               1.02%(2)
Ratio of net investment income
to average net assets                             2.55%           2.40%           2.67%               2.95%(2)

                                                               FOR FISCAL YEARS ENDED MAY 31,
                                           ---------------------------------------------------------------------------
CONNECTICUT TAX-EXEMPT FUND                  1998        1997        1996        1995           1994            1993
---------------------------                  ----        ----        ----        ----           ----            ----

Net asset value, beginning of year         $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000       $ 1.0000        $ 1.0000
                                           --------    --------    --------    --------       --------        --------
Income from investment operations             .0358       .0341       .0368       .0352          .0250           .0269
Expenses                                      .0091       .0098       .0102       .0098(3)       .0086(3)        .0087(3)
                                           --------    --------    --------    --------       --------        --------
Net investment income (1)                     .0267       .0243       .0266       .0254          .0164           .0182
Dividends from net investment income (1)     (.0267)     (.0243)     (.0266)     (.0254)        (.0164)         (.0182)
                                           --------    --------    --------    --------       --------        --------

Net asset value, end of year               $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000       $ 1.0000        $ 1.0000
                                           ========    ========    ========    ========       ========        ========
Total Return                                   2.67%       2.43%       2.66%       2.54%          1.64%           1.82%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of year         36,787      33,497      34,801      26,626        128,693         157,115
Ratio of expenses to average
net assets                                      .89%       0.97%       1.01%        .89%(3)        .85%(3)         .86%(3)
Ratio of net investment income
to average net assets                          2.64%       2.39%       2.61%       2.33%          1.62%           1.81%


                                                        FOR FISCAL YEARS ENDED MAY 31,
                                           --------------------------------------------------------
CONNECTICUT TAX-EXEMPT FUND                  1992            1991            1990            1989
---------------------------                  ----            ----            ----            ----

Net asset value, beginning of year         $ 1.0000        $ 1.0000        $ 1.0000        $ 1.0000
                                           --------        --------        --------        --------
Income from investment operations             .0400           .0534           .0615           .0604
Expenses                                      .0091(3)        .0086(3)        .0083(3)        .0086(3)
                                           --------        --------        --------        --------
Net investment income (1)                     .0309           .0448           .0532           .0518
Dividends from net investment income (1)     (.0309)         (.0448)         (.0532)         (.0518)
                                           --------        --------        --------        --------

Net asset value, end of year               $ 1.0000        $ 1.0000        $ 1.0000        $ 1.0000
                                           ========        ========        ========        ========
Total Return                                   3.09%           4.48%           5.32%           5.18%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of year        191,101         241,790         314,489         247,929
Ratio of expenses to average
net assets                                      .90%(3)         .85%(3)         .81%(3)         .84%(3)
Ratio of net investment income
to average net assets                          3.05%           4.41%           5.17%           5.05%

                                                                              JUNE 24, 1996
                                                                            (COMMENCEMENT OF
                                                       YEAR END            OPERATIONS) THROUGH
FLORIDA TAX-EXEMPT FUND                              MAY 31, 1998             MAY 31, 1997
-----------------------                              ------------             ------------

Net asset value, beginning of year                     $1.0000                  $1.0000
                                                       -------                  -------
Income from investment operations                        .0366                    .0321
Expenses                                                 .0097                    .0093
                                                      --------                 --------
Net investment income (1)                                .0269                    .0228
Dividends from net investment income (1)                (.0269)                  (.0228)
                                                      ---------                ---------

Net asset value, end of year                           $1.0000                  $1.0000
                                                       =======                  =======
Total Return                                               2.69%                    2.42%(2)

RATIOS/SUPPLEMENTAL DATA

Net assets in thousands, end of year                     10,817                    4,109
Ratio of expenses to average net assets                     .94%                    1.04%(2)
Ratio of net investment income to
average net assets                                         2.62%                    2.39%(2)



                                                                     FOR FISCAL YEARS ENDED MAY 31,
                                           ------------------------------------------------------------------------------------


MASSACHUSETTS TAX-EXEMPT FUND                1998         1997            1996           1995            1994            1993
-----------------------------                ----         ----            ----           ----            ----            ----

Net asset value, beginning of year         $ 1.0000     $ 1.0000        $ 1.0000       $ 1.0000        $ 1.0000        $ 1.0000
                                           --------     --------        --------       --------        --------        --------
Income from investment operations             .0361        .0338           .0362          .0335           .0227           .0257
Expenses                                      .0077        .0079(3)        .0086(3)       .0070(3)        .0052(3)        .0048(3)
                                           --------     --------        --------       --------        --------        --------
Net investment income (1)                     .0284        .0259           .0276          .0265           .0175           .0209
Dividends from net investment income (1)     (.0284)      (.0259)         (.0276)        (.0265)         (.0175)         (.0209)
                                           --------     --------        --------       --------        --------        --------

Net asset value, end of year               $ 1.0000     $ 1.0000        $ 1.0000       $ 1.0000        $ 1.0000        $ 1.0000
                                           ========     ========        ========       ========        ========        ========
Total Return                                   2.84%        2.59%           2.76%          2.65%           1.75%           2.09%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of year         25,383       13,035           8,955         10,169          14,824          13,305
Ratio of expenses to average net assets         .75%         .79%(3)         .84%(3)        .69%(3)         .51%(3)         .46%(3)
Ratio of net investment income to
average net assets                             2.78%        2.58%           2.71%          2.60%           1.73%           2.04%


                                                      FOR FISCAL YEARS ENDED MAY 31,
                                           ----------------------------------------------------
                                                                             JANUARY 22, 1990
                                                                             (COMMENCEMENT OF
                                                                            OPERATIONS) THROUGH
MASSACHUSETTS TAX-EXEMPT FUND                    1992           1991            MAY 31, 1990
-----------------------------                    ----           ----            ------------

Net asset value, beginning of year             $ 1.0000       $ 1.0000            $ 1.0000
                                               --------       --------            --------
Income from investment operations                 .0386          .0551               .0209
Expenses                                          .0045(3)       .0032(3)            .0010
                                               --------       --------            --------
Net investment income (1)                         .0341          .0519               .0199
Dividends from net investment income (1)         (.0341)        (.0519)             (.0199)(4)
                                               --------       --------            --------

Net asset value, end of year                   $ 1.0000       $ 1.0000            $ 1.0000
                                               ========       ========            ========
Total Return                                       3.41%          5.19%               5.59%(2)

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of year              7,186          4,652               2,140
Ratio of expenses to average net assets             .44%(3)        .30%(3)             .29%(2)
Ratio of net investment income to
average net assets                                 3.28%          4.79%               5.53%(2)

                                                                                                     OCTOBER 17, 1994
                                                                                                     (COMMENCEMENT OF
                                            YEAR ENDED         YEAR ENDED         YEAR ENDED       OPERATIONS) THROUGH
NEW JERSEY TAX-EXEMPT FUND                 MAY 31, 1998       MAY 31, 1997       MAY 31, 1996          MAY 31, 1995
--------------------------                 ------------       ------------       ------------          ------------

Net asset value, beginning of year            $1.0000             $1.0000             $1.0000            $1.0000
                                              -------             -------             -------            -------
Income from investment operations               .0354               .0343               .0369              .0330
Expenses                                        .0100               .0107               .0106              .0087 (3)
                                             --------            --------             -------            -------
Net investment income (1)                       .0254               .0236               .0263              .0243
Dividends from net investment income(1)        (.0254)            (.0236)              (.0263)            (.0243)
                                             --------            -------              -------            -------

Net asset value, end of year                  $1.0000             $1.0000             $1.0000            $1.0000
                                              =======             =======             =======            =======
Total Return                                     2.54%               2.36%                2.63%              2.43%(2)

RATIOS/SUPPLEMENTAL DATA

Net assets in thousands, end of year           37,600              39,452               41,026              21,607
Ratio of expenses to average
net assets                                        .99%               1.06%               1.04%               1.01%(2)(3)
Ratio of net investment income
to average net assets                            2.50%               2.33%               2.59%               2.82%(2)


                                              APRIL 1, 1998
                                             (COMMENCEMENT OF
                                           OPERATIONS) THROUGH
OHIO TAX-EXEMPT FUND                           MAY 31, 1998
--------------------                           ------------

Net asset value, beginning of year                $1.0000
                                                  -------
Income from investment operations                   .0065
Expenses                                            .0017
                                                ---------
Net investment income (1)                           .0048
Dividends from net investment income (1)           (.0048)
                                                ---------

Net asset value, end of year                      $1.0000
                                                  =======
Total Return                                         2.87% (2)

RATIOS/SUPPLEMENTAL DATA

Net assets in thousands, end of year                2,507
Ratio of expenses to average
net assets                                           1.00% (2)
Ratio of net investment income
to average net assets                                2.86% (2)

                                                     SEPTEMBER 12, 1997
                                                      (COMMENCEMENT OF
                                                    OPERATIONS) THROUGH
PENNSYLVANIA TAX-EXEMPT FUND                            MAY 31, 1998
----------------------------                            ------------

Net asset value, beginning of year                         $1.0000
                                                           -------
Income from investment operations                            .0261
Expenses                                                     .0072
                                                         ---------
Net investment income (1)                                    .0189
Dividends from net investment income (1)                    (.0189)
                                                         ---------

Net asset value, end of year                               $1.0000
                                                           =======
Total Return                                                  2.64% (2)

RATIOS/SUPPLEMENTAL DATA

Net assets in thousands, end of year                        13,187
Ratio of expenses to average
net assets                                                    1.00% (2)
Ratio of net investment income
to average net assets                                         2.62% (2)


(1)  Based on compounding of daily dividends. Not indicative of future results.
(2)  Annualized.
(3) During these periods the Manager waived all or a portion of fees and expenses. If there were no reductions in expenses, the actual expenses for the Connecticut Fund would have been .10% higher and the actual expenses for the Massachusetts Fund from inception through May 31, 1997, would have been .83% for these periods and .01% higher for the New Jersey Fund.
(4)  .01(cent) per share represents distributions of taxable income.

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Shareholders and the Board of Trustees of Reserve Tax-Exempt Trust - Interstate Tax-Exempt Fund:

         In our opinion, the accompanying statement of net assets and the related statement of operations and the statements of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Interstate Tax Exempt Fund (one of the eight series constituting Reserve Tax-Exempt Trust) at May 31, 1998, the results of its operations for the year then ended , the changes in each of its net assets for each of the 2 years then ended and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                             PRICEWATERHOUSECOOPERS LLP

New York, NY
July 24, 1998

                       RESERVE NEW YORK TAX-EXEMPT TRUST
                                     PART C

Item 24.Financial Statements and Exhibits
        (a)  Financial Statements Included in Part A

             (1)   Financial Highlights


        (b)  Financial Statements Included in Part A and Part B

             (1)   Statements of Net Assets at May 31, 1998


             (2)   Statements of Operations for the year ended May 31, 1998



             (3) Statements of Changes in Net Assets for the years ended May 31, 1997 and 1998


             (4)   Notes to Financial Statements

             (5)   Report of Independent Accountants.


        (b)  Exhibits

          *  (1)   Declaration of Trust was filed as an exhibit to Registrant's
                   Initial Registration Statement dated July 22, 1983.

          *  (2)   Bylaws were filed as an exhibit to Registrant's Initial
                   Registration Statement dated July 22, 1983.  Amendment No.
                   2 filed as an exhibit to Post-Effective Amendment No. 10 dated July 31, 1990.

             (3)   Not Applicable.

             (4)   Not Applicable.

          *  (5)   Form of Investment Management Agreement filed as an Exhibit to Post-Effective Amendment No. 8.

          *  (6)   Form of Distribution Agreement and Plan of
                   Distribution filed as an exhibit to Registrant's Initial
                   Registration  Statement dated July 22, 1983.  Amendment to
                   Plan of  Distribution filed as exhibit to Post-Effective
                   Amendment No. 9 dated July 31, 1988. *

             (7) Pension Plan of Reserve Management Corporation was filed as an exhibit to Post-Effective Amendment No. 9 dated September 30, 1986; Amendments to Pension Plan filed as an exhibit to Post-Effective Amendment No. 45 of The Reserve Fund (File No. 811-2033) dated July 31, 1989.

          *  (8)   Custodian Agreement with Chemical Bank filed as an exhibit to Registrant's Initial Registration Statement dated July 22,
                   1983.

          *  (9)   Form of Service Agreement filed as an exhibit to
                   Post-Effective Amendment No. 3 dated May 31, 1985.

             (10)  Opinion of counsel filed herewith.

             (11)  Consent of auditors filed herewith.

             (12)  Not Applicable.

             (14)  Not Applicable.

          *  (15)  See item No. 6.

             (16) Schedule of computation of each performance quotation provided in Registration Statement.

             (17)  Power of Attorney

             (18)  Not Applicable


---------------------------

* Incorporated by reference

Item 25.   Persons Controlled by or Under Common Control with Registrant

           Not Applicable

Item 26.   Number of Holders of Securities

                                                   Number of Record Holders
           Title of Class                                at June 30, 1998
           --------------                          ------------------------
           New York Tax-Exempt Fund                        13,918


Item 27.   Indemnification

           Each Trustee, officer, employee or agent of the Registrant, and any person who has served at its request as a Director, Trustee, officer or employee of another business entity, shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, subject to the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of any expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed the final adjudication of such issue.


Item 28.   Business and Other Connections of Investment Adviser

Name                    Position with the Adviser                  Other Businesses
----                    -------------------------                  ----------------

Henry B.R. Brown        President, Treasurer and                   President, Treasurer and Director of
                        Director                                   Reserve Management Corporation of the same address
                                                                   as the Trust; Director and Treasurer of Transfer Agent
                                                                   Inc. 5 Cornwall St., N.W., Leesburg, Virginia  22075.


Bruce R. Bent           Vice President, Secretary                  Vice President, Secretary and Director of
                        and Director                               Reserve Management Corporation and Director of Resrv
                                                                   Partners, Inc. both of the same address as the Trust.



Item 29.  Principal Underwriters

          (a) Resrv Partners, Inc., a principal underwriter of the Registrant, also acts as principal underwriter to The Reserve Fund, Reserve Institutional Trust, Reserve Tax-Exempt Trust and Reserve Private Equity Series.


Name and Principal                   Positions and Offices                    Positions and Offices
 Business Address                   with Resrv Partners, Inc.                    with Registrant
------------------                  -------------------------                 ---------------------

Bruce R. Bent                      Chairman and Director                      President, Treasurer
810 Seventh Avenue                                                            & Trustee
New York, NY 10019

Item 30.  Location of Accounts and Records

          All records required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained at 810 Seventh Avenue, New York, NY 10019 except those relating to receipts and deliveries of securities, which are maintained by the Registrant's Custodian.

Item 31.  Management Services

          See "Investment Management, Distribution, Service and Custodian Agreements" in Part B.

Item 32.  Undertakings

          Not Applicable

                                   SIGNATURES



        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and Registrant has duly caused this Post-Effective Amendment No. 20 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York, on the 31st day of July 1998.



                                                   /s/ Bruce R. Bent
                                                   ----------------------------
                                                       Bruce R. Bent, President

Attest:


  /s/ MaryKathleen Foynes
--------------------------------------
        MaryKathleen Foynes, Secretary



        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 18 to its Registration Statement has been below signed by the following persons in the capacities and on the dates indicated.



/s/ Bruce R. Bent                                            Date    7/30/98
----------------------------------------                            ------------
Bruce R. Bent, President, Treasurer
and Board Member (principal executive,
operating and financial officer)




*                                                            Date    7/30/98
                                                                 ---------------
---------------------------------------------------
        Edwin Ehlert Jr., Board Member



*                                                            Date    7/30/98
--------------------------------------------------               ---------------
        Henri W. Emmet, Board Member



*                                                            Date    7/30/98
-------------------------------------------------                ---------------
        Donald J. Harrington, Board Member



   /s/ MaryKathleen Foynes                                   Date    7/30/98
-------------------------------------------------                ---------------
        MaryKathleen Foynes, *Attorney-in-Fact
        General Counsel

                               INDEX TO EXHIBITS


                                                                                      Sequentially
Exhibit No.            Description                                                    Numbered
-----------            -----------                                                    ------------

     1.                Declaration of Trust of Registrant**

     2.                By-Laws of Registrant**

     3.                Not Applicable

     4.                Not Applicable

     5.                (a) Form of Investment Management Agreement
                       between the Registrant and Reserve Management Company Inc.**

     6.                (a) Form of Distribution Agreement between the
                       Registrant and Resrv Parners, Inc.**

                       (b) Form of Selected Dealer Agreement.**

     7. Pension Plan of Reserve Management Corp. filed as an exhibit to Post-Effective Amendment No., 32 of The
                       Reserve Fund (File No. 2-36429); amendments thereto filed as an exhibit to Post-Effective Amendment No. 45 and all are incorporated by reference

      8.               Form of Custodian Agreements between Registrant and Custodial
                       Trust Company**

      9.               Not Applicable

     10.               Opinion of Counsel

     11.               Consent of Auditors

     12.               Not Applicable

     13.               Form of Subscription Agreement between the Registrant and Reserve
                       Management Company, Inc.**

     14.               Not Applicable

     15.               Form of Service Plan**

     16.               Schedule of computation of each performance quotation provided in
                       Registration Statement

     17.               Powers of Attorney

     18.               Not Applicable

     27.               Financial Data Schedule


* To be filed by amendment

**Previously filed